                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-02224
                                   ---------------------------------------------

                           MML Series Investment Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         1295 State Street, Springfield, MA                     01111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

         David W. O'Leary
         1295 State Street, Springfield, MA                     01111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  413-788-8411
                                                    ----------------------------

Date of fiscal year end:  12/31/2004
                         -------------------------

Date of reporting period:  6/30/2004
                          ------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

     (Semi-Annual Report for the period 1/1/04 through 6/30/04 is filed herewith)

MML SERIES INVESTMENT FUND

SEMIANNUAL REPORT
FOR THE PERIOD ENDED
JUNE 30, 2004

[GRAPHIC]

MML INFLATION-PROTECTED BOND FUND
MML LARGE CAP VALUE FUND
MML EQUITY INDEX FUND
MML ENHANCED INDEX CORE EQUITY FUND
MML GROWTH EQUITY FUND
MML OTC 100 FUND
MML SMALL CAP EQUITY FUND
MML SMALL COMPANY OPPORTUNITIES FUND
MML SMALL CAP GROWTH EQUITY FUND
MML EMERGING GROWTH FUND

[MASSMUTUAL FINANCIAL GROUP(SM) LOGO]

YOU CAN'T PREDICT. YOU CAN PREPARE.(R)

INVEST
INSURE
RETIRE

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                             i

PORTFOLIO MANAGER REPORTS                                          1

PORTFOLIO OF INVESTMENTS                                          21
    MML Inflation-Protected Bond Fund                             21
    MML Large Cap Value Fund                                      22
    MML Equity Index Fund                                         24
    MML Enhanced Index Core Equity Fund                           30
    MML Growth Equity Fund                                        35
    MML OTC 100 Fund                                              39
    MML Small Cap Equity Fund                                     41
    MML Small Company Opportunities Fund                          43
    MML Small Cap Growth Equity Fund                              44
    MML Emerging Growth Fund                                      48

STATEMENT OF ASSETS AND LIABILITIES                               52

STATEMENT OF OPERATIONS                                           54

STATEMENT OF CHANGES IN NET ASSETS                                56

FINANCIAL HIGHLIGHTS                                              60

NOTES TO FINANCIAL STATEMENTS                                     71

MML SERIES INVESTMENT FUND - LETTER TO SHAREHOLDERS

                                                                   June 30, 2004

TO OUR SHAREHOLDERS

[PHOTO OF DAVID W. O'LEARY]

DAVID W. O'LEARY

"MASSMUTUAL BELIEVES INVESTORS SHOULD TAKE A LONG-TERM PERSPECTIVE WITH INVESTING AND STRIVE FOR AN APPROPRIATELY DIVERSIFIED PORTFOLIO. WITH THE YEAR HALF OVER, THIS MAY BE A GOOD TIME FOR INVESTORS TO REFLECT ON THE PERIOD JUST ENDED, REVIEW THEIR LONG-TERM INVESTMENT STRATEGY, AND REALIGN THEIR ALLOCATIONS WHERE NECESSARY."

INVESTORS TREAD WATER

The strong market advance we witnessed in 2003 slowed markedly during the first half of 2004, as investors reflected upon the changing geopolitical and market environment and pondered new political leadership here at home.

In the first quarter, concerns about a "jobless recovery" and terrorist activities weighed heavily on investor sentiment, despite stronger-than-expected U.S. economic activity and corporate profit growth. While the larger-cap and technology-oriented market indexes of the respective Dow and NASDAQ lost some ground in the first quarter, the S&P 500 held its own and small cap and international stocks posted stronger gains, albeit in the single digits. The bond market also benefited from slightly lower interest rates.

A seesaw of positives and negatives also kept many investors from making definitive moves in the second quarter. On the plus side were stronger economic growth and corporate profits, greater consumer confidence and improving employment statistics. While 2004 began with some trepidation that we were experiencing a jobless economic recovery, that worry was dispelled with the positive April jobs report, which set the tone for the quarter. On the minus side, higher oil prices, renewed inflation concerns and continued terrorist threats kept investors jittery. As a result, for the second quarter, market performance was mixed and meager, with many indexes nearly flat. The Lehman Brothers Aggregate Bond Index was in negative territory for the period (-2.44%), as climbing interest rates hampered the performance of fixed income investments.

SIX-MONTH RESULTS POSITIVE

Results for the six months ended June 30, 2004 reflected the slowdown in the markets, but were in positive territory across the board. The major indexes advanced for this period, led by small company stocks, which continued to benefit from their ability to be quicker to adapt to economic uncertainty, lower exposure to the overall economy, and less complex corporate accounting practices (relative to their large cap counterparts). On the fixed income side, the Lehman Brothers Aggregate Bond Index posted a modest 0.32% gain.

From a performance perspective, coming in second for the year-to-date period were international stocks. The international equity markets have generally benefited from the declining U.S. dollar and expectations for stronger global economic growth.

THE INTEREST IN INTEREST RATES

As the second quarter drew to a close, the Federal Reserve (Fed) changed the direction of its monetary policy from "easing" to "tightening" by raising the benchmark federal funds rate by 0.25% to 1.25%, a clear indication of growth in the U.S. economy. The move was significant for two reasons: (1) It marked the first upward rate movement instituted by the Fed since 2000; and (2) It took the federal funds rate from a 46-year low. In a related action, the Fed also raised the discount rate 0.25% to 2.25%. The discount rate represents the amount the Fed charges when it loans money to banks. Despite these increases, the news had little immediate impact on the markets, as Fed policymakers had indicated in May that they would raise rates at a measured pace. Investors had considered the moves inevitable and had factored them into the markets long before the announcement.

PUTTING THE RATE INCREASE INTO PERSPECTIVE

So what does the Fed's recent action mean to investors and savers? Very simply, it is good news for some and not as good for others. For savers, buyers of certificates of deposit and bond investors looking for higher coupons, it's good news. For mortgage shoppers, credit card debtors and other credit seekers, and current owners of bond portfolios (the prices of existing bonds decline when interest rates rise), the news may not be as good. Stated plainly, money just got a little more expensive.

Equity investors, however, may be encouraged by the fact that stocks can represent an attractive investment option in a rising interest rate environment. Rising rates often signal a growing, healthy economy, and rising inflation may translate into corporate profits.

OUTLOOK

All indications from Fed officials are that the rate increases will continue, but that they will proceed at a so-called measured pace.

We believe that investors may take cues from the growing economy, focus on corporate earnings and fundamentals - and potentially, drive up equity valuations. Bonds will likely continue to struggle against rising interest rates, and many fixed income investors may turn their backs on debt instruments in the near term to seek the growth potential of stocks. Furthermore, the specter of terrorist threats and speculation about November's presidential election will figure prominently in the minds of investors and have the potential to weigh heavily on market performance.

MassMutual believes investors should take a long-term perspective with investing. Most stock and bond indexes have shown an unmistakable trend of advancement over the long term, rewarding many disciplined investors along the way, although past performance is no guarantee of future results. Despite the slowdown in the equity and bond markets in the first half of this year, the current pause may be a good opportunity for investors to review their long-term investment strategy, and realign their allocations where necessary.

/s/ David W. O'Leary

David W. O'Leary
PRESIDENT

MML INFLATION-PROTECTED BOND FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML INFLATION-PROTECTED BOND FUND?

This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. The Fund normally invests:
- at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations; and
- up to 20% of its assets in non-inflation-indexed U.S. securities or non-U.S. securities.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's shares returned 0.66%, underperforming the 1.88% return for the Lehman U.S. Treasury Inflation Note Index.

HOW DO INFLATION-INDEXED BONDS PROTECT AGAINST INFLATION?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a fixed coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate - as measured by the Consumer Price Index - results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3% and a security with a par value of $1,000 and a coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The interest payment would be calculated by multiplying $1,030 by 1.75% instead of using the original $1,000 par value to calculate the amount of interest.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The first quarter of 2004 was characterized by a lackluster stock market, positive total returns for bonds, and a Federal Reserve (Fed) that remained on hold. Yields on three- and six-month Treasury bills were little changed. However, yields on two-year notes declined by 0.25% and three-year notes fared even better, dropping 0.36%. Bond prices move in the opposite direction to interest rates (or yields); when yields fall, the prices of existing bonds rise. In the face of an expanding economy, the biggest factor behind the strong bond performance was anemic job growth - underscored early in March by the February employment number, which showed only 21,000 jobs being created instead of a forecasted 100,000+. In late January, we saw a dramatic spike in yields, due to the Federal Open Markets Committee's (FOMC) January statement. In previous months, the FOMC had signaled that it remained staunchly committed to leaving rates unchanged for the foreseeable future. In its January statement, however, it removed a reference to maintaining this policy for "a considerable period," instead stating that it could remain "patient." Many in the market saw this as an early indicator that there was more consensus to the possibility of an upcoming rate increase, and this sparked a sharp one-day rise in the yields of two- and three-year Treasury notes of 0.17% and 0.18%, respectively.

Stock and bond returns continued to be subdued in the second quarter. Reversing the pattern of the first quarter, stocks outperformed bonds, whose prices were negatively impacted by higher interest rates. On June 30, the FOMC raised its target for the federal funds level 0.25% to 1.25%. The Fed's release cited evidence, "accumulated over the inter-meeting period....that output is continuing to expand at a solid pace and labor market conditions have improved." Indeed, after months of sluggish growth, employment data from March through June cumulatively added over one million jobs. However, June's non-farm payroll release was weaker than expected, with an increase of only 112,000 jobs and a downward revision of the prior two months' reports.

WHAT IS YOUR OUTLOOK?

We believe that the Fed's approach will be gradual in raising interest rates, balancing the risks of inflation on the one hand, without choking off the economic recovery of the recent past on the other. Inflation, while on an uptrend, remains benign outside of the energy sector - although it is an economic indicator that the Fed continues to monitor closely, and one that will certainly impact the performance of this Fund.

WHAT IS YOUR OUTLOOK?

We believe that the Fed's approach will be gradual in raising interest rates, balancing the risks of inflation on the one hand, without choking off the economic recovery of the recent past on the other. Inflation, while on an uptrend, remains benign outside of the energy sector - although it is an economic indicator that the Fed continues to monitor closely, and one that will certainly impact the performance of this Fund.

[CHART]

                       DURATION DIVERSIFICATION (6/30/04)
                        MML INFLATION-PROTECTED BOND FUND
                           AVERAGE DURATION=2.97 YEARS

< 1 year        31.8%
1-3 years       25.7%
3-5 years       22.6%
5-10 years      19.9%

[CHART]

                           QUALITY STRUCTURE (6/30/04)
                        MML INFLATION-PROTECTED BOND FUND

U.S. Governments Cash Equivalents Aaa/AAA       81.0%
Aa/AA                                           11.8%
A                                                7.2%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Inflation-Protected Bond Fund and the U.S. Treasury Inflation Note Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                                     SINCE INCEPTION
                           YEAR TO DATE             ONE YEAR         AVERAGE ANNUAL
                         1/1/04 - 6/30/04       7/1/03 - 6/30/04    8/30/02 - 6/30/04
MML Inflation-
Protected Bond Fund            0.66%                  1.91%               5.92%
Lehman U.S. Treasury
Inflation Note Index           1.88%                  3.85%               7.43%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

               MML INFLATION-PROTECTED BOND FUND       LEHMAN U.S. TREASURY INFLATION NOTE INDEX
8/30/2002                             $   10,000                                      $   10,000
6/03                                  $   10,905                                      $   10,960
6/04                                  $   11,114                                      $   11,406

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN U.S. TREASURY INFLATION NOTE INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE.

MML LARGE CAP VALUE FUND -- PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML LARGE CAP VALUE FUND?

This Fund seeks both capital growth and income by selecting high-quality, large-capitalization companies primarily in the S&P 500 Index(R).

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's shares returned 4.49%, outpacing the 3.44% return of the S&P 500 Index, a market-capitalization-weighted, unmanaged index of 500 common stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The U.S. stock market moved sideways in the first quarter against a backdrop of unsettling geopolitical events and mixed economic data. In the second quarter, geopolitical concerns, high energy prices and expectations of rising interest rates also kept the equity markets in a narrow trading range.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE - AND HOW DID YOU RESPOND?

During the first quarter, the Fund's top-performing positions included Bank One, American Express, Berkshire Hathaway, American International Group, Loews and Tyco. Microsoft, Sealed Air, Comcast, HSBC Holdings and Wells Fargo were among the positions that detracted from performance during the first three months of 2004. In the first quarter, we made notable changes to the portfolio, including the purchase of Comcast, the largest cable provider in the U.S. We added this holding at what we believe represents a reasonable valuation based on our analysis of its management quality, business fundamentals and competitive advantages. CEO Brian Roberts and his management team have a proven track record of creating value for shareholders. In terms of business fundamentals and competitive advantages, Comcast operates in one of the few industries that still has significant pricing power with consumers - stemming from the fact that cable providers have a virtual monopoly in their regions, since the cost of laying cable is prohibitive to new entrants.

During the second quarter, top contributors to the Fund's results included Tyco International, EOG Resources, Costco Wholesale, Devon Energy and ConocoPhillips. Positions that detracted from performance during the period included Altria Group, Citigroup, Bank One, Berkshire Hathaway and Golden West Financial. We made no significant changes to the portfolio during the second quarter.

WHAT IS YOUR OUTLOOK?

Looking ahead, there are a number of "headwinds" and "tailwinds" that have the potential to exert an influence on the markets. Consequently, we have structured our portfolios in such a way as to avoid "optimizing" on any single macro scenario. We are invested in many diverse businesses that we find attractive on their own merits without regard for how the stock market or the U.S. economy might perform. Our holdings have lower valuations than the market on average, even while our analysis suggests they possess above-average balance sheet strength, competitive advantages, management quality and opportunities to create long-term value for shareholders.

                            MML LARGE CAP VALUE FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

American Express Co.
American International Group, Inc.
Altria Group, Inc.
Berkshire Hathaway, Inc. Cl. A
Tyco International Limited
Bank One Corp.
Citigroup, Inc.
Wells Fargo & Co.
Sealed Air Corp.
HSBC Holdings PLC

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Large Cap Value Fund and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                         SINCE INCEPTION
                   YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL
                 1/1/04 - 6/30/04    7/1/03 - 6/30/04    5/1/00 - 6/30/04
MML Large Cap
Value Fund            4.49%                21.53%             -0.06%
S&P 500 Index         3.44%                19.10%             -4.17%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

        MML LARGE CAP VALUE FUND     S&P 500 INDEX
5/1/00                 $  10,000         $  10,000
6/00                   $   9,720         $  10,037
6/01                   $   9,212         $   8,549
6/02                   $   7,915         $   7,012
6/03                   $   8,206         $   7,030
6/04                   $   9,973         $   8,372

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML EQUITY INDEX FUND -- PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML EQUITY INDEX FUND?

The Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500(R) Index. The Fund pursues this objective by investing at least 80% of its assets in the equity securities of companies that make up the S&P 500(R) Index.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's Class I shares returned 3.28%, nearly in line with the 3.44% return of the S&P 500 Index, a market-capitalization-weighted, unmanaged index of 500 common stocks.

WHAT WAS THE INVESTMENT BACKDROP DURING THE PERIOD?

While the U.S. economy continued to demonstrate signs of improvement during the first few months of 2004, a muted improvement in job growth dampened enthusiasm. Given the pace of economic growth, the sluggish job market implied a significant increase in corporate productivity, expected to translate into continued strong corporate profits. While strengthening corporate profits is favorable to equity owners, continued improvement in financial markets has mainly been contingent on translating growth in profits to jobs. Globally, continued improvement in the economic landscape - and in particular, momentum in the Asian markets - boded well for foreign investments. In this environment, value stocks continued to outpace growth stocks as they did last year. Also following a pattern established throughout 2003, returns continued to increase as capitalization decreased. The small- and mid-cap segments continued to rise, but at a less robust pace than in 2003.

During the second quarter, the U.S. economy was positively impacted by a number of factors, including a rise in consumer confidence, rising corporate profits and improvements in the labor market (which helped to boost consumer spending during the period). Despite these positive signs of economic growth, the market was held back by a number of factors, including concerns of a Federal Reserve interest rate hike and the handover of power in Iraq. The market gained some stability with both events taking place at the end of June; however, investors remained cautious in the rising interest rate environment and seemed to be waiting to see how corporations would begin to use the large cash reserves that have been built over the last two years. Fixed-income markets struggled during the period, sparked by the increase and anticipation of further increases in interest rates. Against this backdrop, growth stocks outpaced value issues, as many corporations continued to recognize record profits - and small-cap stocks once again dominated the market.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

In the first quarter, sector performance was mixed. The financials sector, up 4.88%, provided the greatest contribution to the market's first quarter return. Consumer staples and energy also helped boost index performance, returning 5.63% and 5.18%, respectively. Conversely, the information technology sector, which drove the performance of the Index in 2003, lagged in the first quarter, with a return of -2.53%.

Sector results were also mixed in the second quarter, as the financial services sector, which has the largest weight in the S&P 500, underperformed all other groups with a 2.4% loss. On the other hand, the S&P's second-largest sector, information technology, was up 2.84% for the period. Energy was the best-performing sector, generating a 7.56% increase.

WHAT IS YOUR OUTLOOK?

As managers of a passive fund, we do not make market forecasts, but seek to replicate the return and risk characteristics of the benchmark. Stock prices have been held back by concerns over interest rates, oil prices, geopolitics and, just recently, economic growth. In the near term, however, we believe continued strong profit and free cash flow growth should lead to improved equity performance.

                              MML EQUITY INDEX FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

General Electric Co.
Microsoft Corp.
Exxon Mobil Corp.
Pfizer, Inc.
Citigroup, Inc.
Wal-Mart Stores, Inc.
American International Group, Inc.
Intel Corp.
Bank of America Corp.
Johnson & Johnson

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Equity Index Fund Class I and the S&P 500 Index.

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                    FIVE YEAR  SINCE INCEPTION
                  YEAR               AVERAGE       AVERAGE
                TO DATE   ONE YEAR   ANNUAL        ANNUAL
                1/1/04 -  7/1/03 -   7/1/99 -      5/1/97 -
                6/30/04   6/30/04    6/30/04       6/30/04
MML Equity
Index Fund
Class I          3.28%     18.60%     -2.64%        6.12%
S&P 500 Index    3.44%     19.10%     -2.20%        6.63%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

         MML EQUITY INDEX FUND CLASS I     S&P 500 INDEX
5/1/97                     $    10,000         $  10,000
6/97                       $    11,080         $  11,083
6/98                       $    14,343         $  14,424
6/99                       $    17,499         $  17,708
6/00                       $    18,689         $  18,992
6/01                       $    15,835         $  16,177
6/02                       $    12,927         $  13,269
6/03                       $    12,904         $  13,302
6/04                       $    15,304         $  15,843

Hypothetical Investments in MML Equity Index Fund Class II, Class III and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                            SINCE INCEPTION
                      YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL
                    1/1/04 - 6/30/04    7/1/03 - 6/30/04    5/1/00 - 6/30/04
MML Equity Index
Fund Class II             3.36%              18.78%              -4.46%
MML Equity Index
Fund Class III            3.44%              18.92%              -4.40%
S&P 500 Index             3.44%              19.10%              -4.17%

[CHART]

                MML EQUITY INDEX FUND CLASS II  MML EQUITY INDEX FUND CLASS III    S&P 500 INDEX
5/1/2000                             $  10,000                        $  10,000        $  10,000
6/00                                 $  10,023                        $  10,029        $  10,037
6/01                                 $   8,513                        $   8,526        $   8,549
6/02                                 $   6,957                        $   6,960        $   7,012
6/03                                 $   6,962                        $   6,973        $   7,030
6/04                                 $   8,270                        $   8,292        $   8,372

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML ENHANCED INDEX CORE EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML ENHANCED INDEX CORE EQUITY FUND?

The objective of the Fund is to achieve total returns that slightly exceed those of the S&P 500 Index over the long term, while maintaining a risk profile similar to that of the Index. The Fund invests primarily in a diversified portfolio consisting of approximately 90% of the securities in the S&P 500 Index.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's shares returned 3.45%, in line with the 3.44% return for the S&P 500 Index, a market-capitalization-weighted, unmanaged index of 500 common stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Equity markets recorded modest gains in the first quarter of 2004, as renewed concerns over terrorism and rising oil prices dampened investor psychology and enthusiasm after a strong start in January. Although the employment picture continued to elicit concern, job growth improved during the period, with an increase in temporary employment across most industries. Other positive indicators included favorable corporate earnings, declining interest rates and healthy consumer spending. During the period, small-cap stocks, once again outpacing large-cap stocks, continued to benefit from low interest rates and leverage to the economic expansion. While value strategies outperformed growth strategies among both large caps and small caps, the quarter's performance disparity across styles was narrow.

During the second quarter, the pace of the economic recovery quickened with employment gains, higher commodity prices and increased capital spending. In response, interest rates rose by more than 1.00% on two- and three-year Treasuries. The Federal Reserve increased the federal funds and discount rates by 0.25% at the very end of the quarter, a move the bond market had been discounting for months. Throughout the period, market participants became increasingly concerned that higher energy prices would threaten the economic recovery. Finally, data released in the closing weeks of the quarter showed the economy decelerating sharply in June, with lower employment gains and auto and retail sales.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Performance for the more economically sensitive industrial sectors, including technology, producer durables and autos/transportation generally pulled back in the first quarter. On the upside, robust consumer spending drove favorable results in some consumer sectors. Strength was also evident in the energy and financial services sectors, based on resilient oil prices and falling interest rates, respectively. Looking to the Fund's results, the most favorable contributions came from the financial services, materials/processing, and producer durables sectors. Detracting from results, however, was performance in the consumer discretionary and utilities sectors.

Turning to the second quarter, in general, the market rewarded companies with accelerating sales, increasing margins and earnings momentum. Unlike last year, prices paid for these companies were a key factor; valuation mattered during the quarter, as prices advanced and declined in a much tighter range. Fund performance was negatively impacted by the consumer discretionary sector, which experienced a general pullback driven by rising interest rate fears and slumping retail sales. The Fund's holdings in the health care sector struggled relative to benchmark sector performance. Conversely, areas that contributed positively included the technology, utilities and financial services sectors.

WHAT IS YOUR OUTLOOK?

The majority of economic measures currently appear supportive of continued equity market gains moving into the second half of 2004. Unless unforeseen surprises, such as terrorism or election-year angst, prevent investors from focusing on the positives, equities should continue to advance.

                       MML ENHANCED INDEX CORE EQUITY FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Microsoft Corp.
Standard and Poor's Depository Receipts
General Electric Co.
Pfizer, Inc.
Exxon Mobil Corp.
Citigroup, Inc.
Wal-Mart Stores, Inc.
Bank of America Corp.
Intel Corp.
Johnson & Johnson

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Enhanced Index Core Equity Fund and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                                    SINCE INCEPTION
                                  YEAR TO DATE        ONE YEAR       AVERAGE ANNUAL
                                1/1/04 - 6/30/04  7/1/03 - 6/30/04  5/2/01 - 6/30/04
MML Enhanced Index
Core Equity Fund                      3.45%             18.45%            -1.41%
S&P 500 Index                         3.44%             19.10%            -1.22%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION*

                  MML ENHANCED INDEX CORE EQUITY FUND     S&P 500 INDEX
5/2/01                                     $   10,000        $   10,000
6/01                                       $    9,759        $    9,822
6/02                                       $    8,132        $    8,057
6/03                                       $    8,048        $    8,076
6/04                                       $    9,561        $    9,619

* PLEASE NOTE, WHILE THE FUND COMMENCED OPERATIONS ON MAY 1, 2001, IT DID NOT COMMENCE INVESTMENT OPERATIONS UNTIL MAY 2, 2001. PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML GROWTH EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML GROWTH EQUITY FUND?

This Fund seeks long-term growth of capital and future income by normally investing at least 80% of its assets in the common stocks and securities convertible into common stocks of companies the Fund's sub-adviser believes offer prospects for long-term growth.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's shares returned 2.37%, trailing the 3.44% return of the S&P 500 Index, a market-capitalization-weighted, unmanaged index of 500 common stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The close of the first six months of 2004 saw U.S. equity markets in the black, putting a more positive spin on the overall state of affairs for the economy. The S&P 500 Index recovered from a weak April, and exhibited strength in both May and June, resulting in its fifth consecutive quarter of positive returns. The NASDAQ and the Dow Jones Industrial Average, like the S&P 500, had modest gains during the period. In this environment, large-cap stocks beat their small-cap counterparts and, in the large-cap universe, growth stocks outperformed value stocks - while in the small-cap universe, value outpaced growth. The dollar strengthened in anticipation of the Federal Reserve's interest rate increase as well as on news of positive consumer-confidence data.

During the three-month period ended June 30, crude oil futures climbed, while inventories dropped, as demand exceeded supplies. However, crude oil prices ended June down nearly 7%, as OPEC had agreed earlier in the month to raise oil production targets by 2 million barrels per day beginning July 1.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

During the first quarter, the largest relative contributor to performance was strong stock selection in the technology sector. Other contributors included our overweight position and several strong-performing stocks in both financial services and utilities/communications. On the other hand, the largest detractor during the first quarter came from our overweight position in the leisure sector (which included several underperforming stocks). In this sector, advertising companies have suffered waiting for a rebound in local advertising revenues. Also hampering performance were our holdings in the health care sector, where a positive contribution from pharmaceuticals was offset by poor performance in biotechnology. Our significantly underweight position in pharmaceutical providers proved timely, however, as these stocks struggled against concerns that Congress might pass legislation allowing the re-importation of drugs from Canada in an effort to lower drug prices.

In the second quarter, sector selection hampered returns, and detractors included overweight positions in retail stores and manufacturing. Overweight positions in automotive and consumer goods and an underweight position in food and beverage contributed to relative returns, but not enough to offset overall negative sector performance. Conversely, stock-specific selection contributed to positive relative performance, with strong choices including retail store, health care and consumer goods securities.

WHAT IS YOUR OUTLOOK?

We believe that, as the U.S. economy passes the halfway mark of the fourth year in the presidential cycle, quality companies will continue to be more attractive than junk companies. Despite the fact that growth stocks dominated the U.S. large-cap universe during the second quarter, year-to-date data show value stocks outpacing growth stocks in both large caps and small caps. Going forward, we encourage investors to continue their belief in the value style.

                             MML GROWTH EQUITY FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Intel Corp.
Merck & Co., Inc.
The Home Depot, Inc.
Pfizer, Inc.
Qualcomm, Inc.
Dell, Inc.
American International Group, Inc.
Fannie Mae
Texas Instruments, Inc.
Cardinal Health, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Growth Equity Fund and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                       FIVE YEAR  SINCE INCEPTION
                 YEAR                   AVERAGE       AVERAGE
                TO DATE     ONE YEAR    ANNUAL        ANNUAL
                1/1/04 -    7/1/03 -    7/1/99 -      5/3/99 -
                6/30/04     6/30/04     6/30/04       6/30/04
MML Growth
Equity Fund      2.37%       11.49%      -4.93%      -3.61%
S&P 500 Index    3.44%       19.10%      -2.20%      -1.56%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                          MML GROWTH EQUITY FUND     S&P 500 INDEX
5/3/99                               $    10,000       $    10,000
6/99                                 $    10,650       $    10,306
6/00                                 $    13,490       $    11,053
6/01                                 $    10,098       $     9,415
6/02                                 $     7,442       $     7,723
6/03                                 $     7,418       $     7,742
6/04                                 $     8,270       $     9,220

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML OTC 100 FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML OTC 100 FUND?

This Fund seeks to approximate, as closely as practicable (before fees and expenses), the total return of the 100 largest publicly traded over-the-counter common stocks. The Fund pursues this objective by investing at least 80% of its assets in the equity securities of companies included in the NASDAQ 100 Index(R), which is generally recognized as representative of the over-the-counter market.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's shares returned 3.46%, slightly outperforming the 3.32% return of the NASDAQ 100 Index.

The NASDAQ 100 Index represents 100 of the largest non-financial U.S. and non-U.S. companies listed on the National Tier of the NASDAQ stock market. It is a modified capitalization-weighted index that is designed to limit domination by a few large stocks while generally retaining the ranking of companies by capitalization.

WHAT WAS THE INVESTMENT BACKDROP DURING THE PERIOD?

While the U.S. economy continued to demonstrate signs of improvement during the first few months of 2004, a muted improvement in job growth dampened enthusiasm. Given the pace of economic growth, the sluggish job market implied a significant increase in corporate productivity, expected to translate into continued strong corporate profits. While strengthening corporate profits is favorable to equity owners, continued improvement in financial markets has mainly been contingent on translating growth in profits to jobs. Globally, continued improvement in the economic landscape - and in particular, momentum in the Asian markets - boded well for foreign investments.

During the second quarter, the U.S. economy was positively impacted by a number of factors, including a rise in consumer confidence, rising corporate profits and improvements in the labor market (which helped to boost consumer spending during the period). Despite these positive signs of economic growth, the market was held back by a number of factors, including concerns of a Federal Reserve interest rate hike and the handover of power in Iraq. The market gained some stability with both events taking place at the end of June; however, investors remained cautious in the rising interest rate environment and seemed to be waiting to see how corporations would begin to use the large cash reserves that have been built over the last two years. Fixed-income markets struggled during the period, sparked by the increase and anticipation of further increases in interest rates.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

During the first quarter, sector performance was mixed. Information technology, which comprises over 60% of the NASDAQ Index, was down 2.77%. Overall, telecommunication services was the worst-performing sector (-13.45%), while energy was the best-performing sector (+7.56%).

The strongest sector of the second quarter was consumer staples (+15.61%), reflecting a surge in consumer spending during the month of May.

WHAT IS YOUR OUTLOOK?

As managers of a passive fund, we do not make market forecasts, but seek to replicate the return and risk characteristics of the benchmark. Stock prices have been held back by concerns over interest rates, oil prices, geopolitics and, just recently, economic growth. In the near term, however, we believe continued strong profit and free cash flow growth should lead to improved equity performance.

                                MML OTC 100 FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Microsoft Corp.
Qualcomm, Inc.
Intel Corp.
Cisco Systems, Inc.
eBay, Inc.
Nextel Communications, Inc. Cl. A
Dell, Inc.
Amgen, Inc.
Comcast Corp. Cl. A
Oracle Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML OTC 100 Fund and the NASDAQ 100 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                         SINCE INCEPTION
                    YEAR TO DATE        ONE YEAR         AVERAGE ANNUAL
                  1/1/04 - 6/30/04  7/1/03 - 6/30/04    5/1/00 - 6/30/04
MML OTC 100 Fund       3.46%             26.30%              -20.15%
NASDAQ 100 Index       3.32%             26.21%              -19.65%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                              MML OTC 100 FUND    NASDAQ 100 INDEX
5/1/00                                $ 10,000            $ 10,000
6/00                                  $  9,820            $  9,976
6/01                                  $  4,761            $  4,858
6/02                                  $  2,718            $  2,787
6/03                                  $  3,101            $  3,185
6/04                                  $  3,916            $  4,020

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE NASDAQ 100 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML SMALL CAP EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML SMALL CAP EQUITY FUND?

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's shares returned 4.84%, trailing the 6.76% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 small-capitalization common stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Equity markets recorded modest gains in the first quarter of 2004, as renewed concerns over terrorism and rising oil prices dampened investor psychology and enthusiasm after a strong start in January. Although the employment picture continued to elicit concern, job growth improved during the period, with an increase in temporary employment across most industries. Other positive indicators included favorable corporate earnings, declining interest rates and healthy consumer spending. During the period, small-cap stocks, once again outpacing large-cap stocks, continued to benefit from low interest rates and leverage to the economic expansion. While value strategies outperformed growth strategies among both large caps and small caps, the quarter's performance disparity across styles was narrow.

During the second quarter, equities posted only a slight gain, as a bit of a holding pattern set in due to anxiety over how much and when the Federal Reserve would raise interest rates. Investors got closure at the end of June, when the central bank boosted rates for the first time since May 2000 by a quarter of a percentage point. The move, which was widely anticipated by investors, was accompanied by reassuring language that future increases would occur at a "measured" pace. Equity markets, relieved, rose modestly. Additional economic measures released during the quarter were largely favorable, with improvements realized in consumer spending, inventory investment, and equipment and software spending. Despite this, a few wrinkles remained - namely jobs and oil. On the jobs front, the pace of U.S. hiring slumped sharply in June after several months of robust gains. Meanwhile, oil prices continued to rise, with the potential to drive up the cost of goods and services. In this environment, U.S. equity markets were largely flat, with large-cap stocks narrowly outperforming small caps, growth stocks outperforming value issues among large caps, and value stocks outperforming growth stocks among small caps.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The first quarter of 2004 was a challenging period for the Fund, as less-than-favorable stock selection hampered the Fund's progress. In particular, the Fund's selection difficulty in some of the largest and best-performing market sectors - such as consumer discretionary, financial services and health care - caused additional challenges. The Fund's emphasis on oil services companies in the energy sector and semiconductor names in the technology sector also detracted from results, as both areas experienced a significant price correction during the quarter. On a favorable note, the Fund did realize strong results in autos/transportation, which is notable, since this sector categorically posted the lowest returns within the Russell 2000 universe.

In the second quarter, favorable stock selection across the Fund's portfolio, from the autos/transportation and financial services sectors to the producer durables and technology sectors, helped to drive returns. Several of the Fund's energy services holdings and companies specializing in electrical components and equipment realized particularly strong results. Additionally, in technology, the area of the market that performed the poorest during the period, the Fund's holdings significantly outperformed corresponding benchmark positions. Even in the consumer discretionary sector, in which 2004 performance has been at times challenging, holdings added value. Health care holdings hampered performance somewhat, although the portfolio held only minimal positions.

WHAT IS YOUR OUTLOOK?

The majority of economic measures currently appear supportive of continued equity market gains moving into the second half of 2004. The cloud of interest-rate uncertainty has lifted and upcoming corporate earnings are expected to be solid. Moreover, economists have forecasted that the U.S. economy will expand by approximately 4.6% in 2004, the fastest rate of growth since 1984. Unless unforeseen surprises, such as terrorism or election-year angst, prevent investors from focusing on the positives, equities should continue to advance.

                            MML SMALL CAP EQUITY FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Roper Industries, Inc.
Carlisle Companies, Inc.
Coherent, Inc.
Cognex Corp.
Teleflex, Inc.
Eaton Vance Corp.
The Commerce Group, Inc.
Kaydon Corp.
Webster Financial Corp.
Chittenden Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Small Cap Equity Fund and the Russell 2000 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                     FIVE YEAR  SINCE INCEPTION
                YEAR TO               AVERAGE      AVERAGE
                 DATE     ONE YEAR    ANNUAL       ANNUAL
                1/1/04 -   7/1/03 -   7/1/99 -     6/1/98 -
                6/30/04    6/30/04    6/30/04      6/30/04
MML Small Cap
Equity Fund      4.84%      23.34%     6.37%        3.07%
Russell 2000
Index            6.76%      33.36%     6.63%        5.71%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                       MML SMALL CAP EQUITY FUND  RUSSELL 2000 INDEX
6/1/98                               $    10,000        $     10,000
6/98                                 $     9,842        $     10,021
6/99                                 $     8,827        $     10,171
6/00                                 $     9,086        $     11,628
6/01                                 $     9,948        $     11,695
6/02                                 $     9,932        $     10,690
6/03                                 $     9,744        $     10,514
6/04                                 $    12,019        $     14,022

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML SMALL COMPANY OPPORTUNITIES FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML SMALL COMPANY OPPORTUNITIES FUND?

The objective of the Fund is to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of micro-capitalization companies (those with market capitalizations at the time of purchase of no more than 50% of the weighted average market capitalization of the Russell 2000 Index), using a value-oriented investment strategy.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund returned 6.09%, slightly trailing the 6.76% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 small-capitalization common stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Equity markets recorded modest gains in the first quarter of 2004, as renewed concerns over terrorism and rising oil prices dampened investor psychology and enthusiasm after a strong start in January. A more cautious approach appeared to emerge among investors because of these factors and the specter of high equity market valuations resulting from the robust gains realized in 2003. Economic factors during the quarter continued to point largely to growth. Although the employment picture continued to elicit concern, job growth improved during the period, with an increase in temporary employment across most industries, including the hard-hit manufacturing sector. Other positive indicators included favorable corporate earnings, declining interest rates and healthy consumer spending.

During the second quarter of 2004, equities posted only slight gains as a bit of a holding pattern set in due to anxiety over how much and when the Federal Reserve would raise interest rates. Investors got closure at the end of June when the central bank boosted rates for the first time since May 2000 by a quarter of a percentage point. The move was widely anticipated by investors and was accompanied by reassuring language maintaining that future increases would occur at a "measured" pace. Equity markets, relieved, rose modestly. Additional economic measures released during the period were largely favorable, with improvements realized in consumer spending and upticks in inventory, equipment and software investment. Despite this, a few wrinkles remained in an otherwise smooth path - namely jobs and oil. U.S. equity markets were largely flat during the quarter, with large-cap stocks narrowly outperforming small-cap issues, growth stocks outperforming value stocks among large caps, and value stocks outperforming growth stocks among small caps.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The first quarter of 2004 was a difficult period for the Fund, as stock selection weakness across the portfolio resulted in underperformance versus the benchmark. This was magnified by the Fund's selection difficulty in some of the largest and best-performing market sectors - including consumer discretionary, financial services and health care. The Fund's emphasis on oil services companies in the energy sector and semiconductor names in the technology sector also detracted from results, as both areas experienced significant price corrections during the quarter. On a favorable note, the Fund realized gains in the autos/transportation sector.

Turning to the second quarter, the Fund's performance was fueled by favorable stock selection across broad sections of the portfolio, from the autos/transportation and energy sectors to the producer durables and technology sectors. Several of the Fund's energy services holdings and companies specializing in electrical components and equipment realized particularly strong results during the quarter. Additionally, in technology, the area of the market that performed the poorest during the period, the Fund's positions significantly outperformed corresponding benchmark positions. Even in the consumer discretionary sector, where 2004 performance has been at times challenging, Fund holdings added value. Stock selection detracted from results in the health care sector, particularly pharmaceuticals. Additionally, the Fund's financial services and materials/processing positions moderately underperformed corresponding benchmark positions.

WHAT IS YOUR OUTLOOK?

The majority of economic measures currently appear supportive of continued equity market gains moving into the second half of 2004. Unless unforeseen surprises, such as terrorism or election-year angst, prevent investors from focusing on the positives, equities should continue to advance.

                      MML SMALL COMPANY OPPORTUNITIES FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Old Dominion Freight Line, Inc.
II-VI, Inc.
Marine Products Corp.
iPayment, Inc.
RPC, Inc.
Sterling Bancorp-NY
Ambassadors Group, Inc.
Met-Pro Corp.
Gibraltar Steel Corp.
ADE Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Small Company Opportunities Fund and the Russell 2000 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                              SINCE INCEPTION
                        YEAR TO DATE           ONE YEAR        AVERAGE ANNUAL
                      1/1/04 - 6/30/04     7/1/03 - 6/30/04   5/1/01 - 6/30/04
MML Small Company
Opportunities Fund          6.09%               31.00%              14.85%
Russell 2000 Index          6.76%               33.36%               7.86%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

             MML SMALL COMPANY OPPORTUNITIES FUND       RUSSELL 2000 INDEX
5/1/01                                $    10,000                $  10,000
6/01                                  $    10,580                $  10,600
6/02                                  $    11,698                $   9,688
6/03                                  $    11,835                $   9,529
6/04                                  $    15,504                $  12,709

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML SMALL CAP GROWTH EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML SMALL CAP GROWTH EQUITY FUND?

This Fund seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies the managers believe offer potential for long-term growth.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's shares returned 3.43%, trailing the 6.76% return of the Russell 2000 Index, an unmanaged index of 2000 small capitalization common stocks and the 10.05% return of the S&P SmallCap 600 Index, a market-capitalization-weighted index that measures the performance of 600 domestic small-cap stocks chosen for market size, liquidity and industry group representation. The Fund also underperformed the 5.69% return of the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Early 2004 continued in a fashion similar to the end of 2003, as equity markets continued to surge and higher-beta investments outperformed. These trends slowed or reversed later in the quarter, however, when job growth appeared to pause, terrorist attacks resurfaced overseas, energy prices advanced and prospects emerged for a contentious U.S. presidential election. Bond yields declined and domestic equity markets decelerated, as investors expressed a preference for less-risky assets. The small-cap outperformance trend continued in the first quarter.

As we entered the second quarter, the rising price of oil, China's slowdown and inflationary concerns formed a headwind for equity markets. However, as the quarter progressed, corporate profits impressed, economic strength appeared to be broad based and oil prices receded somewhat. In this environment, small-cap stocks underperformed large caps for the first time in five quarters.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

In the first quarter, unfavorable stock selection in the consumer discretionary and health care sectors detracted from the Fund's results. Within consumer discretionary, media holdings generally retreated as political involvement in television broadcasting was stepped up, with a Senate hearing on public indecency and a push to force cable operators to offer A LA CARTE viewing options to consumers. In this environment of increased scrutiny, some of our media-related holdings with potential regulatory exposure (particularly those with adult entertainment themes) underperformed. The Fund's underweight allocation in real estate and overweight allocation in diversified financials versus the benchmark also detracted from relative results during the quarter. Conversely, favorable stock picks in the information technology sector fueled returns during the period, and the Fund's underweight allocation to banks versus the benchmark proved strategically sound.

Turning to the second quarter, sub-par stock selection in the information technology and consumer discretionary sectors impaired the Fund's performance. Our media holdings also hampered relative returns. Contributing to the Fund's results for the period, however, were positive stock selection in the materials sector and our lower-than-benchmark exposure to the interest-rate-sensitive financials sector. Positive contributors to relative performance spanned several sectors, including companies from the semiconductors/semiconductor equipment, health care services, telecommunications, and technology/hardware categories.

WHAT IS YOUR OUTLOOK?

Despite the fact that small-cap earnings growth has been strong, investors have generally been rather unimpressed for the year-to-date period. Worries over higher oil prices, the peaking of fiscal and monetary stimulus, interest rate hikes and geopolitical uncertainty seem to have seriously impeded returns. We believe that some resolution to these concerns probably needs to occur for better overall market performance. Until then, we feel that higher-quality companies with stronger sustainable business models should continue to have a performance edge. Ultimately, we expect the economy to moderate, but continue on its path toward a sustainable recovery.

                        MML SMALL CAP GROWTH EQUITY FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Checkfree Corp.
American Healthways, Inc.
Dendrite International, Inc.
Visx, Inc.
The Chicago Mercantile Exchange
Odyssey Healthcare, Inc.
Financial Federal Corp.
Newfield Exploration Co.
J.B. Hunt Transport Services, Inc.
The Corporate Executive Board Co.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Small Cap Growth Equity Fund and the Russell 2000 Index.

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                         FIVE YEAR  SINCE INCEPTION
                   YEAR TO                AVERAGE       AVERAGE
                     DATE     ONE YEAR    ANNUAL        ANNUAL
                   1/1/04 -   7/1/03 -    7/1/99 -      5/3/99 -
                    6/30/04    6/30/04    6/30/04       6/30/04
MML Small Cap
Growth Equity
Fund                 3.43%      27.75%     5.33%         6.99%
Russell 2000
Index                6.76%      33.36%     6.63%         7.63%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

           MML SMALL CAP GROWTH EQUITY FUND     RUSSELL 2000 INDEX
5/3/99                           $   10,000             $   10,000
6/99                             $   10,930             $   10,605
6/00                             $   17,409             $   12,124
6/01                             $   13,662             $   12,193
6/02                             $   10,517             $   11,145
6/03                             $   11,093             $   10,962
6/04                             $   14,172             $   14,620

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML EMERGING GROWTH FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML EMERGING GROWTH FUND?

This Fund seeks capital appreciation by investing primarily in smaller, rapidly growing emerging companies generally in industry segments experiencing rapid growth, and often including technology and technology-related concerns.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's shares returned 4.46%, which lagged the 6.76% return of the Russell 2000 Index, an unmanaged index of 2000 small-capitalization common stocks.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The year-to-date period, and particularly the second quarter, has been characterized by investors' unwillingness to embrace sustainable growth companies, despite attractive fundamentals and valuations. Instead, growth investors have focused on many of the more muted growth or value sectors of the market. For example, during the second quarter, the autos/transportation and energy sectors of the Fund's benchmark index produced returns of 12.37% and 13.21%, respectively. Their contributions to the index were among the largest of the 11 Russell sectors. As emerging-growth investors, we do not typically focus on these slower growth sectors, where growth tends to be quite cyclical. This hurt the portfolio's returns relative to our broad peer group.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE - AND HOW DID YOU RESPOND?

After a strong year in 2003 and an excellent start to January 2004, technology stocks fell by about 10% from their high in the first quarter. Technology hardware, mainly semiconductor and semiconductor capital equipment makers, sold off in late January and into February, which hampered portfolio returns. Conversely, consumer discretionary companies contributed positive returns to the portfolio in the first quarter. Gaming stocks also provided a boost, as improved consumer spending in Las Vegas and a more favorable legislative environment for gaming expansion worldwide translated into profits for these companies. Also driving performance were the Fund's holdings within the health care sector and our overweight in biotechnology. We believe a more accommodating Food and Drug Administration approval process, coupled with the need for new drug development products by "under-pipelined" drug companies, helped create a favorable backdrop for companies within the health care industry.

In a repeat performance, health care holdings provided positive returns in the second quarter - and the Fund's slightly overweight position (relative to the index) in this sector amplified their contribution. More specifically, a number of emerging-growth health care service providers were winners. A healthy allocation to Internet-related positions also continued to drive performance in the second quarter, as investors seem more satisfied with what they perceive as "softer," less-cyclical technology companies. Technology, in particular the portfolio's specialty semiconductor holdings, lagged despite solid fundamentals, as investors rotated out of these stocks. Our sense is that the downward pressure on these companies has been more a result of the current bias towards interest rates moving up and the strong gains posted by these stocks in 2003, rather than any documented slowdown in their business prospects.

WHAT IS YOUR OUTLOOK?

We believe our universe of faster-growing companies remains attractive and is becoming cheaper, while small-cap companies with more modest or cyclical growth prospects are becoming more expensive. We expect investors to take notice of this trend, which we are confident should help us close the performance gap over time.

                            MML EMERGING GROWTH FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Valueclick, Inc.
Infospace, Inc.
Altiris, Inc.
Sigmatel, Inc.
Urban Outfitters, Inc.
Magma Design Automation, Inc.
Priceline.com, Inc.
eResearch Technology, Inc.
Boston Private Financial Holdings, Inc.
CNET Networks, Inc.

GROWTH OF A $10,000 INVESTMENT

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                             SINCE INCEPTION
                      YEAR TO DATE         ONE YEAR          AVERAGE ANNUAL
                    1/1/04 - 6/30/04   7/1/03 - 6/30/04      5/1/00 - 6/30/04
MML Emerging
Growth Fund               4.46%             28.64%                -13.78%
Russell 2000 Index        6.76%             33.36%                  5.19%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

          MML EMERGING GROWTH FUND   RUSSELL 2000 INDEX
5/1/00                  $   10,000           $   10,000
6/00                    $   10,930           $   10,238
6/01                    $    6,820           $   10,297
6/02                    $    4,400           $    9,411
6/03                    $    4,190           $    9,257
6/04                    $    5,390           $   12,346

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML INFLATION-PROTECTED BOND FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                                        PRINCIPAL        MARKET
                                                          AMOUNT         VALUE
                                                       ------------   ------------
BONDS & NOTES -- 96.4%

CORPORATE DEBT -- 22.8%
Household Finance Corp.
  4.236% 12/10/2013                                    $  1,500,000   $  1,458,675
International Bank for
  Reconstruction &
  Development
  2.632% 12/10/2013                                       2,421,000      2,332,779
Lehman Brothers
  Holdings, Inc. Series G
  3.700% 05/12/2014                                       1,500,000      1,435,395
Merrill Lynch & Co., Inc.
  2.853% 03/02/2009                                       2,400,000      2,368,008
Morgan Stanley
  3.443% 02/01/2011                                         900,000        877,761
Morgan Stanley Series C
  4.280% 11/01/2013                                       1,000,000        995,350
Pacific Life
  Global Funding+
  4.060% 02/06/2016                                       2,000,000      1,972,460
Principal Life Income
  Funding Trusts
  3.573% 04/01/2016                                       1,000,000        941,320
SLM Corp.
  4.051% 11/21/2013                                       1,500,000      1,481,940
                                                                      ------------

TOTAL CORPORATE DEBT
(COST $14,213,425)                                                      13,863,688
                                                                      ------------

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 21.6%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 10.3%
PASS-THROUGH SECURITIES
Federal Home Loan Bank
  4.188% 02/20/2007                                       1,750,000      1,865,745
FHLMC
  3.625% 09/15/2008                                       2,500,000      2,463,907
FHLMC
  4.500% 07/15/2013                                       2,000,000      1,915,627
                                                                      ------------

TOTAL PASS-THROUGH SECURITIES                                            6,245,279
                                                                      ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 8.2%
OTHER -- 2.1%
FNMA (Benchmark Note)
  4.375% 03/15/2013                                       1,350,000      1,288,121
                                                                      ------------

PASS-THROUGH SECURITIES -- 6.1%
FNMA
  3.066% 02/17/2009                                    $  3,755,000   $  3,734,047
                                                                      ------------

TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION (FNMA)                                                       5,022,168
                                                                      ------------

OTHER AGENCIES -- 3.1%
Tennessee Valley Authority
  3.375% 01/15/2007                                       1,779,720      1,893,586
                                                                      ------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $13,384,059)                                                      13,161,033
                                                                      ------------

U.S. TREASURY OBLIGATIONS -- 52.0%

U.S. TREASURY BONDS -- 14.5%
U.S. Treasury
  Inflation Index
  3.375% 04/15/2032                                         783,690        950,958
U.S. Treasury
  Inflation Index
  3.625% 04/15/2028                                       2,888,166      3,513,184
U.S. Treasury
  Inflation Index
  3.875% 04/15/2029                                       3,430,440      4,359,875
                                                                      ------------
TOTAL U.S. TREASURY BONDS                                                8,824,017
                                                                      ------------

U.S. TREASURY NOTES -- 37.5%
U.S. Treasury
  Inflation Index
  1.875% 07/15/2013                                       3,065,383      3,026,586
U.S. Treasury
  Inflation Index
  2.000% 01/15/2014                                       3,194,479      3,173,515
U.S. Treasury
  Inflation Index
  3.000% 07/15/2012                                       3,622,623      3,912,999
U.S. Treasury
  Inflation Index
  3.375% 01/15/2012                                         915,741      1,014,040
U.S. Treasury
  Inflation Index
  3.500% 01/15/2011                                       1,749,696      1,942,710
U.S. Treasury
  Inflation Index
  3.625% 01/15/2008                                       2,722,754      2,975,034
U.S. Treasury
  Inflation Index
  3.875% 01/15/2009                                       4,040,426      4,503,812
U.S. Treasury
  Inflation Index
  4.250% 01/15/2010                                    $  1,938,393   $  2,217,945
                                                                      ------------

TOTAL U.S. TREASURY NOTES                                               22,766,641
                                                                      ------------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $31,146,346)                                                      31,590,658
                                                                      ------------

TOTAL BONDS & NOTES
(COST $58,743,830)                                                      58,615,379
                                                                      ------------

SHORT-TERM INVESTMENTS -- 2.8%
REPURCHASE AGREEMENT
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                                       1,706,536      1,706,536
                                                                      ------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                      1,706,536
                                                                      ------------

TOTAL INVESTMENTS -- 99.2%
(COST $60,450,366)*                                                     60,321,915

OTHER ASSETS/
(LIABILITIES) -- 0.8%                                                      483,896
                                                                      ------------

NET ASSETS -- 100.0%                                                  $ 60,805,811
                                                                      ============

NOTES TO PORTFOLIO OF INVESTMENTS
 *    Aggregate cost for Federal tax purposes. (NOTE 7).
 + Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, these securities amounted to a value of $1,972,460 or 3.2% of net assets.
 (a) Maturity value $1,706,569. Collateralized by U.S. Government Agency obligation with a rate of 4.100%, maturity date of 05/01/2033, and an aggregate market value, including accrued interest, of $1,791,863.

    The accompanying notes are an integral part of the financial statements.

MML LARGE CAP VALUE FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                                        NUMBER OF        MARKET
                                                          SHARES         VALUE
                                                       ------------   ------------
EQUITIES -- 91.2%

ADVERTISING -- 0.3%
WPP Group PLC
  Sponsored ADR
  (United Kingdom)                                            4,200   $    215,166
                                                                      ------------
BANKING, SAVINGS & LOANS -- 18.2%
Bank One Corp.                                               43,800      2,233,800
Citigroup, Inc.                                              47,100      2,190,150
Fifth Third Bancorp+                                         18,600      1,000,308
Golden West
  Financial Corp.                                            17,300      1,839,855
HSBC Holdings PLC                                           131,733      1,964,598
Lloyds TSB Group PLC
  Sponsored ADR
  (United Kingdom)+                                          15,800        503,704
Providian Financial Corp.*                                    8,000        117,360
State Street Corp.                                            3,400        166,736
Wells Fargo & Co.                                            37,600      2,151,848
                                                                      ------------
                                                                        12,168,359
                                                                      ------------

BEVERAGES -- 2.2%
Diageo PLC Sponsored
  ADR (United Kingdom)+                                      18,500      1,012,875
Heineken
  Holding NV Cl. A+                                          15,050        441,044
                                                                      ------------
                                                                         1,453,919
                                                                      ------------

BROADCASTING, PUBLISHING & PRINTING -- 4.5%
Comcast Corp.
  Special Cl. A*                                             68,000      1,877,480
Gannett Co., Inc.                                             4,800        407,280
Lagardere S.C.A. SA                                          12,100        758,558
                                                                      ------------
                                                                         3,043,318
                                                                      ------------

BUILDING MATERIALS & CONSTRUCTION -- 1.3%
Martin Marietta
  Materials, Inc.+                                            9,300        412,269
Vulcan Materials Co.+                                         9,200        437,460
                                                                      ------------
                                                                           849,729
                                                                      ------------

COMMERCIAL SERVICES -- 3.3%
Block (H&R), Inc.+                                           18,100        863,008
Dun & Bradstreet Corp.*                                      11,450        617,269
Moody's Corp.                                                11,300        730,658
                                                                      ------------
                                                                         2,210,935
                                                                      ------------

COMMUNICATIONS -- 0.7%
Nokia Oyj Sponsored
  ADR (Finland)                                              12,800        186,112
SK Telecom Co. Limited
    ADR (South Korea)+                                       14,200   $    298,058
                                                                      ------------
                                                                           484,170
                                                                      ------------

COMPUTERS & INFORMATION -- 1.9%
Lexmark
  International, Inc.*                                       12,900      1,245,237
                                                                      ------------

CONTAINERS -- 2.9%
Sealed Air Corp.*                                            36,900      1,965,663
                                                                      ------------

DIVERSIFIED FINANCIAL -- 0.8%
Takefuji Corp.+                                               7,100        517,318
                                                                      ------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 0.1%
Agere Systems,
  Inc. Cl. A+*                                               31,800         73,140
                                                                      ------------

ENERGY -- 7.0%
ConocoPhillips                                               20,930      1,596,750
Devon Energy Corp.                                           18,400      1,214,400
EOG Resources, Inc.                                          15,700        937,447
Occidental Petroleum Corp.                                   12,700        614,807
Transocean, Inc.*                                            12,200        353,068
                                                                      ------------
                                                                         4,716,472
                                                                      ------------

FINANCIAL SERVICES -- 13.9%
American Express Co.                                         88,000      4,521,440
Berkshire Hathaway,
  Inc. Cl. A*                                                    35      3,113,250
Centerpoint
  Properties Corp.+                                          14,100      1,082,175
Morgan Stanley                                               10,600        559,362
                                                                      ------------
                                                                         9,276,227
                                                                      ------------

FOODS -- 1.4%
Hershey Foods Corp.                                          12,800        592,256
Kraft Foods, Inc. Cl. A+                                     10,000        316,800
                                                                      ------------
                                                                           909,056
                                                                      ------------

HEALTHCARE -- 0.8%
HCA, Inc.                                                    13,500        561,465
                                                                      ------------

INDUSTRIAL - DIVERSIFIED -- 4.4%
Tyco International
  Limited+                                                   89,243      2,957,513
                                                                      ------------

INSURANCE -- 13.5%
American International
  Group, Inc.                                                49,250      3,510,540
Aon Corp.                                                    21,200        603,564
Chubb Corp.                                                   3,000        204,540
Loews Corp.                                                  19,700      1,181,212
Markel Corp.*                                                   200         55,500
Marsh & McLennan
  Companies, Inc.                                             4,000   $    181,520
Principal Financial
  Group, Inc.                                                 6,700        233,026
Progressive Corp.                                            22,700      1,936,310
Sun Life Financial, Inc.+                                     4,400        127,336
Transatlantic
  Holdings, Inc.                                             12,400      1,004,276
                                                                      ------------
                                                                         9,037,824
                                                                      ------------

LODGING -- 0.7%
Marriott
  International, Inc. Cl. A+                                  9,900        493,812
                                                                      ------------

PHARMACEUTICALS -- 2.8%
Eli Lilly & Co.                                              11,800        824,938
Merck & Co., Inc.                                             4,300        204,250
Novartis AG                                                   6,300        278,601
Pfizer, Inc.                                                 16,040        549,851
                                                                      ------------
                                                                         1,857,640
                                                                      ------------

PREPACKAGED SOFTWARE -- 1.2%
Microsoft Corp.                                              27,300        779,688
                                                                      ------------

RETAIL -- 3.7%
AutoZone, Inc.+*                                              6,700        536,670
Costco Wholesale Corp.                                       47,200      1,938,504
                                                                      ------------
                                                                         2,475,174
                                                                      ------------

TOBACCO -- 4.8%
Altria Group, Inc.                                           64,600      3,233,230
                                                                      ------------

TRANSPORTATION -- 0.8%
United Parcel Service,
  Inc. Cl. B                                                  7,200        541,224
                                                                      ------------

TOTAL EQUITIES
(COST $51,048,377)                                                      61,066,279
                                                                      ------------

                                                         PRINCIPAL
                                                          AMOUNT
                                                       ------------
SHORT-TERM INVESTMENTS -- 17.7%

CASH EQUIVALENTS -- 8.7%**
American AAdvantage
  Select Money
  Market Fund                                               158,103        158,103
Bank of America
  Bank Note
  1.500% 07/21/2004                                    $    217,393        217,393
Bank of America
  Eurodollar Time Deposit
  1.080% 07/19/2004                                         197,630        197,630

    The accompanying notes are an integral part of the financial statements.

                                                        PRINCIPAL        MARKET
                                                          AMOUNT         VALUE
                                                       ------------   ------------
Bank of America
  Eurodollar Time Deposit
  1.100% 07/07/2004                                    $     51,384   $     51,384
Bank of Montreal
  Eurodollar Time Deposit
  1.200% 07/23/2004                                         165,330        165,330
Bank of the West
  Eurodollar Time Deposit
  1.280% 07/28/2004                                         158,105        158,105
BGIF Prime Money
  Market Fund                                               304,351        304,351
BNP Paribas
  Eurodollar Time Deposit
  1.080% 07/29/2004                                          98,815         98,815
Branch Banker & Trust
  Eurodollar Time Deposit
  1.080% 07/14/2004                                          19,763         19,763
Canadian Imperial Bank
  of Commerce Bank Note
  1.440% 05/18/2005                                         395,261        395,261
Caylon
  Eurodollar Time Deposit
  1.040% 07/06/2004                                         316,209        316,209
Caylon
  Eurodollar Time Deposit
  1.170% 08/04/2004                                         158,105        158,105
Caylon
  Eurodollar Time Deposit
  1.340% 08/24/2004                                         144,072        144,072
Fannie Mae Discount Note
  0.960% 07/01/2004                                         118,578        118,578
Fannie Mae Discount Note
  1.131% 07/14/2004                                          59,289         59,289
Federal Home Loan Bank
  Discount Note
  0.970% 07/02/2004                                          59,289         59,289
Federal Home Loan Bank
  Discount Note
  0.990% 07/01/2004                                          59,289         59,289
Fortis Bank
  Eurodollar Time Deposit
  1.090% 07/08/2004                                         276,682        276,682
Fortis Bank
  Eurodollar Time Deposit
  1.190% 07/14/2004                                          79,053         79,053
Fortis Bank
  Eurodollar Time Deposit
  1.290% 09/03/2004                                          59,289         59,289
General Electric
  Capital Corp.
  1.201% 07/19/2004                                          98,815         98,815
General Electric
  Capital Corp.
  1.211% 07/21/2004                                          98,929         98,929
General Electric
  Capital Corp.
  1.211% 07/22/2004                                    $     59,090   $     59,090
General Electric
  Capital Corp.
  1.221% 07/23/2004                                          19,563         19,563
General Electric
  Capital Corp.
  1.231% 07/26/2004                                          98,599         98,599
Goldman Sachs Financial
  Square Prime
  Obligations Money
  Market Fund                                                98,815         98,815
HBOS Halifax Bank of
  Scotland
  Eurodollar Time Deposit
  1.050% 07/14/2004                                         118,578        118,578
HBOS Halifax Bank of
  Scotland
  Eurodollar Time Deposit
  1.300% 09/03/2004                                          59,289         59,289
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2004                                         316,209        316,209
Merrill Lynch Premier
  Institutional Money
  Market Fund                                               142,851        142,851
Merrimac Cash Fund,
  Premium Class                                             632,417        632,417
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                         205,535        205,535
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 07/08/2004                                          59,289         59,289
Royal Bank of Canada
  Eurodollar Time Deposit
  1.100% 07/02/2004                                         197,630        197,630
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/07/2004                                         197,630        197,630
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/15/2004                                          98,815         98,815
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.150% 08/10/2004                                          59,289         59,289
Wells Fargo
  Eurodollar Time Deposit
  1.190% 07/14/2004                                          98,815         98,815
Wells Fargo
  Eurodollar Time Deposit
  1.250% 07/23/2004                                         118,578        118,578
                                                                      ------------
                                                                         5,874,726
                                                                      ------------

REPURCHASE AGREEMENT -- 9.0%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                                    $  6,020,749   $  6,020,749
                                                                      ------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                     11,895,475
                                                                      ------------

TOTAL INVESTMENTS -- 108.9%
(COST $62,943,852)***                                                   72,961,754

OTHER ASSETS/
(LIABILITIES) -- (8.9%)                                                 (5,985,111)
                                                                      ------------

NET ASSETS -- 100.0%                                                  $ 66,976,643
                                                                      ============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *    Non-income producing security.
 **   Represents investments of security lending collateral. (NOTE 2).
 ***  Aggregate cost for Federal tax purposes. (NOTE 7).
 +    Denotes all or a portion of security on loan.
 (a) Maturity value of $6,020,866. Collateralized by U.S. Government Agency obligation with a rate of 5.598%, maturity date of 07/01/2032, and an aggregate market value, including accrued interest, of $6,321,787.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY INDEX FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                                        NUMBER OF        MARKET
                                                          SHARES         VALUE
                                                       ------------   ------------
EQUITIES -- 99.5%

ADVERTISING -- 0.2%
Interpublic Group of
  Companies, Inc.*                                           14,807   $    203,300
Monster
  Worldwide, Inc.*+                                           4,676        120,267
Omnicom Group, Inc.+                                          7,306        554,452
                                                                      ------------
                                                                           878,019
                                                                      ------------

AEROSPACE & DEFENSE -- 2.0%
Boeing Co.                                                   31,969      1,633,296
General Dynamics Corp.                                        7,607        755,375
Goodrich Corp.                                                4,539        146,746
Honeywell
  International, Inc.                                        32,590      1,193,772
Lockheed Martin Corp.                                        17,040        887,443
Northrop Grumman Corp.                                       13,668        733,972
Raytheon Co.                                                 16,988        607,661
Rockwell Collins, Inc.                                        6,568        218,846
United Technologies Corp.                                    19,511      1,784,866
                                                                      ------------
                                                                         7,961,977
                                                                      ------------

AIR TRANSPORTATION -- 0.1%
Delta Air Lines, Inc.*+                                       4,599         32,745
Southwest Airlines Co.                                       31,040        520,541
                                                                      ------------
                                                                           553,286
                                                                      ------------

APPAREL, TEXTILES & SHOES -- 0.7%
The Gap, Inc.+                                               34,945        847,416
Jones Apparel Group, Inc.                                     4,896        193,294
Limited Brands                                               17,930        335,291
Liz Claiborne, Inc.                                           4,074        146,583
Nike, Inc. Cl. B                                             10,224        774,468
Nordstrom, Inc.                                               5,035        214,541
Reebok International
  Limited                                                     2,356         84,769
VF Corp.+                                                     4,051        197,284
                                                                      ------------
                                                                         2,793,646
                                                                      ------------

AUTOMOTIVE & PARTS -- 1.0%
AutoNation, Inc.*                                            10,800        184,680
Cooper Tire & Rubber Co.                                      2,346         53,958
Dana Corp.                                                    5,703        111,779
Delphi Corp.+                                                20,283        216,622
Ford Motor Co.+                                              69,567      1,088,724
General Motors Corp.+                                        21,430        998,424
Genuine Parts Co.                                             6,329        251,135
The Goodyear Tire &
  Rubber Co.*+                                                6,265         56,949
Harley-Davidson, Inc.                                        11,220        694,967
Navistar
  International Corp.*+                                       2,674        103,644
Paccar, Inc.                                                  6,883   $    399,145
Visteon Corp.+                                                4,812         56,156
                                                                      ------------
                                                                         4,216,183
                                                                      ------------

BANKING, SAVINGS & LOANS -- 11.4%
AmSouth Bancorp                                              12,959        330,066
Bank of America Corp.                                        77,446      6,553,481
Bank of
  New York Co., Inc.                                         29,545        870,987
Bank One Corp.                                               42,632      2,174,232
BB&T Corp.                                                   21,083        779,439
Capital One
  Financial Corp.                                             8,700        594,906
Charter One
  Financial, Inc.                                             8,176        361,297
Citigroup, Inc.                                             196,444      9,134,646
Comerica, Inc.                                                6,769        371,483
Fannie Mae                                                   36,776      2,624,335
Fifth Third Bancorp                                          21,363      1,148,902
First Horizon
  National Corp.                                              4,700        213,709
Freddie Mac                                                  26,086      1,651,244
Golden West
  Financial Corp.                                             5,955        633,314
J.P. Morgan Chase & Co.                                      79,073      3,065,660
KeyCorp                                                      15,610        466,583
M&T Bank Corp.                                                4,700        410,310
Marshall and Ilsley Corp.                                     8,800        343,992
Mellon Financial Corp.                                       16,094        472,037
National City Corp.                                          23,498        822,665
North Fork
  Bancorporation, Inc.+                                       5,900        224,495
Northern Trust Corp.                                          8,488        358,873
Providian
  Financial Corp.*                                           11,202        164,333
Regions Financial Corp.                                       8,552        312,576
SLM Corp.                                                    16,642        673,169
SouthTrust Corp.                                             12,510        485,513
Sovereign Bancorp, Inc.                                       1,077         22,725
State Street Corp.                                           13,022        638,599
SunTrust Banks, Inc.+                                        10,790        701,242
Synovus Financial Corp.                                      11,763        297,839
U.S. Bancorp                                                 71,932      1,982,446
Union Planters Corp.                                          7,212        214,990
Wachovia Corp.                                               49,974      2,223,843
Washington Mutual, Inc.                                      32,876      1,270,329
Wells Fargo & Co.                                            64,129      3,670,103
Zions Bancorp                                                 3,393        208,500
                                                                      ------------
                                                                        46,472,863
                                                                      ------------

BEVERAGES -- 2.7%
Anheuser-Busch
  Companies, Inc.                                            30,548   $  1,649,592
Brown-Forman Corp. Cl. B                                      4,580        221,077
The Coca-Cola Co.                                            92,476      4,668,188
Coca-Cola
  Enterprises, Inc.+                                         18,074        523,965
Coors (Adolph) Co. Cl. B+                                     1,389        100,480
The Pepsi Bottling
  Group, Inc.                                                10,338        315,723
PepsiCo, Inc.                                                64,808      3,491,855
                                                                      ------------
                                                                        10,970,880
                                                                      ------------

BROADCASTING, PUBLISHING & PRINTING -- 2.9%
Clear Channel
  Communications, Inc.                                       23,749        877,526
Comcast Corp. Cl. A*                                         85,118      2,385,858
Dow Jones & Co., Inc.+                                        3,026        136,473
Gannett Co., Inc.                                            10,335        876,925
Knight Ridder, Inc.                                           3,055        219,960
The McGraw-Hill
  Companies, Inc.                                             7,230        553,601
Meredith Corp.                                                1,844        101,346
New York Times Co. Cl. A                                      5,565        248,811
Time Warner, Inc.*                                          173,208      3,044,997
Tribune Co.                                                  11,909        542,336
Univision
  Communications,
  Inc. Cl. A*                                                12,500        399,125
Viacom, Inc. Cl. B                                           65,768      2,349,233
                                                                      ------------
                                                                        11,736,191
                                                                      ------------

BUILDING MATERIALS & CONSTRUCTION -- 0.2%
Louisiana-Pacific Corp.+                                      4,256        100,654
Masco Corp.+                                                 16,667        519,677
Vulcan Materials Co.+                                         3,710        176,410
                                                                      ------------
                                                                           796,741
                                                                      ------------

CHEMICALS -- 1.5%
Air Products &
  Chemicals, Inc.                                             8,758        459,357
Ashland, Inc.                                                 2,603        137,464
Dow Chemical Co.                                             35,568      1,447,618
Du Pont (E.I.)
  de Nemours & Co.                                           38,004      1,688,138
Eastman Chemical Co.+                                         2,900        134,067
Engelhard Corp.                                               4,893        158,093
Great Lakes
  Chemical Corp.                                              1,955         52,902
Hercules, Inc.*                                               4,406         53,709
International Flavors &
  Fragrances, Inc.                                            3,446        128,880

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF        MARKET
                                                          SHARES         VALUE
                                                       ------------   ------------
Monsanto Co.                                                 10,085   $    388,272
PPG Industries, Inc.                                          6,689        417,996
Praxair, Inc.                                                12,564        501,429
Rohm & Haas Co.                                               8,140        338,461
                                                                      ------------
                                                                         5,906,386
                                                                      ------------

COMMERCIAL SERVICES -- 1.9%
Allied Waste
  Industries, Inc.*                                          12,460        164,223
Apollo Group, Inc. Cl. A*                                     6,800        600,372
Block (H&R), Inc.+                                            7,074        337,288
Cendant Corp.                                                39,442        965,540
Cintas Corp.                                                  6,890        328,446
Convergys Corp.*                                              5,416         83,406
Donnelley (R.R.) &
  Sons Co.                                                    8,322        274,792
eBay, Inc.*                                                  24,920      2,291,394
Ecolab, Inc.+                                                 9,516        301,657
Equifax, Inc.                                                 5,559        137,585
Fluor Corp.                                                   2,927        139,530
Moody's Corp.                                                 5,646        365,070
Paychex, Inc.                                                14,297        484,382
PerkinElmer, Inc.                                             5,008        100,360
Quest Diagnostics, Inc.                                       4,064        345,237
Robert Half
  International, Inc.                                         6,680        198,864
Ryder System, Inc.+                                           2,482         99,454
Waste Management, Inc.                                       22,053        675,924
                                                                      ------------
                                                                         7,893,524
                                                                      ------------

COMMUNICATIONS -- 2.0%
ADC
  Telecommunications, Inc.*                                  27,448         77,952
Andrew Corp.*+                                                5,761        115,278
Avaya, Inc.*                                                 15,976        252,261
Ciena Corp.*                                                 19,241         71,577
Citizens
  Communications Co.*+                                       10,801        130,692
Lucent
  Technologies, Inc.*+                                      162,779        615,305
Network Appliance, Inc.*                                     13,420        288,933
Nextel Communications,
  Inc. Cl. A*                                                42,130      1,123,186
Qualcomm, Inc.                                               30,830      2,249,973
SBC Communications, Inc.                                    125,846      3,051,765
Scientific-Atlanta, Inc.                                      5,810        200,445
Tellabs, Inc.*+                                              15,712        137,323
                                                                      ------------
                                                                         8,314,690
                                                                      ------------

COMMUNICATIONS EQUIPMENT -- 0.4%
Motorola, Inc.                                               89,010      1,624,432
                                                                      ------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.4%
Autodesk, Inc.                                                4,290        183,655
Computer Sciences Corp.*                                      7,187        333,692
Parametric
  Technology Corp.*                                           9,034   $     45,170
Sun Microsystems, Inc.*                                     131,008        568,575
Teradyne, Inc.*+                                              7,560        171,612
Unisys Corp.*                                                12,315        170,932
                                                                      ------------
                                                                         1,473,636
                                                                      ------------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury Interactive Corp.*                                    3,470        172,910
                                                                      ------------

COMPUTERS & INFORMATION -- 3.2%
Apple Computer, Inc.*                                        14,426        469,422
Cisco Systems, Inc.*                                        256,773      6,085,520
Comverse
  Technology, Inc.*                                           7,222        144,007
Dell, Inc.*                                                  95,847      3,433,240
EMC Corp.*                                                   92,832      1,058,285
Gateway, Inc.*                                               12,490         56,205
International Game
  Technology                                                 13,216        510,138
Jabil Circuit, Inc.*                                          7,678        193,332
Lexmark
  International, Inc.*                                        4,964        479,175
Solectron Corp.*                                             39,381        254,795
Symbol Technologies, Inc.                                     8,835        130,228
                                                                      ------------
                                                                        12,814,347
                                                                      ------------

COMPUTERS & OFFICE EQUIPMENT -- 2.3%
Electronic Data
  Systems Corp.+                                             18,471        353,720
Hewlett-Packard Co.                                         115,815      2,443,697
International Business
  Machines Corp.                                             64,044      5,645,479
Pitney Bowes, Inc.                                            9,002        398,338
Xerox Corp.*+                                                31,114        451,153
                                                                      ------------
                                                                         9,292,387
                                                                      ------------

CONTAINERS -- 0.2%
Ball Corp.                                                    2,210        159,230
Bemis Co., Inc.                                               4,166        117,689
Pactiv Corp.*                                                 5,959        148,617
Sealed Air Corp.*                                             3,191        169,985
Temple-Inland, Inc.                                           2,038        141,131
                                                                      ------------
                                                                           736,652
                                                                      ------------

COSMETICS & PERSONAL CARE -- 2.5%
Alberto-Culver Co.                                            3,207        160,799
Avon Products, Inc.                                          18,356        846,946
Colgate-Palmolive Co.                                        20,177      1,179,346
The Gillette Co.                                             38,083      1,614,719
Kimberly-Clark Corp.                                         19,003      1,251,918
The Procter & Gamble Co.                                     97,608      5,313,780
                                                                      ------------
                                                                        10,367,508
                                                                      ------------

DATA PROCESSING & PREPARATION -- 0.9%
Affiliated Computer
  Services, Inc. Cl. A*+                                      5,300   $    280,582
Automatic Data
  Processing, Inc.                                           22,404        938,280
Deluxe Corp.+                                                 2,314        100,659
First Data Corp.                                             33,133      1,475,081
Fiserv, Inc.*                                                 7,821        304,159
IMS Health, Inc.                                              9,324        218,555
NCR Corp.*                                                    3,750        185,962
                                                                      ------------
                                                                         3,503,278
                                                                      ------------

ELECTRIC UTILITIES -- 2.4%
AES Corp.*                                                   21,449        212,989
Allegheny Energy, Inc.*+                                      5,120         78,899
Ameren Corp.+                                                 6,481        278,424
American Electric
  Power Co.+                                                 15,057        481,824
Calpine Corp.*+                                              14,571         62,947
CenterPoint Energy, Inc.+                                    11,663        134,124
Cinergy Corp.+                                                6,763        256,994
CMS Energy Corp.*+                                            5,538         50,562
Consolidated Edison, Inc.+                                    9,150        363,804
Constellation Energy
  Group, Inc.                                                 5,925        224,557
Dominion Resources, Inc.                                     12,378        780,804
DTE Energy Co.                                                6,037        244,740
Duke Energy Corp.                                            34,735        704,773
Edison International                                         12,430        317,835
Entergy Corp.                                                 8,760        490,648
Exelon Corp.                                                 25,136        836,777
FirstEnergy Corp.                                            12,557        469,757
FPL Group, Inc.                                               7,086        453,150
NiSource, Inc.                                                9,946        205,087
PG&E Corp.*                                                  16,321        456,009
Pinnacle West
  Capital Corp.                                               3,200        129,248
PPL Corp.                                                     6,889        316,205
Progress Energy, Inc.+                                        9,672        426,052
Public Service Enterprise
  Group, Inc.+                                                8,698        348,181
Southern Co.+                                                27,987        815,821
Teco Energy, Inc.+                                            7,361         88,258
TXU Corp.                                                    12,277        497,341
                                                                      ------------
                                                                         9,725,810
                                                                      ------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 7.1%
Advanced Micro
  Devices, Inc.*                                             14,060        223,554
Altera Corp.*                                                14,220        315,968
American Power
  Conversion Corp.                                            7,630        149,929
Analog Devices, Inc.                                         14,070        662,416

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF        MARKET
                                                          SHARES         VALUE
                                                       ------------   ------------
Applied Micro
  Circuits Corp.*                                            10,300   $     54,796
Broadcom Corp. Cl. A*                                        11,753        549,688
Emerson Electric Co.                                         16,057      1,020,422
General Electric Co.                                        400,893     12,988,933
Intel Corp.                                                 245,702      6,781,375
JDS Uniphase Corp.*                                          55,188        209,163
Johnson Controls, Inc.                                        7,250        387,005
Kla-Tencor Corp.*+                                            7,406        365,708
Linear Technology Corp.                                      12,130        478,771
LSI Logic Corp.*                                             15,328        116,799
Maxim Integrated
  Products, Inc.                                             12,260        642,669
Micron Technology, Inc.*+                                    23,717        363,107
Molex, Inc.                                                   7,390        237,071
National
  Semiconductor Corp.*                                       13,596        298,976
Novellus Systems, Inc.*                                       5,950        187,068
Nvidia Corp.*+                                                6,800        139,400
PMC-Sierra, Inc.*+                                            6,189         88,812
Power-One, Inc.*                                              3,520         38,650
Qlogic Corp.*                                                 3,800        101,042
Rockwell Automation, Inc.                                     7,168        268,872
Sanmina-SCI Corp.*+                                          20,652        187,933
Texas Instruments, Inc.                                      65,726      1,589,255
Thomas & Betts Corp.                                          2,551         69,464
Xilinx, Inc.                                                 13,111        436,727
                                                                      ------------
                                                                        28,953,573
                                                                      ------------

ENERGY -- 6.6%
Amerada Hess Corp.                                            3,653        289,281
Anadarko Petroleum Corp.                                      9,822        575,569
Apache Corp.                                                 12,300        535,665
BJ Services Co.*                                              6,100        279,624
Burlington Resources, Inc.                                   15,100        546,318
ChevronTexaco Corp.                                          40,672      3,827,642
ConocoPhillips                                               26,064      1,988,423
Devon Energy Corp.                                            8,885        586,410
Dynegy, Inc. Cl. A*                                          15,327         65,293
El Paso Corp.                                                24,446        192,634
EOG Resources, Inc.                                           4,700        280,637
Exxon Mobil Corp.                                           248,434     11,032,954
Halliburton Co.                                              16,765        507,309
Kerr-McGee Corp.                                              5,646        303,585
KeySpan Corp.                                                 6,080        223,136
Kinder Morgan, Inc.                                           4,690        278,070
Marathon Oil Corp.                                           13,505        511,029
Nabors Industries
  Limited*                                                    5,615        253,910
Nicor, Inc.                                                   1,689         57,375
Noble Corp.*                                                  5,140        194,755
Occidental
  Petroleum Corp.                                            14,804        716,662
Peoples Energy Corp.                                          1,357         57,198
Rowan Companies, Inc.*                                        4,221   $    102,697
Schlumberger Limited                                         22,339      1,418,750
Sempra Energy                                                 8,817        303,569
Sunoco, Inc.                                                  3,093        196,777
Transocean, Inc.*                                            12,127        350,955
Unocal Corp.                                                 10,057        382,166
Valero Energy Corp.                                           4,900        361,424
The Williams
  Companies, Inc.+                                           21,318        253,684
Xcel Energy, Inc.+                                           16,072        268,563
                                                                      ------------
                                                                        26,942,064
                                                                      ------------

ENTERTAINMENT & LEISURE -- 0.6%
Brunswick Corp.                                               3,239        132,151
Harrah's
  Entertainment, Inc.                                         4,623        250,104
The Walt Disney Co.                                          77,922      1,986,232
                                                                      ------------
                                                                         2,368,487
                                                                      ------------

FINANCIAL SERVICES -- 3.6%
American Express Co.                                         48,572      2,495,629
Apartment Investment &
  Management Co. Cl. A                                        4,100        127,633
Bear Stearns
  Companies, Inc.+                                            4,018        338,758
Countrywide
  Financial Corp.                                            10,477        736,009
E Trade Financial Corp.*                                     14,200        158,330
Federated
  Investors, Inc. Cl. B                                       4,200        127,428
Franklin Resources, Inc.                                      9,828        492,186
The Goldman Sachs
  Group, Inc.                                                18,325      1,725,482
Huntington
  Bancshares, Inc.                                            8,434        193,139
Janus Capital Group, Inc.+                                    9,250        152,533
Lehman Brothers
  Holdings, Inc.                                             10,672        803,068
MBNA Corp.                                                   48,521      1,251,357
Merrill Lynch & Co., Inc.                                    36,468      1,968,543
Morgan Stanley                                               41,691      2,200,034
PNC Financial Services
  Group, Inc.                                                10,949        581,173
Price (T. Rowe)
  Group, Inc.                                                 4,800        241,920
ProLogis Trust                                                6,800        223,856
The Schwab
  (Charles) Corp.                                            51,861        498,384
Simon Property
  Group, Inc.                                                 8,200        421,644
                                                                      ------------
                                                                        14,737,106
                                                                      ------------

FOODS -- 1.9%
Archer-Daniels-Midland Co.                                   24,861        417,168
Campbell Soup Co.                                            15,802        424,758
ConAgra Foods, Inc.                                          20,072   $    543,550
General Mills, Inc.+                                         14,308        680,059
Heinz (H. J.) Co.                                            13,522        530,062
Hershey Foods Corp.                                           9,944        460,109
Kellogg Co.                                                  15,664        655,538
The Kroger Co.*                                              29,318        533,588
McCormick & Co., Inc.                                         5,200        176,800
Safeway, Inc.*+                                              17,160        434,834
Sara Lee Corp.                                               30,365        698,091
Starbucks Corp.*                                             15,030        653,504
SuperValu, Inc.                                               4,921        150,632
Sysco Corp.                                                  24,230        869,130
Wrigley (Wm.) Jr. Co.                                         8,734        550,679
                                                                      ------------
                                                                         7,778,502
                                                                      ------------

FOREST PRODUCTS & PAPER -- 0.6%
Boise Cascade Corp.                                           3,342        125,793
Georgia-Pacific Corp.                                         9,670        357,597
International Paper Co.                                      18,789        839,868
MeadWestvaco Corp.                                            7,701        226,332
Plum Creek Timber
  Co., Inc.                                                   7,100        231,318
Weyerhaeuser Co.                                              8,490        535,889
                                                                      ------------
                                                                         2,316,797
                                                                      ------------

HEALTHCARE -- 1.1%
Caremark Rx, Inc.*                                           17,400        573,156
Express Scripts, Inc.*                                        3,000        237,690
HCA, Inc.                                                    18,476        768,417
Health Management
  Associates, Inc. Cl. A+                                     9,800        219,716
Humana, Inc.*                                                 6,203        104,831
Manor Care, Inc.                                              3,532        115,426
Tenet Healthcare Corp.*+                                     18,059        242,171
UnitedHealth Group, Inc.                                     23,440      1,459,140
Wellpoint Health
  Networks, Inc.*                                             5,940        665,339
                                                                      ------------
                                                                         4,385,886
                                                                      ------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.2%
Centex Corp.                                                  4,646        212,555
KB Home+                                                      1,771        121,544
Leggett & Platt, Inc.                                         7,450        198,990
Maytag Corp.                                                  3,186         78,089
Pulte Homes, Inc.                                             4,522        235,280
Whirlpool Corp.+                                              2,669        183,093
                                                                      ------------
                                                                         1,029,551
                                                                      ------------

HOUSEHOLD PRODUCTS -- 0.6%
Black & Decker Corp.                                          2,950        183,284
The Clorox Co.                                                8,070        434,005
Corning, Inc.*                                               52,791        689,450
Fortune Brands, Inc.                                          5,780        435,985
Newell Rubbermaid, Inc.+                                     10,735        252,273
Sherwin-Williams Co.                                          5,629        233,885

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF        MARKET
                                                          SHARES         VALUE
                                                       ------------   ------------
Snap-On, Inc.                                                 2,253   $     75,588
The Stanley Works+                                            3,305        150,642
                                                                      ------------
                                                                         2,455,112
                                                                      ------------

INDUSTRIAL - DISTRIBUTION -- 0.0%
Grainger (W.W.), Inc.                                         3,532        203,090
                                                                      ------------

INDUSTRIAL - DIVERSIFIED -- 2.0%
3M Co.                                                       29,672      2,670,777
Cooper Industries
  Limited Cl. A                                               3,614        214,708
Danaher Corp.                                                12,110        627,904
Eaton Corp.                                                   5,694        368,630
Illinois Tool Works, Inc.+                                   11,943      1,145,214
ITT Industries, Inc.                                          3,537        293,571
Textron, Inc.                                                 5,032        298,649
Tyco International Limited                                   76,174      2,524,406
                                                                      ------------
                                                                         8,143,859
                                                                      ------------

INFORMATION RETRIEVAL SERVICES -- 0.5%
Yahoo!, Inc.*                                                51,116      1,857,044
                                                                      ------------

INSURANCE -- 5.1%
ACE Limited                                                  10,500        443,940
Aetna, Inc.                                                   6,049        514,165
AFLAC, Inc.                                                  19,320        788,449
Allstate Corp.                                               26,704      1,243,071
Ambac Financial
  Group, Inc.                                                 4,275        313,956
American International
  Group, Inc.                                                99,070      7,061,710
Anthem, Inc.*+                                                5,363        480,310
Aon Corp.                                                    12,046        342,950
Chubb Corp.                                                   7,173        489,055
Cigna Corp.                                                   5,440        374,326
Cincinnati Financial Corp.                                    6,183        269,084
The Hartford Financial
  Services Group, Inc.                                       11,358        780,749
Jefferson-Pilot Corp.+                                        5,520        280,416
Lincoln National Corp.                                        6,841        323,237
Loews Corp.                                                   6,658        399,214
Marsh & McLennan
  Companies, Inc.+                                           19,842        900,430
MBIA, Inc.                                                    5,675        324,156
Metlife, Inc.                                                28,732      1,030,042
MGIC Investment Corp.                                         3,689        279,848
Principal Financial
  Group, Inc.                                                12,600        438,228
Progressive Corp.                                             8,283        706,540
Prudential Financial, Inc.                                   20,000        929,400
Safeco Corp.                                                  5,759        253,396
St. Paul Travelers
  Companies                                                  25,363      1,028,216
Torchmark Corp.                                               4,326        232,739
UnumProvident Corp.+                                         11,570        183,963
XL Capital Limited Cl. A                                      5,227        394,429
                                                                      ------------
                                                                        20,806,019
                                                                      ------------

LODGING -- 0.3%
Hilton Hotels Corp.                                          14,591   $    272,268
Marriott
  International, Inc. Cl. A                                   8,964        447,124
Starwood Hotels &
  Resorts Worldwide, Inc.                                     7,740        347,139
                                                                      ------------
                                                                         1,066,531
                                                                      ------------

MACHINERY & COMPONENTS -- 0.9%
Baker Hughes, Inc.                                           13,198        496,905
Caterpillar, Inc.                                            12,952      1,028,907
Cummins, Inc.                                                 1,739        108,688
Deere & Co.                                                   9,243        648,304
Dover Corp.                                                   7,735        325,644
Ingersoll-Rand Co. Cl. A                                      6,783        463,347
Pall Corp.+                                                   4,792        125,502
Parker-Hannifin Corp.                                         4,814        286,240
                                                                      ------------
                                                                         3,483,537
                                                                      ------------

MANUFACTURING -- 0.5%
American Standard
  Companies, Inc.*                                            8,400        338,604
Applied Materials, Inc.*                                     65,106      1,277,380
Avery Dennison Corp.                                          4,028        257,832
Millipore Corp.*                                              1,815        102,312
                                                                      ------------
                                                                         1,976,128
                                                                      ------------

MEDICAL SUPPLIES -- 2.5%
Agilent Technologies, Inc.*                                  18,283        535,326
Allergan, Inc.                                                5,007        448,227
Applied Biosystems
  Group-Applera Corp.                                         7,738        168,302
Bard (C.R.), Inc.                                             4,120        233,398
Bausch & Lomb, Inc.                                           1,992        129,619
Baxter International, Inc.                                   23,092        796,905
Becton, Dickinson & Co.+                                      9,848        510,126
Biomet, Inc.                                                  9,655        429,068
Boston Scientific Corp.*                                     31,722      1,357,702
Guidant Corp.                                                11,988        669,889
Medtronic, Inc.                                              45,981      2,240,194
St. Jude Medical, Inc.*                                       6,722        508,519
Stryker Corp.                                                15,500        852,500
Tektronix, Inc.                                               3,420        116,348
Thermo Electron Corp.*                                        6,654        204,544
Waters Corp.*                                                 4,600        219,788
Zimmer Holdings, Inc.*                                        9,422        831,020
                                                                      ------------
                                                                        10,251,475
                                                                      ------------

METALS & MINING -- 0.7%
Alcoa, Inc.                                                  33,088      1,092,897
Allegheny
  Technologies, Inc.                                          3,144         56,749
Crane Co.                                                     2,278         71,506
Freeport-McMoRan
  Copper & Gold,
  Inc. Cl. B                                                  6,333        209,939
Newmont Mining Corp.                                         16,509   $    639,889
Nucor Corp.                                                   3,006        230,741
Phelps Dodge Corp.*                                           3,485        270,122
United States Steel Corp.+                                    4,854        170,472
Worthington
  Industries, Inc.                                            3,207         65,840
                                                                      ------------
                                                                         2,808,155
                                                                      ------------

PHARMACEUTICALS -- 9.5%
Abbott Laboratories                                          59,198      2,412,910
AmerisourceBergen Corp.                                       4,276        255,619
Amgen, Inc.*                                                 48,306      2,636,058
Biogen Idec, Inc.*                                           12,937        818,265
Bristol-Myers Squibb Co.                                     73,842      1,809,129
Cardinal Health, Inc.+                                       16,369      1,146,648
Chiron Corp.*+                                                7,360        328,550
Eli Lilly & Co.                                              42,880      2,997,741
Forest Laboratories, Inc.*                                   14,080        797,350
Genzyme Corp.*+                                               8,400        397,572
Gilead Sciences, Inc.*                                          822         55,074
Hospira, Inc.*                                                6,139        169,436
Johnson & Johnson                                           112,712      6,278,058
King Pharmaceuticals, Inc.*                                   8,867        101,527
McKesson Corp.                                               11,387        390,916
Medco Health
  Solutions, Inc.*                                           10,420        390,750
Medimmune, Inc.*                                              9,764        228,478
Merck & Co., Inc.                                            84,343      4,006,293
Mylan Laboratories, Inc.                                     10,400        210,600
Pfizer, Inc.                                                289,827      9,935,270
Schering-Plough Corp.                                        55,888      1,032,810
Sigma-Aldrich Corp.                                           2,584        154,032
Watson
  Pharmaceutical, Inc.*                                       4,170        112,173
Wyeth                                                        50,656      1,831,721
                                                                      ------------
                                                                        38,496,980
                                                                      ------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.+                                           11,660        314,587
                                                                      ------------

PREPACKAGED SOFTWARE -- 4.5%
Adobe Systems, Inc.                                           8,906        414,129
BMC Software, Inc.*                                           8,765        162,153
Citrix Systems, Inc.*                                         6,492        132,177
Computer Associates
  International, Inc.                                        22,323        626,383
Compuware Corp.*                                             13,878         91,595
Electronic Arts, Inc.*                                       11,500        627,325
Intuit, Inc.*                                                 7,310        282,020
Microsoft Corp.                                             410,028     11,710,400
Novell, Inc.*                                                14,376        120,615
Oracle Corp.*                                               197,361      2,354,517
Peoplesoft, Inc.*                                            14,714        272,209
Siebel Systems, Inc.*                                        19,718        210,588
SunGard Data
  Systems, Inc.*                                             11,000        286,000

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF        MARKET
                                                          SHARES         VALUE
                                                       ------------   ------------
Symantec Corp.*                                              11,600   $    507,848
Veritas Software Corp.*                                      16,946        469,404
                                                                      ------------
                                                                        18,267,363
                                                                      ------------

REAL ESTATE -- 0.2%
Equity Office
  Properties Trust                                           16,060        436,832
Equity Residential                                           10,000        297,300
                                                                      ------------
                                                                           734,132
                                                                      ------------

RESTAURANTS -- 0.5%
Darden Restaurants, Inc.                                      6,492        133,411
McDonald's Corp.                                             47,777      1,242,202
Wendy's International, Inc.                                   4,375        152,425
Yum! Brands, Inc.*                                           11,298        420,512
                                                                      ------------
                                                                         1,948,550
                                                                      ------------

RETAIL -- 5.7%
AutoZone, Inc.*+                                              3,154        252,635
Bed Bath & Beyond, Inc.*                                     11,850        455,633
Best Buy Co., Inc.                                           12,430        630,698
Big Lots, Inc.*                                               4,274         61,802
Circuit City Stores, Inc.                                     7,800        101,010
Costco Wholesale Corp.                                       17,442        716,343
CVS Corp.                                                    15,303        643,032
Dillards, Inc. Cl. A                                          3,101         69,152
Dollar General Corp.                                         12,914        252,598
Family Dollar Stores, Inc.                                    6,651        202,323
Federated Department
  Stores, Inc.                                                7,163        351,703
The Home Depot, Inc.                                         84,437      2,972,182
J.C. Penney
  Company, Inc.+                                             10,809        408,148
Kohl's Corp.*+                                               13,123        554,840
Lowe's Companies, Inc.                                       29,882      1,570,299
The May Department
  Stores Co.                                                 11,032        303,270
Office Depot, Inc.*                                          12,665        226,830
RadioShack Corp.                                              6,105        174,786
Sears, Roebuck and Co.+                                       8,129        306,951
Staples, Inc.                                                18,873        553,168
Target Corp.                                                 34,668      1,472,350
Tiffany & Co.                                                 5,592        206,065
TJX Companies, Inc.                                          18,776        453,253
Toys R Us, Inc.*+                                             7,862        125,635
Walgreen Co.                                                 38,904      1,408,714
Wal-Mart Stores, Inc.                                       162,912      8,595,237
                                                                      ------------
                                                                        23,068,657
                                                                      ------------

RETAIL - GROCERY -- 0.1%
Albertson's, Inc.+                                           14,147        375,461
Winn-Dixie Stores, Inc.+                                      5,423         39,046
                                                                      ------------
                                                                           414,507
                                                                      ------------

TELEPHONE UTILITIES -- 2.3%
Alltel Corp.                                                 11,667   $    590,584
AT&T Corp.+                                                  30,484        445,981
AT&T Wireless
  Services, Inc.*                                           103,631      1,483,996
BellSouth Corp.                                              69,620      1,825,436
CenturyTel, Inc.                                              5,531        166,151
Qwest Communications
  International, Inc.*+                                      62,058        222,788
Sprint Corp. (FON Group)                                     54,235        954,536
Verizon
  Communications, Inc.                                      105,229      3,808,238
                                                                      ------------
                                                                         9,497,710
                                                                      ------------

TOBACCO -- 1.1%
Altria Group, Inc.                                           77,929      3,900,346
Reynolds (R.J.) Tobacco
  Holdings, Inc.+                                             3,300        223,047
UST, Inc.                                                     6,422        231,192
                                                                      ------------
                                                                         4,354,585
                                                                      ------------

TOYS, GAMES -- 0.1%
Hasbro, Inc.                                                  6,691        127,129
Mattel, Inc.                                                 15,989        291,799
                                                                      ------------
                                                                           418,928
                                                                      ------------

TRANSPORTATION -- 1.7%
Burlington Northern
  Santa Fe Corp.                                             14,086        493,996
Carnival Corp.                                               24,385      1,146,095
CSX Corp.                                                     7,965        261,013
FedEx Corp.+                                                 11,503        939,680
Norfolk Southern Corp.                                       14,389        381,596
Union Pacific Corp.                                           9,817        583,621
United Parcel
  Service, Inc. Cl. B                                        42,800      3,217,276
                                                                      ------------
                                                                         7,023,277
                                                                      ------------

TRAVEL -- 0.0%
Sabre Holdings Corp.                                          5,431        150,493
                                                                      ------------

TOTAL EQUITIES
(COST $401,399,817)                                                    404,458,031
                                                                      ------------

                                                        PRINCIPAL
                                                          AMOUNT
                                                       ------------
SHORT-TERM INVESTMENTS -- 6.3%

CASH EQUIVALENTS -- 5.9%***
American AAdvantage
  Select Money
  Market Fund                                               641,838        641,838
Bank of America
  Bank Note
  1.500% 07/21/2004                                    $    882,527        882,527

                                                         PRINCIPAL       MARKET
                                                          AMOUNT         VALUE
                                                       ------------   ------------
Bank of America
  Eurodollar Time Deposit
  1.080% 07/19/2004                                    $    802,297   $    802,297
Bank of America
  Eurodollar Time Deposit
  1.100% 07/07/2004                                         208,597        208,597
Bank of Montreal
  Eurodollar Time Deposit
  1.200% 07/23/2004                                         671,173        671,173
Bank of the West
  Eurodollar Time Deposit
  1.280% 07/28/2004                                         641,837        641,837
BGIF Prime Money
  Market Fund                                             1,235,537      1,235,537
BNP Paribas
  Eurodollar Time Deposit
  1.080% 07/29/2004                                         401,148        401,148
Branch Banker & Trust
  Eurodollar Time Deposit
  1.080% 07/14/2004                                          80,230         80,230
Canadian Imperial Bank
  of Commerce Bank Note
  1.440% 05/18/2005                                       1,604,594      1,604,594
Caylon
  Eurodollar Time Deposit
  1.040% 07/06/2004                                       1,283,675      1,283,675
Caylon
  Eurodollar Time Deposit
  1.170% 08/04/2004                                         641,837        641,837
Caylon
  Eurodollar Time Deposit
  1.340% 08/24/2004                                         584,874        584,874
Fannie Mae Discount Note
  0.960% 07/01/2004                                         481,378        481,378
Fannie Mae Discount Note
  1.131% 07/14/2004                                         240,689        240,689
Federal Home Loan Bank
  Discount Note
  0.970% 07/02/2004                                         240,689        240,689
Federal Home Loan Bank
  Discount Note
  0.990% 07/01/2004                                         240,689        240,689
Fortis Bank
  Eurodollar Time Deposit
  1.090% 07/08/2004                                       1,123,215      1,123,215
Fortis Bank
  Eurodollar Time Deposit
  1.190% 07/14/2004                                         320,919        320,919
Fortis Bank
  Eurodollar Time Deposit
  1.290% 09/03/2004                                         240,689        240,689
General Electric
  Capital Corp.
  1.201% 07/19/2004                                         401,148        401,148

    The accompanying notes are an integral part of the financial statements.

                                                         PRINCIPAL       MARKET
                                                          AMOUNT         VALUE
                                                       ------------  -------------
General Electric
  Capital Corp.
  1.211% 07/21/2004                                    $    401,612  $     401,612
General Electric
  Capital Corp.
  1.211% 07/22/2004                                         239,880        239,880
General Electric
  Capital Corp.
  1.221% 07/23/2004                                          79,414         79,414
General Electric
  Capital Corp.
  1.231% 07/26/2004                                         400,272        400,272
Goldman Sachs Financial
  Square Prime
  Obligations Money
  Market Fund                                               401,148        401,148
HBOS Halifax Bank of
  Scotland
  Eurodollar Time Deposit
  1.050% 07/14/2004                                         481,378        481,378
HBOS Halifax Bank of
  Scotland
  Eurodollar Time Deposit
  1.300% 09/03/2004                                         240,689        240,689
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2004                                       1,283,675      1,283,675
Merrill Lynch Premier
  Institutional Money
  Market Fund                                               579,916        579,916
Merrimac Cash Fund,
  Premium Class                                           2,567,350      2,567,350
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                         834,389        834,389
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 07/08/2004                                         240,689        240,689
Royal Bank of Canada
  Eurodollar Time Deposit
  1.100% 07/02/2004                                         802,297        802,297
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/07/2004                                         802,297        802,297
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/15/2004                                         401,148        401,148
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.150% 08/10/2004                                         240,689        240,689
Wells Fargo
  Eurodollar Time Deposit
  1.190% 07/14/2004                                         401,148        401,148
Wells Fargo
  Eurodollar Time Deposit
  1.250% 07/23/2004                                    $    481,378  $     481,378
                                                                     -------------
                                                                        23,848,949
                                                                     -------------

REPURCHASE AGREEMENT -- 0.2%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                                         989,782        989,782
                                                                     -------------

U.S. TREASURY BILLS -- 0.2%
U.S. Treasury Bill**
  0.950% 07/22/2004                                         590,000        589,673
                                                                     -------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                     25,428,404
                                                                     -------------

TOTAL INVESTMENTS -- 105.8%
(COST $426,828,221)****                                                429,886,435

OTHER ASSETS/
(LIABILITIES) -- (5.8%)                                                (23,515,889)
                                                                     -------------

NET ASSETS -- 100.0%                                                 $ 406,370,546
                                                                     =============

NOTES TO PORTFOLIO OF INVESTMENTS
 *    Non-income producing security.
 **   This security is held as collateral for open futures contracts. (NOTE 2).
 ***  Represents investments of security lending collateral. (NOTE 2).
 **** Aggregate cost for Federal tax purposes. (NOTE 7).
 +    Denotes all or a portion of security on loan.
 (a) Maturity value of $989,801. Collateralized by U.S. Government Agency obligation with a rate of 3.831%, maturity date of 02/01/2033, and an aggregate market value, including accrued interest, of $1,039,271.

    The accompanying notes are an integral part of the financial statements.

MML ENHANCED INDEX CORE EQUITY FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                                        NUMBER OF        MARKET
                                                          SHARES         VALUE
                                                       ------------   ------------
EQUITIES -- 99.5%

ADVERTISING -- 0.1%
Omnicom Group, Inc.                                             300   $     22,767
                                                                      ------------

AEROSPACE & DEFENSE -- 2.3%
Boeing Co.                                                    2,800        143,052
General Dynamics Corp.                                          500         49,650
Goodrich Corp.                                                  400         12,932
Honeywell
  International, Inc.                                         1,400         51,282
Lockheed Martin Corp.                                           400         20,832
Northrop Grumman Corp.                                          400         21,480
Raytheon Co.                                                    700         25,039
Rockwell Collins, Inc.                                          300          9,996
United Technologies Corp.                                       800         73,184
                                                                      ------------
                                                                           407,447
                                                                      ------------

APPAREL, TEXTILES & SHOES -- 0.9%
The Gap, Inc.                                                 2,100         50,925
Jones Apparel Group, Inc.                                       300         11,844
Limited Brands                                                  900         16,830
Liz Claiborne, Inc.                                             200          7,196
Nike, Inc. Cl. B                                                400         30,300
Nordstrom, Inc.                                                 400         17,044
Reebok International
  Limited                                                       100          3,598
VF Corp.                                                        300         14,610
                                                                      ------------
                                                                           152,347
                                                                      ------------

AUTOMOTIVE & PARTS -- 1.3%
AutoNation, Inc.*                                             1,700         29,070
Cooper Tire & Rubber Co.                                        800         18,400
Dana Corp.                                                      600         11,760
Delphi Corp.                                                    900          9,612
Ford Motor Co.                                                5,000         78,250
General Motors Corp.                                            800         37,272
Genuine Parts Co.                                               400         15,872
Harley-Davidson, Inc.                                           200         12,388
Paccar, Inc.                                                    300         17,397
Visteon Corp.                                                   200          2,334
                                                                      ------------
                                                                           232,355
                                                                      ------------

BANKING, SAVINGS & LOANS -- 11.5%
AmSouth Bancorp                                                 100          2,547
Bank of America Corp.                                         3,943        333,657
Bank of New York Co., Inc.                                      800         23,584
Bank One Corp.                                                1,800         91,800
BB&T Corp.                                                      200          7,394
Capital One Financial Corp.                                     600         41,028
Charter One Financial, Inc.                                     325         14,362
Citigroup, Inc.                                               8,700        404,550
Comerica, Inc.                                                  100          5,488
Fannie Mae                                                    1,600        114,176
Fifth Third Bancorp                                             100   $      5,378
First Horizon
  National Corp.                                                200          9,094
Freddie Mac                                                   2,200        139,260
Golden West
  Financial Corp.                                               200         21,270
J.P. Morgan Chase & Co.                                       5,100        197,727
KeyCorp                                                       1,000         29,890
Marshall and Ilsley Corp.                                       400         15,636
National City Corp.                                           1,000         35,010
North Fork
  Bancorporation, Inc.                                          200          7,610
Northern Trust Corp.                                            300         12,684
Providian Financial Corp.*                                    1,800         26,406
Regions Financial Corp.                                         300         10,965
SLM Corp.                                                       200          8,090
SouthTrust Corp.                                                100          3,881
State Street Corp.                                              500         24,520
SunTrust Banks, Inc.                                            400         25,996
U.S. Bancorp                                                  3,100         85,436
Union Planters Corp.                                            100          2,981
Wachovia Corp.                                                3,400        151,300
Washington Mutual, Inc.                                       1,500         57,960
Wells Fargo & Co.                                             2,700        154,521
Zions Bancorp                                                   100          6,145
                                                                      ------------
                                                                         2,070,346
                                                                      ------------

BEVERAGES -- 2.2%
Anheuser-Busch
  Companies, Inc.                                               500         27,000
Brown-Forman Corp. Cl. B                                        200          9,654
The Coca-Cola Co.                                             3,400        171,632
Coca-Cola Enterprises, Inc.                                   1,300         37,687
Coors (Adolph) Co. Cl. B                                        100          7,234
The Pepsi Bottling
  Group, Inc.                                                   800         24,432
PepsiCo, Inc.                                                 2,200        118,536
                                                                      ------------
                                                                           396,175
                                                                      ------------

BROADCASTING, PUBLISHING & PRINTING -- 2.4%
Clear Channel
  Communications, Inc.                                        1,000         36,950
Comcast Corp. Cl. A*                                          1,400         39,242
Dow Jones & Co., Inc.                                           200          9,020
Gannett Co., Inc.                                               400         33,940
Knight Ridder, Inc.                                             100          7,200
The McGraw-Hill
  Companies, Inc.                                               300         22,971
Meredith Corp.                                                  100          5,496
New York Times Co. Cl. A                                        100          4,471
Time Warner, Inc.*                                            9,500        167,010
Tribune Co.                                                     100   $      4,554
Viacom, Inc. Cl. B                                            2,900        103,588
                                                                      ------------
                                                                           434,442
                                                                      ------------

BUILDING MATERIALS & CONSTRUCTION -- 0.5%
Louisiana-Pacific Corp.                                       1,200         28,380
Masco Corp.                                                   1,600         49,888
Vulcan Materials Co.                                            200          9,510
                                                                      ------------
                                                                            87,778
                                                                      ------------

CHEMICALS -- 1.0%
Air Products &
  Chemicals, Inc.                                               300         15,735
Ashland, Inc.                                                   100          5,281
Dow Chemical Co.                                              1,600         65,120
Du Pont (E.I.) de
  Nemours & Co.                                                 100          4,442
Engelhard Corp.                                                 300          9,693
Hercules, Inc.*                                                 200          2,438
International Flavors &
  Fragrances, Inc.                                              100          3,740
Monsanto Co.                                                    400         15,400
PPG Industries, Inc.                                            400         24,996
Praxair, Inc.                                                   500         19,955
Rohm & Haas Co.                                                 400         16,632
                                                                      ------------
                                                                           183,432
                                                                      ------------

COMMERCIAL SERVICES -- 1.6%
Allied Waste
  Industries, Inc.*                                             400          5,272
Apollo Group, Inc. Cl. A*                                       200         17,658
Block (H&R), Inc.                                               500         23,840
Cendant Corp.                                                 2,600         63,648
Convergys Corp.*                                                300          4,620
eBay, Inc.*                                                     500         45,975
Equifax, Inc.                                                   500         12,375
Moody's Corp.                                                   200         12,932
Paychex, Inc.                                                   600         20,328
PerkinElmer, Inc.                                             1,800         36,072
Quest Diagnostics, Inc.                                         100          8,495
Robert Half
  International, Inc.                                           100          2,977
Ryder System, Inc.                                              100          4,007
Waste Management, Inc.                                        1,000         30,650
                                                                      ------------
                                                                           288,849
                                                                      ------------

COMMUNICATIONS -- 2.3%
Andrew Corp.*                                                   100          2,001
Avaya, Inc.*                                                    800         12,632
Citizens
  Communications Co.*                                           400          4,840
Lucent Technologies, Inc.*                                    7,100         26,838

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF        MARKET
                                                          SHARES         VALUE
                                                       ------------   ------------
Network Appliance, Inc.*                                        500   $     10,765
Nextel Communications,
  Inc. Cl. A*                                                 1,900         50,654
Qualcomm, Inc.                                                1,700        124,066
SBC Communications, Inc.                                      5,700        138,225
Scientific-Atlanta, Inc.                                        300         10,350
Tellabs, Inc.*                                                3,000         26,220
                                                                      ------------
                                                                           406,591
                                                                      ------------

COMMUNICATIONS EQUIPMENT -- 0.6%
Motorola, Inc.                                                5,500        100,375
                                                                      ------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.4%
Autodesk, Inc.                                                  800         34,248
Computer Sciences Corp.*                                        300         13,929
Parametric
  Technology Corp.*                                             463          2,315
Teradyne, Inc.*                                                 400          9,080
Unisys Corp.*                                                   400          5,552
                                                                      ------------
                                                                            65,124
                                                                      ------------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury Interactive Corp.*                                      100          4,983
                                                                      ------------

COMPUTERS & INFORMATION -- 3.2%
Apple Computer, Inc.*                                           500         16,270
Cisco Systems, Inc.*                                         11,700        277,290
Comverse
  Technology, Inc.*                                             300          5,982
Dell, Inc.*                                                   4,300        154,026
EMC Corp.*                                                    2,100         23,940
Gateway, Inc.*                                                  300          1,350
International
  Game Technology                                               600         23,160
Jabil Circuit, Inc.*                                            600         15,108
Lexmark
  International, Inc.*                                          500         48,265
Solectron Corp.*                                              1,300          8,411
Symbol Technologies, Inc.                                       300          4,422
                                                                      ------------
                                                                           578,224
                                                                      ------------

COMPUTERS & OFFICE EQUIPMENT -- 2.1%
Hewlett-Packard Co.                                           5,100        107,610
International Business
  Machines Corp.                                              2,800        246,820
Pitney Bowes, Inc.                                              300         13,275
Xerox Corp.*                                                  1,100         15,950
                                                                      ------------
                                                                           383,655
                                                                      ------------

CONTAINERS -- 0.2%
Ball Corp.                                                      100          7,205
Bemis Co., Inc.                                                 200          5,650
Pactiv Corp.*                                                   500         12,470
Sealed Air Corp.*                                               100          5,327
Temple-Inland, Inc.                                             200         13,850
                                                                      ------------
                                                                            44,502
                                                                      ------------

COSMETICS & PERSONAL CARE -- 2.4%
Alberto-Culver Co.                                              150   $      7,521
Avon Products, Inc.                                             400         18,456
Colgate-Palmolive Co.                                           500         29,225
The Gillette Co.                                              1,800         76,320
Kimberly-Clark Corp.                                            600         39,528
The Procter & Gamble Co.                                      4,600        250,424
                                                                      ------------
                                                                           421,474
                                                                      ------------

DATA PROCESSING & PREPARATION -- 0.8%
Affiliated Computer
  Services, Inc. Cl. A*                                         100          5,294
Automatic Data
  Processing, Inc.                                              900         37,692
Deluxe Corp.                                                    100          4,350
First Data Corp.                                              1,400         62,328
Fiserv, Inc.*                                                   250          9,722
IMS Health, Inc.                                                300          7,032
NCR Corp.*                                                      500         24,795
                                                                      ------------
                                                                           151,213
                                                                      ------------

ELECTRIC UTILITIES -- 1.9%
Ameren Corp.                                                    200          8,592
American Electric
  Power Co.                                                     700         22,400
CenterPoint Energy, Inc.                                      1,300         14,950
Cinergy Corp.                                                   300         11,400
CMS Energy Corp.*                                               300          2,739
Consolidated Edison, Inc.                                       200          7,952
Constellation Energy
  Group, Inc.                                                   200          7,580
Dominion Resources, Inc.                                        200         12,616
DTE Energy Co.                                                  300         12,162
Duke Energy Corp.                                               200          4,058
Edison International                                            600         15,342
Entergy Corp.                                                   400         22,404
Exelon Corp.                                                  1,100         36,619
FirstEnergy Corp.                                               300         11,223
FPL Group, Inc.                                                 300         19,185
NiSource, Inc.                                                  400          8,248
PG&E Corp.*                                                     600         16,764
Pinnacle West
  Capital Corp.                                                 100          4,039
PPL Corp.                                                       300         13,770
Progress Energy, Inc.                                           400         17,620
Public Service Enterprise
  Group, Inc.                                                   400         16,012
Southern Co.                                                  1,200         34,980
Teco Energy, Inc.                                               200          2,398
TXU Corp.                                                       600         24,306
                                                                      ------------
                                                                           347,359
                                                                      ------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 6.3%
Advanced Micro
  Devices, Inc.*                                                500          7,950
Altera Corp.*                                                   900   $     19,998
Analog Devices, Inc.                                            600         28,248
Applied Micro
  Circuits Corp.*                                               500          2,660
Broadcom Corp. Cl. A*                                           500         23,385
Emerson Electric Co.                                            700         44,485
General Electric Co.                                         14,700        476,280
Intel Corp.                                                  10,900        300,840
Linear Technology Corp.                                         500         19,735
LSI Logic Corp.*                                              1,400         10,668
Maxim Integrated
  Products, Inc.                                                500         26,210
Micron Technology, Inc.*                                        900         13,779
Molex, Inc.                                                     300          9,624
National
  Semiconductor Corp.*                                          600         13,194
PMC-Sierra, Inc.*                                               200          2,870
Rockwell Automation, Inc.                                       400         15,004
Sanmina-SCI Corp.*                                            1,800         16,380
Texas Instruments, Inc.                                       2,900         70,122
Thomas & Betts Corp.                                            100          2,723
Xilinx, Inc.                                                    700         23,317
                                                                      ------------
                                                                         1,127,472
                                                                      ------------

ENERGY -- 6.8%
Amerada Hess Corp.                                              300         23,757
Anadarko Petroleum Corp.                                        600         35,160
Apache Corp.                                                    500         21,775
BJ Services Co.*                                                300         13,752
Burlington Resources, Inc.                                      200          7,236
ChevronTexaco Corp.                                           2,200        207,042
ConocoPhillips                                                1,900        144,951
Devon Energy Corp.                                              500         33,000
EOG Resources, Inc.                                             100          5,971
Exxon Mobil Corp.                                            10,000        444,100
Halliburton Co.                                                 800         24,208
Kerr-McGee Corp.                                                200         10,754
KeySpan Corp.                                                   200          7,340
Kinder Morgan, Inc.                                             200         11,858
Marathon Oil Corp.                                              500         18,920
Nabors Industries Limited*                                      200          9,044
Nicor, Inc.                                                     100          3,397
Noble Corp.*                                                    100          3,789
Occidental
  Petroleum Corp.                                               600         29,046
Peoples Energy Corp.                                            100          4,215
Schlumberger Limited                                            900         57,159
Sempra Energy                                                   600         20,658
Sunoco, Inc.                                                    100          6,362
Transocean, Inc.*                                               800         23,152
Unocal Corp.                                                    300         11,400
Valero Energy Corp.                                             300         22,128
Xcel Energy, Inc.                                               700         11,697
                                                                      ------------
                                                                         1,211,871
                                                                      ------------

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF        MARKET
                                                          SHARES         VALUE
                                                       ------------   ------------
ENTERTAINMENT & LEISURE -- 0.6%
Brunswick Corp.                                                 100   $      4,080
Harrah's
  Entertainment, Inc.                                           300         16,230
The Walt Disney Co.                                           3,700         94,313
                                                                      ------------
                                                                           114,623
                                                                      ------------

FINANCIAL SERVICES -- 6.9%
American Express Co.                                          1,200         61,656
Apartment Investment &
  Management Co. Cl. A                                          100          3,113
Bear Stearns
  Companies, Inc.                                               400         33,724
Countrywide
  Financial Corp.                                               799         56,130
E Trade Financial Corp.*                                      1,000         11,150
Franklin Resources, Inc.                                        400         20,032
The Goldman Sachs
  Group, Inc.                                                 1,200        112,992
Huntington
  Bancshares, Inc.                                              300          6,870
Lehman Brothers
  Holdings, Inc.                                                800         60,200
MBNA Corp.                                                    2,000         51,580
Merrill Lynch & Co., Inc.                                     2,300        124,154
Morgan Stanley                                                2,600        137,202
PNC Financial Services
  Group, Inc.                                                   400         21,232
Price (T. Rowe)
  Group, Inc.                                                   200         10,080
ProLogis Trust                                                  200          6,584
Simon Property
  Group, Inc.                                                   100          5,142
Standard and Poor's
  Depository Receipts                                         4,500        515,385
                                                                      ------------
                                                                         1,237,226
                                                                      ------------

FOODS -- 1.5%
Archer-Daniels-Midland Co.                                    1,700         28,526
Campbell Soup Co.                                               400         10,752
ConAgra Foods, Inc.                                             600         16,248
General Mills, Inc.                                             200          9,506
Heinz (H. J.) Co.                                               100          3,920
Hershey Foods Corp.                                             400         18,508
Kellogg Co.                                                     700         29,295
The Kroger Co.*                                               1,200         21,840
McCormick & Co., Inc.                                           100          3,400
Safeway, Inc.*                                                  500         12,670
Sara Lee Corp.                                                1,400         32,186
Starbucks Corp.*                                                500         21,740
SuperValu, Inc.                                                 200          6,122
Sysco Corp.                                                   1,100         39,457
Wrigley (Wm.) Jr. Co.                                           100          6,305
                                                                      ------------
                                                                           260,475
                                                                      ------------

FOREST PRODUCTS & PAPER -- 0.5%
Boise Cascade Corp.                                             100   $      3,764
Georgia-Pacific Corp.                                           900         33,282
International Paper Co.                                         400         17,880
MeadWestvaco Corp.                                              300          8,817
Plum Creek Timber
  Co., Inc.                                                     300          9,774
Weyerhaeuser Co.                                                300         18,936
                                                                      ------------
                                                                            92,453
                                                                      ------------

HEALTHCARE -- 0.8%
Caremark Rx, Inc.*                                              700         23,058
Express Scripts, Inc.*                                          100          7,923
HCA, Inc.                                                       500         20,795
Health Management
  Associates, Inc. Cl. A                                        200          4,484
Humana, Inc.*                                                   300          5,070
Manor Care, Inc.                                                100          3,268
UnitedHealth Group, Inc.                                      1,000         62,250
Wellpoint Health
  Networks, Inc.*                                               200         22,402
                                                                      ------------
                                                                           149,250
                                                                      ------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.5%
Centex Corp.                                                    500         22,875
KB Home                                                         500         34,315
Leggett & Platt, Inc.                                           100          2,671
Maytag Corp.                                                    200          4,902
Pulte Homes, Inc.                                               300         15,609
Whirlpool Corp.                                                 100          6,860
                                                                      ------------
                                                                            87,232
                                                                      ------------

HOUSEHOLD PRODUCTS -- 0.5%
Black & Decker Corp.                                            200         12,426
The Clorox Co.                                                  300         16,134
Corning, Inc.*                                                2,000         26,120
Fortune Brands, Inc.                                            100          7,543
Sherwin-Williams Co.                                            200          8,310
Snap-On, Inc.                                                   100          3,355
The Stanley Works                                               300         13,674
                                                                      ------------
                                                                            87,562
                                                                      ------------

INDUSTRIAL - DISTRIBUTION -- 0.1%
Grainger (W.W.), Inc.                                           300         17,250
                                                                      ------------

INDUSTRIAL - DIVERSIFIED -- 2.2%
3M Co.                                                        1,300        117,013
Cooper Industries
  Limited Cl. A                                                 600         35,646
Danaher Corp.                                                   500         25,925
Eaton Corp.                                                     300         19,422
Illinois Tool Works, Inc.                                       500         47,945
ITT Industries, Inc.                                            100          8,300
Textron, Inc.                                                   500         29,675
Tyco International Limited                                    3,300   $    109,362
                                                                      ------------
                                                                           393,288
                                                                      ------------

INFORMATION RETRIEVAL SERVICES -- 0.4%
Yahoo!, Inc.*                                                 2,200         79,926
                                                                      ------------

INSURANCE -- 6.1%
ACE Limited                                                   1,000         42,280
Aetna, Inc.                                                     500         42,500
AFLAC, Inc.                                                     800         32,648
Allstate Corp.                                                2,600        121,030
Ambac Financial
  Group, Inc.                                                   200         14,688
American International
  Group, Inc.                                                 3,400        242,352
Anthem, Inc.*                                                   200         17,912
Aon Corp.                                                       400         11,388
Chubb Corp.                                                     600         40,908
Cigna Corp.                                                     500         34,405
Cincinnati Financial Corp.                                      210          9,139
The Hartford Financial
  Services Group, Inc.                                        1,000         68,740
Jefferson-Pilot Corp.                                           200         10,160
Lincoln National Corp.                                          500         23,625
Loews Corp.                                                     600         35,976
Marsh & McLennan
  Companies, Inc.                                               500         22,690
MBIA, Inc.                                                      300         17,136
Metlife, Inc.                                                 1,200         43,020
Principal Financial
  Group, Inc.                                                   500         17,390
Progressive Corp.                                               300         25,590
Prudential Financial, Inc.                                      900         41,823
Safeco Corp.                                                    700         30,800
St. Paul
  Travelers Companies                                         2,530        102,566
Torchmark Corp.                                                 100          5,380
UnumProvident Corp.                                             500          7,950
XL Capital Limited Cl. A                                        400         30,184
                                                                      ------------
                                                                         1,092,280
                                                                      ------------

LODGING -- 0.3%
Hilton Hotels Corp.                                             900         16,794
Marriott International,
  Inc. Cl. A                                                    400         19,952
Starwood Hotels & Resorts
  Worldwide, Inc.                                               400         17,940
                                                                      ------------
                                                                            54,686
                                                                      ------------

MACHINERY & COMPONENTS -- 1.1%
Baker Hughes, Inc.                                              800         30,120
Caterpillar, Inc.                                               600         47,664
Cummins, Inc.                                                   600         37,500
Deere & Co.                                                     400         28,056
Dover Corp.                                                     300         12,630

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF        MARKET
                                                          SHARES         VALUE
                                                       ------------   ------------
Ingersoll-Rand Co. Cl. A                                        300   $     20,493
Pall Corp.                                                      200          5,238
Parker-Hannifin Corp.                                           200         11,892
                                                                      ------------
                                                                           193,593
                                                                      ------------

MANUFACTURING -- 0.4%
American Standard
  Companies, Inc.*                                              300         12,093
Applied Materials, Inc.*                                      2,800         54,936
Avery Dennison Corp.                                            100          6,401
Millipore Corp.*                                                100          5,637
                                                                      ------------
                                                                            79,067
                                                                      ------------

MEDICAL SUPPLIES -- 1.9%
Agilent Technologies, Inc.*                                   1,000         29,280
Applied Biosystems
  Group-Applera Corp.                                           300          6,525
Bard (C.R.), Inc.                                               200         11,330
Bausch & Lomb, Inc.                                             300         19,521
Baxter International, Inc.                                      600         20,706
Becton, Dickinson & Co.                                         400         20,720
Biomet, Inc.                                                    100          4,444
Guidant Corp.                                                   100          5,588
Medtronic, Inc.                                               1,400         68,208
Stryker Corp.                                                 1,600         88,000
Tektronix, Inc.                                               1,000         34,020
Thermo Electron Corp.*                                          200          6,148
Waters Corp.*                                                   200          9,556
Zimmer Holdings, Inc.*                                          100          8,820
                                                                      ------------
                                                                           332,866
                                                                      ------------

METALS & MINING -- 0.7%
Alcoa, Inc.                                                   1,400         46,242
Crane Co.                                                       100          3,139
Newmont Mining Corp.                                            100          3,876
Nucor Corp.                                                     500         38,380
Phelps Dodge Corp.*                                             300         23,253
United States Steel Corp.                                       200          7,024
                                                                      ------------
                                                                           121,914
                                                                      ------------

PHARMACEUTICALS -- 8.5%
Abbott Laboratories                                           1,400         57,064
AmerisourceBergen Corp.                                         300         17,934
Amgen, Inc.*                                                  2,200        120,054
Bristol-Myers Squibb Co.                                      3,300         80,850
Cardinal Health, Inc.                                           200         14,010
Eli Lilly & Co.                                               1,300         90,883
Hospira, Inc.*                                                  200          5,520
Johnson & Johnson                                             5,200        289,640
King
  Pharmaceuticals, Inc.*                                        500          5,725
McKesson Corp.                                                  500         17,165
Medco Health
  Solutions, Inc.*                                              500         18,750
Medimmune, Inc.*                                                200          4,680
Merck & Co., Inc.                                             5,000   $    237,500
Mylan Laboratories, Inc.                                        400          8,100
Pfizer, Inc.                                                 13,300        455,924
Schering-Plough Corp.                                           300          5,544
Sigma-Aldrich Corp.                                             100          5,961
Watson
  Pharmaceutical, Inc.*                                         200          5,380
Wyeth                                                         2,300         83,168
                                                                      ------------
                                                                         1,523,852
                                                                      ------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                                               600         16,188
                                                                      ------------

PREPACKAGED SOFTWARE -- 4.3%
Adobe Systems, Inc.                                             700         32,550
BMC Software, Inc.*                                             500          9,250
Citrix Systems, Inc.*                                           300          6,108
Compuware Corp.*                                                700          4,620
Intuit, Inc.*                                                   300         11,574
Microsoft Corp.                                              18,100        516,936
Novell, Inc.*                                                   500          4,195
Oracle Corp.*                                                 8,600        102,598
Peoplesoft, Inc.*                                               600         11,100
Siebel Systems, Inc.*                                           600          6,408
Symantec Corp.*                                                 900         39,402
Veritas Software Corp.*                                         700         19,390
                                                                      ------------
                                                                           764,131
                                                                      ------------

REAL ESTATE -- 0.1%
Equity Office
  Properties Trust                                              700         19,040
Equity Residential                                              100          2,973
                                                                      ------------
                                                                            22,013
                                                                      ------------

RESTAURANTS -- 0.5%
Darden Restaurants, Inc.                                        300          6,165
McDonald's Corp.                                              2,200         57,200
Wendy's International, Inc.                                     300         10,452
Yum! Brands, Inc.*                                              500         18,610
                                                                      ------------
                                                                            92,427
                                                                      ------------

RETAIL -- 5.6%
AutoZone, Inc.*                                                 300         24,030
Bed Bath & Beyond, Inc.*                                        500         19,225
Best Buy Co., Inc.                                            1,000         50,740
Big Lots, Inc.*                                                 200          2,892
Costco Wholesale Corp.                                          800         32,856
CVS Corp.                                                       600         25,212
Dollar General Corp.                                            500          9,780
Federated Department
  Stores, Inc.                                                  400         19,640
The Home Depot, Inc.                                          3,800        133,760
J.C. Penney Company, Inc.                                       600         22,656
Lowe's Companies, Inc.                                        1,300         68,315
The May Department
  Stores Co.                                                    600   $     16,494
Office Depot, Inc.*                                             800         14,328
RadioShack Corp.                                              1,000         28,630
Sears, Roebuck and Co.                                          800         30,208
Staples, Inc.                                                   800         23,448
Target Corp.                                                  1,500         63,705
TJX Companies, Inc.                                           1,200         28,968
Toys R Us, Inc.*                                                300          4,794
Wal-Mart Stores, Inc.                                         7,300        385,148
                                                                      ------------
                                                                         1,004,829
                                                                      ------------

RETAIL - GROCERY -- 0.0%
Albertson's, Inc.                                               300          7,962
                                                                      ------------

TELEPHONE UTILITIES -- 1.9%
Alltel Corp.                                                    100          5,062
AT&T Corp.                                                    1,400         20,482
BellSouth Corp.                                               3,000         78,660
CenturyTel, Inc.                                                200          6,008
Qwest Communications
  International, Inc.*                                        2,900         10,411
Sprint Corp. (FON Group)                                      2,350         41,360
Verizon
  Communications, Inc.                                        4,700        170,093
                                                                      ------------
                                                                           332,076
                                                                      ------------

TOBACCO -- 1.2%
Altria Group, Inc.                                            3,600        180,180
Reynolds (R.J.) Tobacco
  Holdings, Inc.                                                500         33,795
UST, Inc.                                                       200          7,200
                                                                      ------------
                                                                           221,175
                                                                      ------------

TOYS, GAMES -- 0.1%
Hasbro, Inc.                                                    300          5,700
Mattel, Inc.                                                    200          3,650
                                                                      ------------
                                                                             9,350
                                                                      ------------

TRANSPORTATION -- 1.9%
Burlington Northern Santa
  Fe Corp.                                                      900         31,563
Carnival Corp.                                                1,100         51,700
CSX Corp.                                                       300          9,831
FedEx Corp.                                                     500         40,845
Norfolk Southern Corp.                                        1,400         37,128
Union Pacific Corp.                                             300         17,835
United Parcel Service,
  Inc. Cl. B                                                  1,900        142,823
                                                                      ------------
                                                                           331,725
                                                                      ------------

TRAVEL -- 0.0%
Sabre Holdings Corp.                                            300          8,313
                                                                      ------------

TOTAL EQUITIES
(COST $16,488,322)                                                      17,846,513
                                                                      ------------

    The accompanying notes are an integral part of the financial statements.

                                                         PRINCIPAL       MARKET
                                                          AMOUNT         VALUE
                                                       ------------   ------------
SHORT-TERM INVESTMENTS -- 0.5%

REPURCHASE AGREEMENT
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                                    $     86,876   $     86,876
                                                                      ------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                         86,876
                                                                      ------------

TOTAL INVESTMENTS -- 100.0%
(COST $16,575,198)**                                                    17,933,389

OTHER ASSETS/
(LIABILITIES) -- 0.0%                                                        4,651
                                                                      ------------

NET ASSETS -- 100.0%                                                  $ 17,938,040
                                                                      ============

NOTES TO PORTFOLIO OF INVESTMENTS
 *    Non-income producing security.
 **   Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $86,877. Collaterized by U.S. Government Agency obligation with a rate of 4.50%, maturity date of 09/25/2023 and an aggregate market value, including accrued interest, of $91,219.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MML GROWTH EQUITY FUND - PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

                                                        NUMBER OF        MARKET
                                                          SHARES         VALUE
                                                       ------------   ------------
EQUITIES -- 98.1%

ADVERTISING -- 0.1%
Catalina Marketing Corp.*                                     1,000   $     18,290
                                                                      ------------

AEROSPACE & DEFENSE -- 1.8%
Boeing Co.                                                    6,600        337,194
United Defense
  Industries, Inc.*                                             600         21,000
United Technologies Corp.                                       600         54,888
                                                                      ------------
                                                                           413,082
                                                                      ------------

APPAREL, TEXTILES & SHOES -- 3.2%
Abercrombie & Fitch
  Co. Cl. A+                                                  1,900         73,625
Chico's FAS, Inc.*+                                           1,100         49,676
Claire's Stores, Inc.                                         1,700         36,890
Coach, Inc.*                                                  1,800         81,342
Columbia Sportswear Co.*                                        500         27,310
The Gap, Inc.                                                 2,800         67,900
Nike, Inc. Cl. B                                              1,400        106,050
Nordstrom, Inc.                                               1,800         76,698
Pacific Sunwear of
  California, Inc.*+                                          1,100         21,527
Ross Stores, Inc.                                             4,300        115,068
Unifi, Inc.*                                                    300            879
Urban Outfitters, Inc.*                                       1,100         67,001
                                                                      ------------
                                                                           723,966
                                                                      ------------

AUTOMOTIVE & PARTS -- 1.9%
Harley-Davidson, Inc.                                         5,200        322,088
Oshkosh Truck Corp.                                             900         51,579
SPX Corp.                                                     1,100         51,084
                                                                      ------------
                                                                           424,751
                                                                      ------------

BANKING, SAVINGS & LOANS -- 3.0%
Capital One Financial Corp.                                     600         41,028
Fannie Mae                                                    7,800        556,608
Freddie Mac                                                   1,400         88,620
                                                                      ------------
                                                                           686,256
                                                                      ------------
BEVERAGES -- 0.7%
The Coca-Cola Co.                                               700         35,336
Coca-Cola Enterprises, Inc.                                   2,400         69,576
The Pepsi Bottling
  Group, Inc.                                                   500         15,290
PepsiCo, Inc.                                                   800         43,104
                                                                      ------------
                                                                           163,306
                                                                      ------------

BROADCASTING, PUBLISHING & PRINTING -- 0.0%
Media General, Inc. Cl. A                                        10            642
                                                                      ------------

CHEMICALS -- 0.2%
Dow Chemical Co.                                              1,400         56,980
                                                                      ------------

COMMERCIAL SERVICES -- 2.8%
Apollo Group, Inc. Cl. A*+                                      500   $     44,145
Career Education Corp.*                                         300         13,668
Cendant Corp.                                                 5,000        122,400
Convergys Corp.*                                              1,700         26,180
Donnelley (R.R.) &
  Sons Co.                                                    2,600         85,852
eBay, Inc.*                                                     600         55,170
Fastenal Co.                                                  1,800        102,294
ITT Educational
  Services, Inc.*                                             1,100         41,822
Jacobs Engineering
  Group, Inc.*                                                  700         27,566
Pharmaceutical Product
  Development, Inc.*                                             10            318
Regis Corp.                                                     800         35,672
Rent-A-Center, Inc.*                                          2,000         59,860
Robert Half
  International, Inc.                                         1,200         35,724
                                                                      ------------
                                                                           650,671
                                                                      ------------

COMMUNICATIONS -- 3.8%
Harris Corp.                                                    300         15,225
Juniper Networks, Inc.*                                       1,000         24,570
Plantronics, Inc.*                                            1,000         42,100
Qualcomm, Inc.                                               10,800        788,184
                                                                      ------------
                                                                           870,079
                                                                      ------------

COMMUNICATIONS EQUIPMENT -- 1.7%
Motorola, Inc.                                               21,800        397,850
                                                                      ------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.1%
Autodesk, Inc.                                                2,900        124,149
National Instruments Corp.                                    1,500         45,975
Teradyne, Inc.*+                                              3,400         77,180
                                                                      ------------
                                                                           247,304
                                                                      ------------

COMPUTERS & INFORMATION -- 5.1%
CDW Corp.                                                     1,800        114,768
Cisco Systems, Inc.*                                          7,700        182,490
Dell, Inc.*                                                  18,600        666,252
Diebold, Inc.                                                   300         15,861
EMC Corp.*                                                    7,200         82,080
Lexmark
  International, Inc.*                                        1,000         96,530
                                                                      ------------
                                                                         1,157,981
                                                                      ------------

COSMETICS & PERSONAL CARE -- 5.2%
Avon Products, Inc.+                                          2,670        123,194
Estee Lauder Companies,
  Inc. Cl. A                                                    400         19,512
The Gillette Co.                                              5,500        233,200
Kimberly-Clark Corp.                                          5,100   $    335,988
The Procter & Gamble Co.                                      8,800        479,072
                                                                      ------------
                                                                         1,190,966
                                                                      ------------

DATA PROCESSING & PREPARATION -- 1.8%
Alliance Data
  Systems Corp.*                                                700         29,575
Factset Research
  Systems, Inc.                                                 400         18,908
First Data Corp.                                              7,600        338,352
Total System Services, Inc.                                   1,100         24,090
                                                                      ------------
                                                                           410,925
                                                                      ------------
ELECTRIC UTILITIES -- 0.1%
AES Corp.*                                                    1,900         18,867
Mirant Corp.*                                                   300            105
                                                                      ------------
                                                                            18,972
                                                                      ------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 11.5%
American Power
  Conversion Corp.                                               40            786
Analog Devices, Inc.                                            600         28,248
Arrow Electronics, Inc.*                                      1,100         29,502
Broadcom Corp. Cl. A*                                           600         28,062
Cypress
  Semiconductor Corp.*                                        1,000         14,190
Energizer Holdings, Inc.*                                       400         18,000
General Electric Co.                                          5,100        165,240
Gentex Corp.                                                    500         19,840
Intel Corp.                                                  50,700      1,399,320
Kla-Tencor Corp.*                                               400         19,752
Linear Technology Corp.                                       1,700         67,099
Maxim Integrated
  Products, Inc.                                              2,300        120,566
National
  Semiconductor Corp.*                                        7,000        153,930
Silicon Laboratories, Inc.*+                                    500         23,175
Texas Instruments, Inc.                                      21,400        517,452
Xilinx, Inc.                                                  1,100         36,641
                                                                      ------------
                                                                         2,641,803
                                                                      ------------
ENERGY -- 0.4%
Exxon Mobil Corp.                                             1,800         79,938
XTO Energy, Inc.                                                 30            894
                                                                      ------------
                                                                            80,832
                                                                      ------------

ENTERTAINMENT & LEISURE -- 0.4%
Callaway Golf Co.+                                              100          1,134
Harrah's
  Entertainment, Inc.                                         1,200         64,920
The Walt Disney Co.                                             700         17,843
                                                                      ------------
                                                                            83,897
                                                                      ------------

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF        MARKET
                                                          SHARES         VALUE
                                                       ------------   ------------
FINANCIAL SERVICES -- 1.4%
MBNA Corp.+                                                  12,100   $    312,059
                                                                      ------------

FOODS -- 2.6%
ConAgra Foods, Inc.                                             400         10,852
The J.M. Smucker Co.                                             30          1,377
The Kroger Co.*                                               5,300         96,460
Safeway, Inc.*                                                1,800         45,684
Sara Lee Corp.                                                4,200         96,558
Starbucks Corp.*                                              4,500        195,660
Sysco Corp.                                                   4,400        157,828
                                                                      ------------
                                                                           604,419
                                                                      ------------
HEALTHCARE -- 4.5%
Coventry Health Care, Inc.*                                   2,200        107,580
DaVita, Inc.*                                                   750         23,122
Health Management
  Associates, Inc. Cl. A                                      3,800         85,196
Health Net, Inc.*+                                            1,900         50,350
Lincare Holdings, Inc.*                                       2,200         72,292
Oxford Health Plans, Inc.                                     1,800         99,072
Patterson Dental Co.*+                                          200         15,298
Renal Care Group, Inc.*                                       1,700         56,321
Tenet Healthcare Corp.*                                       4,800         64,368
UnitedHealth Group, Inc.                                      6,300        392,175
Wellpoint Health
  Networks, Inc.*                                               500         56,005
                                                                      ------------
                                                                         1,021,779
                                                                      ------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 1.7%
D.R. Horton, Inc.                                               100          2,840
Fossil, Inc.*                                                   700         19,075
Harman International
  Industries                                                  1,800        163,800
Lennar Corp.                                                    300         13,416
Maytag Corp.                                                  1,100         26,961
Miller (Herman), Inc.                                         1,600         46,304
Mohawk Industries, Inc.*                                        900         65,997
NVR, Inc.*+                                                      25         12,105
Whirlpool Corp.+                                                600         41,160
                                                                      ------------
                                                                           391,658
                                                                      ------------

HOUSEHOLD PRODUCTS -- 0.5%
Black & Decker Corp.+                                           400         24,852
Fortune Brands, Inc.                                            700         52,801
Sherwin-Williams Co.                                            800         33,240
                                                                      ------------
                                                                           110,893
                                                                      ------------

INDUSTRIAL - DIVERSIFIED -- 2.3%
3M Co.                                                        2,200        198,022
Danaher Corp.                                                 1,600         82,960
Illinois Tool Works, Inc.                                     2,600        249,314
                                                                      ------------
                                                                           530,296
                                                                      ------------

INFORMATION RETRIEVAL SERVICES -- 0.1%
Yahoo!, Inc.*                                                   900   $     32,697
                                                                      ------------

INSURANCE -- 4.0%
21st Century
  Insurance Group                                               500          6,470
Aetna, Inc.                                                   1,300        110,500
AFLAC, Inc.                                                     900         36,729
Ambac Financial
Group, Inc.                                                     700         51,408
American International
  Group, Inc.                                                 8,300        591,624
Anthem, Inc.*                                                   300         26,868
Marsh & McLennan
  Companies, Inc.+                                            1,000         45,380
Progressive Corp.                                               600         51,180
                                                                      ------------
                                                                           920,159
                                                                      ------------

LODGING -- 0.2%
Mandalay Resort Group                                           800         54,912
                                                                      ------------

MACHINERY & COMPONENTS -- 0.4%
Caterpillar, Inc.                                             1,200         95,328
Dover Corp.                                                     100          4,210
                                                                      ------------
                                                                            99,538
                                                                      ------------
MANUFACTURING -- 1.2%
American Standard
  Companies, Inc.*                                            6,000        241,860
Applied Materials, Inc.*                                      1,600         31,392
                                                                      ------------
                                                                           273,252
                                                                      ------------

MEDICAL SUPPLIES -- 3.2%
Agilent Technologies, Inc.*                                     800         23,424
Bard (C.R.), Inc.                                             1,820        103,103
Bausch & Lomb, Inc.                                           1,000         65,070
Biomet, Inc.                                                  1,700         75,548
Boston Scientific Corp.*                                        800         34,240
Cooper Cos., Inc.                                               200         12,634
Cytyc Corp.*+                                                   200          5,074
Guidant Corp.                                                 4,800        268,224
Stryker Corp.                                                   600         33,000
Varian Medical
  Systems, Inc.*                                                400         31,740
Waters Corp.*                                                   600         28,668
Zimmer Holdings, Inc.*                                          600         52,920
                                                                      ------------
                                                                           733,645
                                                                      ------------

METALS & MINING -- 0.3%
Phelps Dodge Corp.*                                             800         62,008
                                                                      ------------

MISCELLANEOUS -- 0.0%
Handleman Co.                                                    10            231
                                                                      ------------

PHARMACEUTICALS -- 15.2%
AmerisourceBergen Corp.                                       2,100        125,538
Andrx Corp.*                                                  1,200   $     33,516
Cardinal Health, Inc.+                                        7,300        511,365
Eon Labs, Inc.*                                                 400         16,372
Forest Laboratories, Inc.*                                    1,200         67,956
Genentech, Inc.*                                              1,600         89,920
Henry Schein, Inc.*                                             800         50,512
IVAX Corp.*                                                   1,000         23,990
Johnson & Johnson                                             5,700        317,490
King
  Pharmaceuticals, Inc.*                                      1,600         18,320
Medco Health
  Solutions, Inc.*                                              200          7,500
Merck & Co., Inc.                                            24,500      1,163,750
NBTY, Inc.*                                                     400         11,750
Pfizer, Inc.                                                 26,300        901,564
Schering-Plough Corp.                                         6,400        118,272
Valeant Pharmaceuticals
  International+                                              1,000         20,000
                                                                      ------------
                                                                         3,477,815
                                                                      ------------

PREPACKAGED SOFTWARE -- 2.9%
Adobe Systems, Inc.                                             700         32,550
Microsoft Corp.                                              13,300        379,848
Oracle Corp.*                                                 5,200         62,036
Renaissance
  Learning, Inc.+                                               500         11,210
Symantec Corp.*                                               3,300        144,474
Veritas Software Corp.*                                       1,100         30,470
                                                                      ------------
                                                                           660,588
                                                                      ------------

RESTAURANTS -- 1.3%
Applebee's
  International, Inc.                                         3,150         72,513
The Cheesecake Factory*                                         600         23,874
Outback Steakhouse, Inc.                                      2,300         95,128
Sonic Corp.*                                                    500         11,375
Wendy's International, Inc.                                   1,400         48,776
Yum! Brands, Inc.*                                            1,000         37,220
                                                                      ------------
                                                                           288,886
                                                                      ------------

RETAIL -- 9.6%
Advance Auto Parts Corp.*                                     1,800         79,524
Bed Bath & Beyond, Inc.*                                      4,600        176,870
Best Buy Co., Inc.                                              700         35,518
Blair Corp.                                                     100          2,890
Dollar General Corp.                                          3,500         68,460
Dollar Tree Stores, Inc.*                                     2,200         60,346
The Home Depot, Inc.                                         31,200      1,098,240
Lowe's Companies, Inc.                                        3,100        162,905
MSC Industrial Direct
  Co. Cl. A                                                   1,300         42,692
O'Reilly Automotive, Inc.*                                      800         36,160
Pier 1 Imports, Inc.                                          2,200         38,918
RadioShack Corp.                                                200          5,726

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF        MARKET
                                                          SHARES         VALUE
                                                       ------------   ------------
Staples, Inc.                                                   400   $     11,724
Target Corp.                                                  3,000        127,410
TJX Companies, Inc.                                           5,700        137,598
Walgreen Co.                                                    800         28,968
Wal-Mart Stores, Inc.                                         1,400         73,864
                                                                      ------------
                                                                         2,187,813
                                                                      ------------

RETAIL - GROCERY -- 0.2%
Weis Markets, Inc.                                              300         10,515
Whole Foods Market, Inc.                                        400         38,180
                                                                      ------------
                                                                            48,695
                                                                      ------------

TOBACCO -- 1.5%
Altria Group, Inc.                                            6,700        335,335
                                                                      ------------

TRANSPORTATION -- 0.2%
J.B. Hunt Transport
  Services, Inc.                                              1,100         42,438
                                                                      ------------

TOTAL EQUITIES
(COST $21,903,983)                                                      22,427,669
                                                                      ------------

RIGHTS -- 0.0%
COMPUTERS & INFORMATION
Seagate Technology*++                                        11,100              -
                                                                      ------------

TOTAL RIGHTS
(COST $0)                                                                        -
                                                                      ------------

TOTAL LONG TERM INVESTMENTS
(COST $21,903,983)                                                      22,427,669
                                                                      ------------

                                                         PRINCIPAL
                                                          AMOUNT
                                                       ------------
SHORT-TERM INVESTMENTS -- 8.9%

CASH EQUIVALENTS -- 6.5%**
American AAdvantage
  Select Money
  Market Fund                                                40,321         40,321
Bank of America
  Bank Note
  1.500% 07/21/2004                                    $     55,442         55,442
Bank of America
  Eurodollar Time Deposit
  1.080% 07/19/2004                                          50,401         50,401
Bank of America
  Eurodollar Time Deposit
  1.100% 07/07/2004                                          13,104         13,104
Bank of Montreal
  Eurodollar Time Deposit
  1.200% 07/23/2004                                          42,164         42,164
Bank of the West
  Eurodollar Time Deposit
  1.280% 07/28/2004                                          40,321         40,321

                                                         PRINCIPAL       MARKET
                                                          AMOUNT         VALUE
                                                       ------------   ------------
BGIF Prime Money
  Market Fund                                                77,618   $     77,618
BNP Paribas
  Eurodollar Time Deposit
  1.080% 07/29/2004                                    $     25,201         25,201
Branch Banker & Trust
  Eurodollar Time Deposit
  1.080% 07/14/2004                                           5,040          5,040
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                                         100,802        100,802
Caylon
  Eurodollar Time Deposit
  1.040% 07/06/2004                                          80,642         80,642
Caylon
  Eurodollar Time Deposit
  1.170% 08/04/2004                                          40,321         40,321
Caylon
  Eurodollar Time Deposit
  1.340% 08/24/2004                                          36,743         36,743
Fannie Mae Discount Note
  0.960% 07/01/2004                                          30,241         30,241
Fannie Mae Discount Note
  1.131% 07/14/2004                                          15,120         15,120
Federal Home Loan Bank
  Discount Note
  0.970% 07/02/2004                                          15,120         15,120
Federal Home Loan Bank
  Discount Note
  0.990% 07/01/2004                                          15,120         15,120
Fortis Bank
  Eurodollar Time Deposit
  1.090% 07/08/2004                                          70,562         70,562
Fortis Bank
  Eurodollar Time Deposit
  1.190% 07/14/2004                                          20,160         20,160
Fortis Bank
  Eurodollar Time Deposit
  1.290% 09/03/2004                                          15,120         15,120
General Electric
  Capital Corp.
  1.201% 07/19/2004                                          25,201         25,201
General Electric
  Capital Corp.
  1.211% 07/21/2004                                          25,230         25,230
General Electric
  Capital Corp.
  1.211% 07/22/2004                                          15,070         15,070
General Electric
  Capital Corp.
  1.221% 07/23/2004                                           4,989          4,989
General Electric
  Capital Corp.
  1.231% 07/26/2004                                          25,145         25,145
Goldman Sachs Financial
  Square Prime Obligations
  Money Market Fund                                          25,201   $     25,201
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/14/2004                                    $     30,241         30,241
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  1.300% 09/03/2004                                          15,120         15,120
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2004                                          80,642         80,642
Merrill Lynch
  Premier Institutional
  Money Market Fund                                          36,431         36,431
Merrimac Cash Fund,
  Premium Class                                             161,283        161,283
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                          52,417         52,417
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 07/08/2004                                          15,120         15,120
Royal Bank of Canada
  Eurodollar Time Deposit
  1.100% 07/02/2004                                          50,401         50,401
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/07/2004                                          50,401         50,401
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/15/2004                                          25,201         25,201
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.150% 08/10/2004                                          15,120         15,120
Wells Fargo
  Eurodollar Time Deposit
  1.190% 07/14/2004                                          25,201         25,201
Wells Fargo
  Eurodollar Time Deposit
  1.250% 07/23/2004                                          30,238         30,238
                                                                      ------------
                                                                         1,498,215
                                                                      ------------

REPURCHASE AGREEMENT -- 2.4%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                                         551,938        551,938
                                                                      ------------

    The accompanying notes are an integral part of the financial statements.

                                                                         MARKET
                                                                         VALUE
                                                                      ------------
TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   $  2,050,153
                                                                      ------------

TOTAL INVESTMENTS -- 107.0%
(COST $23,954,136)***                                                   24,477,822

OTHER ASSETS/
(LIABILITIES) -- (7.0%)                                                 (1,610,100)
                                                                      ------------

NET ASSETS -- 100.0%                                                  $ 22,867,722
                                                                      ============

NOTES TO PORTFOLIO OF INVESTMENTS
 *    Non-income producing security.
 **   Represents investments of security lending collateral. (NOTE 2).
 ***  Aggregate cost for Federal tax purposes. (NOTE 7).
 +    Denotes all or a portion of security on loan.
 ++ This security is valued in good faith under procedures established by the board of directors.
 (a) Maturity value of $551,949. Collateralized by U.S. Government Agency Obligation with a rate of 3.950%, maturity date of 02/25/2029, and an aggregate market value, including accrued interest, of $579,535.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MML OTC 100 FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                                        NUMBER OF        MARKET
                                                          SHARES         VALUE
                                                       ------------   ------------
EQUITIES -- 99.2%

ADVERTISING -- 0.3%
Lamar Advertising Co.*                                          796   $     34,507
                                                                      ------------

AIR TRANSPORTATION -- 0.2%
Ryanair Holdings PLC
  Sponsored
  ADR (Ireland)*                                                572         18,750
                                                                      ------------

APPAREL, TEXTILES & SHOES -- 0.3%
Ross Stores, Inc.                                             1,390         37,196
                                                                      ------------

AUTOMOTIVE & PARTS -- 0.9%
Paccar, Inc.                                                  1,853        107,456
                                                                      ------------

BROADCASTING, PUBLISHING & PRINTING -- 3.9%
Comcast Corp. Cl. A*                                          8,961        251,177
InterActive Corp.*                                            6,850        206,459
                                                                      ------------
                                                                           457,636
                                                                      ------------

COMMERCIAL SERVICES -- 7.3%
Apollo Group, Inc. Cl. A*                                     1,682        148,504
Career Education Corp.*                                         970         44,193
Cintas Corp.                                                  1,935         92,241
eBay, Inc.*                                                   4,619        424,717
Fastenal Co.                                                    683         38,815
Paychex, Inc.                                                 3,376        114,379
                                                                      ------------
                                                                           862,849
                                                                      ------------

COMMUNICATIONS -- 12.1%
EchoStar Communications
  Corp. Cl. A*                                                2,297         70,633
Juniper Networks, Inc.*                                       3,282         80,639
Network Appliance, Inc.*                                      3,424         73,719
Nextel Communications,
  Inc. Cl. A*                                                13,034        347,486
PanAmSat Corp.*                                               1,908         44,304
Qualcomm, Inc.                                                9,207        671,927
Research In Motion
  Limited*                                                    1,742        119,222
Tellabs, Inc.*                                                2,234         19,525
                                                                      ------------
                                                                         1,427,455
                                                                      ------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.8%
Sun Microsystems, Inc.*                                      13,632         59,163
Synopsys, Inc.*                                               1,349         38,352
                                                                      ------------
                                                                            97,515
                                                                      ------------

COMPUTER PROGRAMMING SERVICES -- 0.8%
Mercury Interactive Corp.*                                      925         46,093
VeriSign, Inc.*                                               2,203         43,840
                                                                      ------------
                                                                            89,933
                                                                      ------------

COMPUTERS & INFORMATION -- 9.6%
Apple Computer, Inc.*                                         4,994   $    162,505
CDW Corp.                                                       819         52,219
Cisco Systems, Inc.*                                         22,760        539,412
Comverse
  Technology, Inc.*                                           1,914         38,165
Dell, Inc.*                                                   8,750        313,425
Sandisk Corp.*                                                1,396         30,279
                                                                      ------------
                                                                         1,136,005
                                                                      ------------

CONTAINERS -- 0.4%
Smurfit-Stone
  Container Corp.                                             2,334         46,563
                                                                      ------------

DATA PROCESSING & PREPARATION -- 0.8%
Fiserv, Inc.*                                                 2,298         89,369
                                                                      ------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 17.4%
Altera Corp.*                                                 4,961        110,233
American Power
  Conversion Corp.                                            1,896         37,256
ATI Technologies, Inc.*                                       2,271         42,831
Broadcom Corp. Cl. A*                                         2,175        101,725
Flextronics International
  Limited*                                                    5,409         86,274
Garmin Limited                                                  946         35,040
Gentex Corp.                                                    758         30,077
Intel Corp.                                                  21,340        588,984
Intersil Corp. Cl. A                                          1,333         28,873
JDS Uniphase Corp.*                                          15,407         58,392
Kla-Tencor Corp.*                                             2,244        110,809
Linear Technology Corp.                                       3,897        153,815
Marvell Technology Group
  Limited*                                                    2,388         63,760
Maxim Integrated
  Products, Inc.                                              4,254        222,995
Microchip Technology, Inc.                                    1,620         51,095
Molex, Inc.                                                     930         29,834
Novellus Systems, Inc.*                                       1,420         44,645
Nvidia Corp.*                                                 1,690         34,645
Qlogic Corp.*                                                   896         23,825
Sanmina-SCI Corp.*                                            5,239         47,675
Xilinx, Inc.                                                  4,339        144,532
                                                                      ------------
                                                                         2,047,315
                                                                      ------------

ENERGY -- 0.2%
Patterson-UTI Energy, Inc.                                      811         27,095
                                                                      ------------

FOODS -- 1.9%
Starbucks Corp.*                                              5,195        225,879
                                                                      ------------

HEALTHCARE -- 1.2%
Express Scripts, Inc.*                                          655         51,896
First Health Group Corp.*                                       896         13,987
Lincare Holdings, Inc.*                                         903   $     29,673
Patterson Dental Co.*                                           618         47,271
                                                                      ------------
                                                                           142,827
                                                                      ------------

INFORMATION RETRIEVAL SERVICES -- 1.9%
Yahoo!, Inc.*                                                 6,104        221,758
                                                                      ------------

INTERNET CONTENT -- 0.2%
BEA Systems, Inc.*                                            3,557         29,239
                                                                      ------------

MANUFACTURING -- 1.7%
Applied Materials, Inc.*                                      8,214        161,159
Lam Research Corp.*                                           1,304         34,947
                                                                      ------------
                                                                           196,106
                                                                      ------------

MEDICAL SUPPLIES -- 1.5%
Biomet, Inc.                                                  3,228        143,452
Dentsply International, Inc.                                    728         37,929
                                                                      ------------
                                                                           181,381
                                                                      ------------

MISCELLANEOUS -- 0.9%
Nasdaq-100 Index
  Tracking Stock                                              2,860        107,965
                                                                      ------------

PHARMACEUTICALS -- 10.7%
Amgen, Inc.*                                                  5,585        304,773
Biogen Idec, Inc.*                                            3,480        220,110
Cephalon, Inc.*                                                 484         26,136
Chiron Corp.*                                                 2,490        111,154
Genzyme Corp.*                                                2,676        126,655
Gilead Sciences, Inc.*                                        1,989        133,263
Henry Schein, Inc.*                                             386         24,372
Invitrogen Corp.*                                               464         33,403
Medimmune, Inc.*                                              2,508         58,687
Millennium
  Pharmaceuticals, Inc.*                                      3,149         43,456
Sigma-Aldrich Corp.                                             626         37,316
Teva Pharmaceutical
  Sponsored ADR (Israel)                                      2,113        142,184
                                                                      ------------
                                                                         1,261,509
                                                                      ------------

PREPACKAGED SOFTWARE -- 18.2%
Adobe Systems, Inc.                                           2,205        102,532
Check Point Software
  Technologies Limited*                                       2,397         64,695
Citrix Systems, Inc.*                                         1,905         38,786
Compuware Corp.*                                              2,244         14,810
Electronic Arts, Inc.*                                        2,875        156,831
Intuit, Inc.*                                                 2,337         90,161
Microsoft Corp.                                              35,004        999,714
Oracle Corp.*                                                20,409        243,479
Peoplesoft, Inc.*                                             4,858         89,873
Pixar, Inc.*                                                    533         37,049

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF        MARKET
                                                          SHARES         VALUE
                                                       ------------   ------------
Siebel Systems, Inc.*                                         5,547   $     59,242
Symantec Corp.*                                               3,066        134,229
Veritas Software Corp.*                                       4,118        114,069
                                                                      ------------
                                                                         2,145,470
                                                                      ------------

RETAIL -- 3.4%
Bed Bath & Beyond, Inc.*                                      3,807        146,379
Costco Wholesale Corp.                                        2,278         93,557
Dollar Tree Stores, Inc.*                                     1,030         28,253
Petsmart, Inc.                                                1,347         43,710
Staples, Inc.                                                 3,148         92,268
                                                                      ------------
                                                                           404,167
                                                                      ------------

RETAIL - GROCERY -- 0.5%
Whole Foods Market, Inc.                                        571         54,502
                                                                      ------------

RETAIL - INTERNET -- 1.2%
Amazon.com, Inc.*                                             2,534        137,850
                                                                      ------------

TELEPHONE UTILITIES -- 0.2%
Level 3
  Communications, Inc.*                                       6,320         22,436
                                                                      ------------

TRANSPORTATION -- 0.7%
Expeditors International of
  Washington, Inc.                                              974         48,125
Robinson (C.H.)
  Worldwide, Inc.                                               796         36,489
                                                                      ------------
                                                                            84,614
                                                                      ------------

TOTAL EQUITIES
(COST $9,827,848)                                                       11,695,347
                                                                      ------------

                                                         PRINCIPAL       MARKET
                                                          AMOUNT         VALUE
                                                       ------------   ------------
SHORT-TERM INVESTMENTS -- 0.8%

REPURCHASE AGREEMENT -- 0.3%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                                    $     38,600   $     38,600
                                                                      ------------

U.S. TREASURY BILLS -- 0.5%
U.S. Treasury Bill**
  0.950% 07/22/2004                                          60,000         59,967
                                                                      ------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                         98,567
                                                                      ------------

TOTAL INVESTMENTS -- 100.0%
(COST $9,926,415)***                                                    11,793,914

OTHER ASSETS/
(LIABILITIES) -- (0.0%)                                                     (4,399)
                                                                      ------------

NET ASSETS -- 100.0%                                                  $ 11,789,515
                                                                      ============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *    Non-income producing security.
 **   This security is held as collateral for open futures contracts. (NOTE 2).
 ***  Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $38,601. Collateralized by a U.S. Government Agency obligation with a rate of 4.625%, maturity date of 09/25/2015 and an aggregate market value, including accrued interest, of $40,530.

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP EQUITY FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                                        NUMBER OF        MARKET
                                                          SHARES         VALUE
                                                       ------------   ------------
EQUITIES -- 92.8%

AIR TRANSPORTATION -- 1.0%
SkyWest, Inc.+                                               52,300   $    910,543
                                                                      ------------

BANKING, SAVINGS & LOANS -- 7.6%
First Republic Bank                                          40,500      1,744,740
First State Bancorp.                                         11,300        347,136
Hanmi Financial Corp.                                        34,800      1,026,600
Pacific Capital Bancorp                                      65,154      1,832,782
Webster Financial Corp.                                      43,580      2,049,132
                                                                      ------------
                                                                         7,000,390
                                                                      ------------

BROADCASTING, PUBLISHING & PRINTING -- 2.7%
Gray Television, Inc.                                        96,800      1,344,552
Lin TV Corp. Cl. A*                                          54,600      1,157,520
                                                                      ------------
                                                                         2,502,072
                                                                      ------------

CHEMICALS -- 2.4%
MacDermid, Inc.                                              32,200      1,089,970
Spartech Corp.                                               43,300      1,123,202
                                                                      ------------
                                                                         2,213,172
                                                                      ------------

COMMERCIAL SERVICES -- 5.6%
ADVO, Inc.                                                   52,000      1,711,840
Arbitron, Inc.*                                              52,400      1,913,648
G&K Services, Inc. Cl. A                                     36,400      1,462,916
                                                                      ------------
                                                                         5,088,404
                                                                      ------------

COMMUNICATIONS -- 0.8%
Inet Technologies, Inc.*                                     58,500        729,495
                                                                      ------------

COMPUTER RELATED SERVICES -- 1.4%
eSpeed, Inc. Cl. A*                                          70,000      1,235,500
                                                                      ------------

COSMETICS & PERSONAL CARE -- 0.8%
Revlon, Inc. Cl. A*                                         262,700        774,965
                                                                      ------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 10.5%
Baldor Electric Co.                                          47,100      1,099,785
Cognex Corp.                                                 61,000      2,347,280
Micrel, Inc.*                                               118,400      1,438,560
Mykrolis Corp.*                                              79,500      1,384,890
Technitrol, Inc.*                                            48,700      1,066,530
Teleflex, Inc.                                               44,400      2,226,660
                                                                      ------------
                                                                         9,563,705
                                                                      ------------

ENERGY -- 8.0%
Rowan Companies, Inc.*                                       67,300      1,637,409
St. Mary Land &
  Exploration Co.                                            44,200      1,575,730
Tidewater, Inc.+                                             24,900        742,020
Unit Corp.*                                                  62,700      1,971,915
W-H Energy Services, Inc.*                                   72,800      1,426,880
                                                                      ------------
                                                                         7,353,954
                                                                      ------------

FINANCIAL SERVICES -- 9.1%
Chittenden Corp.                                             56,300   $  1,978,945
Eaton Vance Corp.                                            56,900      2,174,149
Fidelity Bankshares, Inc.                                    38,400      1,361,280
Jefferies Group, Inc.                                        63,400      1,960,328
Piper Jaffray Cos.*                                          18,400        832,232
                                                                      ------------
                                                                         8,306,934
                                                                      ------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 2.1%
Fossil, Inc.*                                                72,050      1,963,362
                                                                      ------------

HOUSEHOLD PRODUCTS -- 1.2%
Trex Company, Inc.+*                                         28,400      1,072,100
                                                                      ------------

INDUSTRIAL - DIVERSIFIED -- 2.6%
Carlisle Companies, Inc.                                     38,700      2,409,075
                                                                      ------------

INSURANCE -- 6.5%
The Commerce Group, Inc.                                     43,900      2,167,343
HCC Insurance
  Holdings, Inc.                                             46,000      1,536,860
IPC Holdings Limited                                         35,400      1,307,322
Philadelphia Consolidated
  Holding Corp.*                                             15,800        949,106
                                                                      ------------
                                                                         5,960,631
                                                                      ------------

MACHINERY & COMPONENTS -- 14.0%
Actuant Corp. Cl. A+*                                        30,300      1,181,397
Global Power Equipment
  Group, Inc.*                                              174,500      1,399,490
Hardinge, Inc.                                               60,450        726,609
Helix Technology Corp.                                       85,700      1,827,981
IDEX Corp.                                                   52,600      1,806,810
Kaydon Corp.                                                 69,500      2,149,635
Regal-Beloit Corp.                                           44,900        999,474
Roper Industries, Inc.                                       47,300      2,691,370
                                                                      ------------
                                                                        12,782,766
                                                                      ------------

MEDICAL SUPPLIES -- 5.7%
Coherent, Inc.*                                              80,100      2,390,985
Dionex Corp.*                                                34,300      1,892,331
Mine Safety Appliances Co.                                   26,400        889,680
                                                                      ------------
                                                                         5,172,996
                                                                      ------------

PHARMACEUTICALS -- 1.9%
Taro Pharmaceutical
  Industries Limited+*                                       15,900        691,650
Valeant Pharmaceuticals
  International+                                             53,400      1,068,000
                                                                      ------------
                                                                         1,759,650
                                                                      ------------

PREPACKAGED SOFTWARE -- 1.2%
Dendrite International, Inc.*                                56,800      1,055,344
                                                                      ------------

RESTAURANTS -- 1.0%
RARE Hospitality
  International, Inc.*                                       37,200   $    926,280
                                                                      ------------

RETAIL -- 1.4%
Cabela's, Inc. Cl. A*                                           900         24,255
Coldwater Creek, Inc.*                                       48,600      1,286,442
                                                                      ------------
                                                                         1,310,697
                                                                      ------------

TRANSPORTATION -- 5.3%
Heartland Express, Inc.                                      67,710      1,852,546
Landstar System, Inc.*                                       33,900      1,792,293
Robinson (C.H.)
  Worldwide, Inc.                                            25,400      1,164,336
                                                                      ------------
                                                                         4,809,175
                                                                      ------------

TOTAL EQUITIES
(COST $67,128,528)                                                      84,901,210
                                                                      ------------

                                                         PRINCIPAL
                                                          AMOUNT
                                                       ------------
SHORT-TERM INVESTMENTS -- 13.2%

CASH EQUIVALENTS -- 5.9%**
American
  AAdvantage Select
  Money Market Fund                                         144,734        144,734
Bank of America
  Bank Note
  1.500% 07/21/2004                                    $    199,010        199,010
Bank of America
  Eurodollar Time Deposit
  1.080% 07/19/2004                                         180,918        180,918
Bank of America
  Eurodollar Time Deposit
  1.100% 07/07/2004                                          47,039         47,039
Bank of Montreal
  Eurodollar Time Deposit
  1.200% 07/23/2004                                         151,350        151,350
Bank of the West
  Eurodollar Time Deposit
  1.280% 07/28/2004                                         144,735        144,735
BGIF Prime
  Money Market Fund                                         278,614        278,614
BNP Paribas
  Eurodollar Time Deposit
  1.080% 07/29/2004                                          90,460         90,460
Branch Banker & Trust
  Eurodollar Time Deposit
  1.080% 07/14/2004                                          18,092         18,092
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                                         361,836        361,836

    The accompanying notes are an integral part of the financial statements.

                                                         PRINCIPAL       MARKET
                                                          AMOUNT         VALUE
                                                       ------------   ------------
Caylon
  Eurodollar Time Deposit
  1.040% 07/06/2004                                    $    289,469   $    289,469
Caylon
  Eurodollar Time Deposit
  1.170% 08/04/2004                                         144,735        144,735
Caylon
  Eurodollar Time Deposit
  1.340% 08/24/2004                                         131,889        131,889
Fannie Mae Discount Note
  0.960% 07/01/2004                                         108,551        108,551
Fannie Mae Discount Note
  1.131% 07/14/2004                                          54,275         54,275
Federal Home Loan
  Bank Discount Note
  0.970% 07/02/2004                                          54,275         54,275
Federal Home Loan
  Bank Discount Note
  0.990% 07/01/2004                                          54,275         54,275
Fortis Bank
  Eurodollar Time Deposit
  1.090% 07/08/2004                                         253,285        253,285
Fortis Bank
  Eurodollar Time Deposit
  1.190% 07/14/2004                                          72,367         72,367
Fortis Bank
  Eurodollar Time Deposit
  1.290% 09/03/2004                                          54,275         54,275
General Electric
  Capital Corp.
  1.201% 07/19/2004                                          90,460         90,460
General Electric
  Capital Corp.
  1.211% 07/21/2004                                          90,564         90,564
General Electric
  Capital Corp.
  1.211% 07/22/2004                                          54,093         54,093
General Electric
  Capital Corp.
  1.221% 07/23/2004                                          17,908         17,908
General Electric
  Capital Corp.
  1.231% 07/26/2004                                          90,261         90,261
Goldman Sachs Financial
  Square Prime Obligations
  Money Market Fund                                          90,460         90,460
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/14/2004                                         108,551        108,551
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  1.300% 09/03/2004                                          54,275         54,275
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2004                                         289,469        289,469
Merrill Lynch
  Premier Institutional
  Money Market Fund                                         130,771   $    130,771
Merrimac Cash Fund,
  Premium Class                                        $    578,938        578,938
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                         188,155        188,155
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 07/08/2004                                          54,275         54,275
Royal Bank of Canada
  Eurodollar Time Deposit
  1.100% 07/02/2004                                         180,918        180,918
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/07/2004                                         180,918        180,918
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/15/2004                                          90,460         90,460
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.150% 08/10/2004                                          54,275         54,275
Wells Fargo
  Eurodollar Time Deposit
  1.190% 07/14/2004                                          90,460         90,460
Wells Fargo
  Eurodollar Time Deposit
  1.250% 07/23/2004                                         108,551        108,551
                                                                      ------------
                                                                         5,377,946
                                                                      ------------

REPURCHASE AGREEMENT -- 7.3%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                                       6,734,503      6,734,503
                                                                      ------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                     12,112,449
                                                                      ------------

TOTAL INVESTMENTS -- 106.0%
(COST $79,240,977)***                                                   97,013,659

OTHER ASSETS/
(LIABILITIES) -- (6.0%)                                                 (5,471,583)
                                                                      ------------

NET ASSETS -- 100.0%                                                  $ 91,542,076
                                                                      ============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
***  Aggregate cost for Federal tax purposes. (NOTE 7).
+    Denotes all or a portion of security on loan.
(a) Maturity value of $6,734,634. Collaterized by U.S. Government Agency obligation with a rate of 1.739%, maturity date of 01/15/2027, and an aggregate market value, including accrued interest, of $7,072,454.

    The accompanying notes are an integral part of the financial statements.

MML SMALL COMPANY OPPORTUNITIES FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                                        NUMBER OF        MARKET
                                                          SHARES         VALUE
                                                       ------------   ------------
EQUITIES -- 90.5%

AIR TRANSPORTATION -- 1.5%
Republic Airways
  Holdings, Inc.*                                            54,200   $    772,350
                                                                      ------------

APPAREL, TEXTILES & SHOES -- 2.1%
Penn Engineering &
  Manufacturing Corp.                                        50,800      1,089,152
                                                                      ------------

BANKING, SAVINGS & LOANS -- 6.2%
Financial Institutions, Inc.                                 13,900        343,330
First Republic Bank                                          25,800      1,111,464
First State Bancorp.                                         15,300        470,016
Sterling Bancorp-NY                                          43,335      1,196,913
                                                                      ------------
                                                                         3,121,723
                                                                      ------------

BROADCASTING, PUBLISHING & PRINTING -- 1.6%
Saga Communications,
  Inc. Cl. A*                                                43,275        789,769
                                                                      ------------

COMMERCIAL SERVICES -- 10.5%
Ambassadors Group, Inc.                                      50,300      1,182,553
iPayment, Inc.*                                              30,700      1,258,700
On Assignment, Inc.*                                        109,400        645,460
Rewards Network, Inc.*                                       54,000        486,000
Steiner Leisure Limited*                                     28,100        618,200
Team, Inc.*                                                  70,400      1,139,776
                                                                      ------------
                                                                         5,330,689
                                                                      ------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 2.0%
Ansoft Corp.*                                                65,300        996,478
                                                                      ------------

DATA PROCESSING & PREPARATION -- 1.2%
HMS Holdings Corp.*                                          99,100        589,645
                                                                      ------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 19.1%
Actel Corp.*                                                 48,700        900,950
Axsys Technologies, Inc.*                                    11,500        254,265
AZZ, Inc.*                                                   31,900        484,880
Bel Fuse, Inc. Cl. B                                         27,500      1,146,750
The Eastern Co.                                              28,500        475,950
EDO Corp.                                                    43,800      1,056,456
LSI Industries, Inc.                                         63,137        726,075
Mykrolis Corp.*                                              44,100        768,222
Nu Horizons
  Electronics Corp.*                                        119,028      1,071,252
Spectrum Control, Inc.*                                      91,100        726,067
Ultralife Batteries, Inc.*                                   55,700      1,078,352
ZiLOG, Inc.*                                                 93,150      1,020,924
                                                                      ------------
                                                                         9,710,143
                                                                      ------------

ENERGY -- 2.4%
RPC, Inc.                                                    77,200      1,220,532
                                                                      ------------

ENTERTAINMENT & LEISURE -- 2.9%
Pinnacle
  Entertainment, Inc.*                                       47,700   $    601,497
Steinway Musical
  Instruments, Inc.*                                         24,700        866,723
                                                                      ------------
                                                                         1,468,220
                                                                      ------------

FINANCIAL SERVICES -- 1.7%
Boston Private
  Financial Holdings, Inc.                                   38,200        884,712
                                                                      ------------

HEALTHCARE -- 2.3%
Bio-Reference Labs, Inc.*                                    41,400        548,964
CorVel Corp.*                                                21,600        612,360
                                                                      ------------
                                                                         1,161,324
                                                                      ------------

HEAVY MACHINERY -- 0.9%
Cascade Corp.                                                 1,700         53,125
Natural Gas Services
  Group, Inc.*                                               48,400        405,592
                                                                      ------------
                                                                           458,717
                                                                      ------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 3.0%
MITY Enterprises, Inc.*                                      35,891        611,942
Movado Group, Inc.                                           51,600        890,100
                                                                      ------------
                                                                         1,502,042
                                                                      ------------

INSURANCE -- 3.8%
Donegal Group, Inc. Cl. A                                    40,300        807,612
Safety Insurance
  Group, Inc.                                                52,700      1,128,834
                                                                      ------------
                                                                         1,936,446
                                                                      ------------

MACHINERY & COMPONENTS -- 2.6%
Hardinge, Inc.                                               14,200        170,684
Met-Pro Corp.                                                78,466      1,169,143
                                                                      ------------
                                                                         1,339,827
                                                                      ------------

MEDICAL SUPPLIES -- 8.8%
ADE Corp.*                                                   53,700      1,160,457
Excel Technology, Inc.*                                      31,600      1,050,700
II-VI, Inc.*                                                 41,500      1,272,390
Medical Technology
  Systems, Inc.*                                             21,600        118,800
Neogen Corp.*                                                49,418        850,533
                                                                      ------------
                                                                         4,452,880
                                                                      ------------

METALS & MINING -- 2.3%
Gibraltar Steel Corp.                                        35,400      1,161,828
                                                                      ------------

PREPACKAGED SOFTWARE -- 2.1%
Moldflow Corp.*                                              98,600      1,076,712
                                                                      ------------

REAL ESTATE -- 1.4%
United Capital Corp.*                                        41,000   $    698,230
                                                                      ------------

RETAIL -- 3.1%
Big 5 Sporting
  Goods Corp.*                                               42,200      1,105,218
Sportsman's Guide, Inc.*                                     20,400        477,340
                                                                      ------------
                                                                         1,582,558
                                                                      ------------

TRANSPORTATION -- 9.0%
Knight Transportation, Inc.*                                 32,750        940,907
Marine Products Corp.                                        67,900      1,259,545
Marten Transport Limited*                                    55,850      1,041,603
Old Dominion Freight
  Line, Inc.*                                                45,300      1,335,444
                                                                      ------------
                                                                         4,577,499
                                                                      ------------

TOTAL EQUITIES
(COST $38,178,936)                                                      45,921,476
                                                                      ------------

                                                        PRINCIPAL
                                                          AMOUNT
                                                       ------------
SHORT-TERM INVESTMENTS -- 8.4%

REPURCHASE AGREEMENT
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                                    $  4,239,502      4,239,502
                                                                      ------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                      4,239,502
                                                                      ------------

TOTAL INVESTMENTS -- 98.9%
(COST $42,418,438)**                                                    50,160,978

OTHER ASSETS/
(LIABILITIES) -- 1.1%                                                      567,643
                                                                      ------------

NET ASSETS -- 100.0%                                                  $ 50,728,621
                                                                      ============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
**   Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $4,239,585. Collateralized by U.S. Government Agency obligation with a rate of 4.125%, maturity date of 11/25/2015, and an aggregate market value, including accrued interest, of $4,451,478.

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP GROWTH EQUITY FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                                        NUMBER OF        MARKET
                                                          SHARES         VALUE
                                                       ------------   ------------
EQUITIES -- 91.5%

ADVERTISING -- 1.8%
Catalina Marketing Corp.*+                                    8,600   $    157,294
DoubleClick, Inc.*                                           11,600         90,132
Getty Images, Inc.*+                                         11,925        715,500
                                                                      ------------
                                                                           962,926
                                                                      ------------

AEROSPACE & DEFENSE -- 0.2%
Triumph Group, Inc.*                                          3,400        108,562
                                                                      ------------

AIR TRANSPORTATION -- 0.6%
Forward Air Corp.*                                            1,770         66,198
Gol Linhas
  Aereas Inteligentes
  SA ADR (Brazil)*                                            1,660         28,220
Northwest Airlines Corp.*+                                   21,600        240,192
                                                                      ------------
                                                                           334,610
                                                                      ------------

APPAREL, TEXTILES & SHOES -- 0.5%
K-Swiss, Inc. Cl. A                                             330          6,669
Quiksilver, Inc.*                                            11,570        275,482
                                                                      ------------
                                                                           282,151
                                                                      ------------

AUTOMOTIVE & PARTS -- 1.0%
LKQ Corp.*                                                   15,172        281,137
Visteon Corp.+                                               22,000        256,740
                                                                      ------------
                                                                           537,877
                                                                      ------------

BANKING, SAVINGS & LOANS -- 5.6%
Advanta Corp. Cl. B                                          11,700        268,164
Amcore Financial, Inc.                                        7,110        214,438
Bank of Hawaii Corp.                                          3,900        176,358
City National Corp.                                           4,600        302,220
Financial Federal Corp.*+                                    23,875        841,832
Hancock Holding Co.                                           7,000        203,420
Providian
  Financial Corp.*+                                          20,200        296,334
Southwest Bancorp
  of Texas, Inc.                                             10,600        467,672
Westcorp                                                      3,500        159,075
                                                                      ------------
                                                                         2,929,513
                                                                      ------------

BEVERAGES -- 0.9%
Peet's Coffee & Tea, Inc.*                                    1,270         31,737
The Robert Mondavi Corp.*                                    11,350        420,177
                                                                      ------------
                                                                           451,914
                                                                      ------------

BROADCASTING, PUBLISHING & PRINTING -- 1.3%
Gray Television, Inc.                                         2,310         32,086
Journal Communications,
  Inc. Cl. A+                                                 2,800         52,724
Lin TV Corp. Cl. A*                                           8,060        170,872
LodgeNet
  Entertainment Corp.*                                        7,300        120,450
Playboy Enterprises,
  Inc. Cl. B*                                                15,600   $    181,116
TiVo, Inc.*+                                                 16,400        116,276
                                                                      ------------
                                                                           673,524
                                                                      ------------

BUILDING MATERIALS & CONSTRUCTION -- 0.1%
Eagle Materials, Inc.                                           500         35,510
                                                                      ------------

CHEMICALS -- 1.1%
Cytec Industries, Inc.                                        5,425        246,566
IMC Global, Inc.                                             12,100        162,140
Minerals Technologies, Inc.                                   3,300        191,400
                                                                      ------------
                                                                           600,106
                                                                      ------------

COMMERCIAL SERVICES -- 9.8%
ADVO, Inc.                                                    7,300        240,316
The Corporate
  Executive Board Co.+                                       13,400        774,386
DiamondCluster
  International, Inc. Cl. A*                                  2,740         23,811
Exelixis, Inc.*                                              22,580        227,832
Fluor Corp.                                                   5,200        247,884
Gevity HR, Inc.                                               1,870         48,975
Harris Interactive, Inc.*                                    12,500         84,000
Incyte Corp.*                                                23,900        182,596
ITT Educational
  Services, Inc.*                                            20,350        773,707
Jackson Hewitt
  Tax Service, Inc.*                                          2,100         36,750
Maximus, Inc.*                                               16,275        577,111
MemberWorks, Inc.*+                                          12,350        365,807
MPS Group, Inc.*                                              4,020         48,722
Navigant Consulting, Inc.*                                    1,690         36,234
Netease.com,
  Inc. Sponsored
  ADR (China)*+                                               8,650        357,418
Overland Storage, Inc.*                                         530          7,044
Service Corp. International*                                  6,840         50,411
Sotheby's Holdings,
  Inc. Cl. A*                                                 2,550         40,698
Stericycle, Inc.*                                            12,960        670,550
University of
  Phoenix Online*                                               420         36,788
Washington Group
  International, Inc.*                                        7,620        273,482
                                                                      ------------
                                                                         5,104,522
                                                                      ------------

COMMUNICATIONS -- 2.0%
American Tower
  Corp. Cl. A*                                                3,760         57,152
Crown Castle
  International Corp.*                                        3,290         48,527
Harmonic, Inc.*                                              20,480   $    174,490
McData Corp. Cl. A*                                          14,900         80,162
NMS
  Communications Corp.*                                       3,150         23,247
Openwave Systems, Inc.*                                      12,600        160,020
Plantronics, Inc.*                                              750         31,575
Polycom, Inc.*                                                1,440         32,270
Remec, Inc.*                                                 14,100         89,112
Sirius Satellite Radio, Inc.*                                 9,140         28,151
Tekelec*                                                      8,000        145,360
Westell Technologies,
  Inc. Cl. A*                                                28,900        147,390
                                                                      ------------
                                                                         1,017,456
                                                                      ------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.8%
Avid Technology, Inc.*                                       11,800        643,926
IDX Systems Corp.*                                            6,800        216,852
SafeNet, Inc.*                                                  500         13,840
Sapient Corp.*                                                7,880         47,359
                                                                      ------------
                                                                           921,977
                                                                      ------------

COMPUTER RELATED SERVICES -- 4.2%
Acxiom Corp.                                                 18,980        471,273
Checkfree Corp.*+                                            36,092      1,082,760
Ingram Micro, Inc. Cl. A*                                    13,200        191,004
Manhattan Associates, Inc.*                                   3,200         98,816
Sierra Wireless*                                                590         21,848
Sohu.com, Inc.*+                                             17,300        343,924
                                                                      ------------
                                                                         2,209,625
                                                                      ------------

COMPUTERS & INFORMATION -- 0.4%
Maxtor Corp.*+                                               21,800        144,534
Scientific Games
  Corp. Cl. A*                                                2,070         39,620
                                                                      ------------
                                                                           184,154
                                                                      ------------

CONTAINERS -- 0.5%
Pactiv Corp.*                                                 9,500        236,930
                                                                      ------------

COSMETICS & PERSONAL CARE -- 1.3%
Alberto-Culver Co.                                            9,800        491,372
Nu Skin Enterprises,
  Inc. Cl. A                                                  8,400        212,688
                                                                      ------------
                                                                           704,060
                                                                      ------------

DATA PROCESSING & PREPARATION -- 1.3%
The BISYS Group, Inc.*                                          150          2,109
CSG Systems
  International, Inc.*                                          730         15,111
Factset Research
  Systems, Inc.+                                             14,225        672,416
                                                                      ------------
                                                                           689,636
                                                                      ------------

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF        MARKET
                                                          SHARES         VALUE
                                                       ------------   ------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 8.9%
Aeroflex, Inc.*                                               5,520   $     79,102
Agere Systems,
  Inc. Cl. A*+                                               49,200        113,160
Cognex Corp.                                                  1,270         48,870
Credence Systems Corp.*                                      14,500        200,100
Cree, Inc.*+                                                 26,550        618,084
ESCO Technologies, Inc.*                                        500         26,680
FuelCell Energy, Inc.*+                                      16,740        195,523
Gentex Corp.                                                 18,450        732,096
Graftech
  International Limited*                                      3,190         33,367
Leadis Technology, Inc.*                                      4,600         61,686
MEMC Electronic
  Materials, Inc.*                                            6,730         66,492
Moog, Inc. Cl. A*                                             7,650        283,891
ON Semiconductor Corp.*                                      54,640        274,293
Pixelworks, Inc.*                                             1,210         18,537
SBS Technologies, Inc.*                                       3,770         60,584
Sigmatel, Inc.*                                              22,190        644,841
Teledyne
  Technologies, Inc.*                                        10,300        206,206
Visx, Inc.*                                                  35,900        959,248
                                                                      ------------
                                                                         4,622,760
                                                                      ------------

ENERGY -- 4.2%
Arch Coal, Inc.                                               1,150         42,078
Cabot Oil & Gas Corp. Cl. A                                   1,120         47,376
CAL Dive
  International, Inc.*                                        3,400        103,088
Grey Wolf, Inc.*                                             58,300        247,192
Key Energy Services, Inc.*                                    1,570         14,821
Newfield Exploration Co.*                                    14,600        813,804
Patina Oil & Gas Corp.                                        1,430         42,714
Peabody Energy Corp.                                          4,900        274,351
Premcor, Inc.*                                                4,300        161,250
TETRA Technologies, Inc.*                                     7,800        209,430
UGI Corp.                                                     6,300        202,230
Whiting Petroleum Corp.*                                      1,520         38,228
                                                                      ------------
                                                                         2,196,562
                                                                      ------------

ENTERTAINMENT & LEISURE -- 1.3%
AMC Entertainment, Inc.*                                     16,000        245,920
Callaway Golf Co.+                                           12,400        140,616
Churchill Downs, Inc.                                         4,400        179,080
Life Time Fitness, Inc.*                                        400          8,400
World Wrestling
  Entertainment, Inc.                                         7,300         93,075
                                                                      ------------
                                                                           667,091
                                                                      ------------

FINANCIAL SERVICES -- 3.3%
Affiliated Managers
  Group, Inc.*+                                               4,330        218,102
The Chicago
  Mercantile Exchange+                                        6,150        887,875
IndyMac Bancorp, Inc.                                         7,000   $    221,200
Investment Technology
  Group, Inc.*+                                              15,050        192,489
Ventas, Inc.                                                  9,000        210,150
                                                                      ------------
                                                                         1,729,816
                                                                      ------------

FOODS -- 1.9%
American Italian
  Pasta Co. Cl. A+                                           16,500        502,920
Panera Bread Co. Cl. A*+                                      9,600        344,448
Wild Oats Markets, Inc.*                                     11,900        167,433
                                                                      ------------
                                                                         1,014,801
                                                                      ------------

HEALTHCARE -- 9.0%
Accredo Health, Inc.*                                           250          9,737
Allscripts Healthcare
  Solutions, Inc.*                                           27,029        211,907
American
  Healthways, Inc.*+                                         38,800      1,032,856
AmSurg Corp.*                                                30,300        761,439
Covance, Inc.*                                                1,210         46,682
Genesis HealthCare Corp.*                                    10,120        293,885
Human Genome
  Sciences, Inc.*                                            17,600        204,688
Humana, Inc.*                                                14,900        251,810
Manor Care, Inc.                                              8,100        264,708
Matria Healthcare, Inc.*+                                     6,100        152,927
Odyssey Healthcare, Inc.*                                    46,700        878,894
Province Healthcare Co.*                                     12,500        214,375
Psychiatric Solutions, Inc.*                                    500         12,465
Symbion, Inc.*                                                1,210         21,127
Triad Hospitals, Inc.*                                        9,600        357,408
                                                                      ------------
                                                                         4,714,908
                                                                      ------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 1.6%
Fossil, Inc.*                                                23,550        641,738
Furniture Brands
  International, Inc.                                         5,825        145,916
Helen of Troy Limited*                                          300         11,061
Standard-Pacific Corp.                                          800         39,440
                                                                      ------------
                                                                           838,155
                                                                      ------------

HOUSEHOLD PRODUCTS -- 0.5%
Ferro Corp.                                                   8,900        237,452
                                                                      ------------

INFORMATION RETRIEVAL SERVICES -- 1.1%
Agile Software Corp.*                                        20,350        178,063
Ask Jeeves, Inc.*                                               530         20,686
CoStar Group, Inc.*                                           2,200        101,046
Sina Corp.*+                                                  8,550        282,065
                                                                      ------------
                                                                           581,860
                                                                      ------------

INSURANCE -- 1.1%
American Equity
  Investment Life
  Holding Co.                                                 3,120         31,044
Arch Capital
  Group Limited*                                              1,140   $     45,463
HealthExtras, Inc.*                                           1,760         29,163
Platinum Underwriters
  Holdings Limited                                            1,150         34,995
Reinsurance
  Group of America, Inc.                                      4,900        199,185
USI Holdings Corp.*+                                         15,260        241,108
                                                                      ------------
                                                                           580,958
                                                                      ------------

INTERNET SOFTWARE -- 0.4%
webMethods, Inc.*                                            22,900        196,253
                                                                      ------------

LODGING -- 1.8%
Aztar Corp.*                                                  8,300        232,400
Vail Resorts, Inc.*                                          38,000        728,080
                                                                      ------------
                                                                           960,480
                                                                      ------------

MACHINERY & COMPONENTS -- 1.8%
Agco Corp.*                                                  12,200        248,514
Kennametal, Inc.+                                             4,500        206,100
Techtronic Industries
  Co. Sponsored
  ADR (Hongong)+                                             36,500        291,307
Ultratech, Inc.*                                             10,400        169,312
                                                                      ------------
                                                                           915,233
                                                                      ------------

MEDICAL SUPPLIES -- 2.8%
Abaxis, Inc.*                                                 1,140         21,637
Arrow International, Inc.                                     7,700        230,384
CONMED Corp.*                                                 4,800        131,520
CTI Molecular
  Imaging, Inc.*                                             12,500        177,250
DJ Orthopedics, Inc.*                                         1,550         35,650
Kensey Nash Corp.*+                                           6,100        210,450
Orthofix International NV*                                      850         36,321
PSS World Medical, Inc.*                                     15,900        178,080
Resmed, Inc.*                                                 7,100        361,816
Respironics, Inc.*                                              500         29,375
Zoll Medical Corp.*                                             740         25,959
                                                                      ------------
                                                                         1,438,442
                                                                      ------------

METALS & MINING -- 0.5%
Precision Castparts Corp.                                     4,800        262,512
                                                                      ------------

PHARMACEUTICALS -- 2.2%
Abgenix, Inc.*                                                8,360         97,979
Alkermes, Inc.*                                               2,500         34,000
Angiotech
  Pharmaceuticals, Inc.*                                     10,550        212,583
Atherogenics, Inc.*                                           1,230         23,407
EPIX Medical, Inc.*                                          13,200        278,520
The Medicines Co.*                                            6,340        193,433
NPS Pharmaceuticals, Inc.*                                      610         12,810
Omnicare, Inc.                                                6,250        267,563

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF        MARKET
                                                          SHARES         VALUE
                                                       ------------   ------------
Salix
  Pharmaceuticals Limited*                                      440   $     14,498
Telik, Inc.*                                                    740         17,664
                                                                      ------------
                                                                         1,152,457
                                                                      ------------

PREPACKAGED SOFTWARE -- 6.8%
Cerner Corp.*+                                               16,425        732,227
Dendrite
  International, Inc.*                                       54,550      1,013,539
Embarcadero
  Technologies, Inc.*                                         2,000         24,720
EPIQ Systems, Inc.*+                                         14,890        215,905
Hyperion Solutions Corp.*                                     4,800        209,856
Informatica Corp.*                                           14,300        109,109
Kintera, Inc.*                                                4,921         51,326
Network Associates, Inc.*                                       330          5,983
RADVision Limited*                                            6,900         85,560
Red Hat, Inc.*+                                              20,700        475,479
SkillSoft PLC Sponsored
  ADR (Ireland)*                                                120            912
SonicWALL, Inc.*                                              2,300         19,780
Take-Two Interactive
  Software, Inc.*+                                           16,500        505,560
THQ, Inc.*                                                    1,490         34,121
Tumbleweed
  Communications Corp.*                                       1,790          7,625
Verint Systems, Inc.*                                         1,260         43,117
                                                                      ------------
                                                                         3,534,819
                                                                      ------------

RESTAURANTS -- 0.9%
Krispy Kreme
  Doughnuts, Inc.*+                                          12,000        229,080
Landry's Restaurants, Inc.                                      650         19,429
RARE Hospitality
  International, Inc.*                                        8,380        208,662
                                                                      ------------
                                                                           457,171
                                                                      ------------

RETAIL -- 2.7%
A.C. Moore
  Arts & Crafts, Inc.*                                        1,400         38,514
Borders Group, Inc.                                           8,200        192,208
Foot Locker, Inc.                                            16,000        389,440
Insight Enterprises, Inc.*                                    1,760         31,258
Kenneth Cole
  Productions, Inc. Cl. A                                     1,160         39,753
Linens `N Things, Inc.*                                         870         25,500
O'Reilly Automotive, Inc.*                                   14,795        668,734
                                                                      ------------
                                                                         1,385,407
                                                                      ------------

TELEPHONE UTILITIES -- 1.2%
Dobson Communications
  Corp. Cl. A*                                               50,900        165,934
General Communication,
  Inc. Cl. A*                                                18,400        146,096
Nextel Partners, Inc. Cl. A*                                 15,300        243,576
Rural Cellular Corp. Cl. A*+                                  5,400         47,898
                                                                      ------------
                                                                           603,504
                                                                      ------------

TRANSPORTATION -- 3.1%
Arkansas Best Corp.                                           1,246   $     41,018
CNF, Inc.                                                     6,100        253,516
J.B. Hunt Transport
  Services, Inc.                                             20,800        802,464
Kansas City Southern*                                        29,925        463,838
Sirva, Inc.*                                                  2,200         50,600
Yellow Roadway Corp.*                                           790         31,489
                                                                      ------------
                                                                         1,642,925
                                                                      ------------

TOTAL EQUITIES
(COST $38,238,352)                                                      47,718,619
                                                                      ------------

                                                         PRINCIPAL
                                                          AMOUNT
                                                       ------------
SHORT-TERM INVESTMENTS -- 28.7%

CASH EQUIVALENTS -- 19.6%**
American
  AAdvantage Select
  Money Market Fund                                         275,754        275,754
Bank of America
  Bank Note
  1.500% 07/21/2004                                    $    379,163        379,163
Bank of America
  Eurodollar Time Deposit
  1.080% 07/19/2004                                         344,694        344,694
Bank of America
  Eurodollar Time Deposit
  1.100% 07/07/2004                                          89,621         89,621
Bank of Montreal
  Eurodollar Time Deposit
  1.200% 07/23/2004                                         288,359        288,359
Bank of the West
  Eurodollar Time Deposit
  1.280% 07/28/2004                                         275,755        275,755
BGIF Prime
  Money Market Fund                                         530,828        530,828
BNP Paribas
  Eurodollar Time Deposit
  1.080% 07/29/2004                                         172,347        172,347
Branch Banker & Trust
  Eurodollar Time Deposit
  1.080% 07/14/2004                                          34,469         34,469
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                                         689,387        689,387
Caylon
  Eurodollar Time Deposit
  1.040% 07/06/2004                                         551,509        551,509
Caylon
  Eurodollar Time Deposit
  1.170% 08/04/2004                                         275,755        275,755

                                                         PRINCIPAL       MARKET
                                                          AMOUNT         VALUE
                                                       ------------   ------------
Caylon
  Eurodollar Time Deposit
  1.340% 08/24/2004                                    $    251,281   $    251,281
Fannie Mae Discount Note
  0.960% 07/01/2004                                         206,816        206,816
Fannie Mae Discount Note
  1.131% 07/14/2004                                         103,408        103,408
Federal Home Loan
  Bank Discount Note
  0.970% 07/02/2004                                         103,408        103,408
Federal Home Loan
  Bank Discount Note
  0.990% 07/01/2004                                         103,408        103,408
Fortis Bank
  Eurodollar Time Deposit
  1.090% 07/08/2004                                         482,571        482,571
Fortis Bank
  Eurodollar Time Deposit
  1.190% 07/14/2004                                         137,878        137,878
Fortis Bank
  Eurodollar Time Deposit
  1.290% 09/03/2004                                         103,408        103,408
General Electric
  Capital Corp.
  1.201% 07/19/2004                                         172,347        172,347
General Electric
  Capital Corp.
  1.211% 07/21/2004                                         172,546        172,546
General Electric
  Capital Corp.
  1.211% 07/22/2004                                         103,061        103,061
General Electric
  Capital Corp.
  1.221% 07/23/2004                                          34,119         34,119
General Electric
  Capital Corp.
  1.231% 07/26/2004                                         171,970        171,970
Goldman Sachs Financial
  Square Prime Obligations
  Money Market Fund                                         172,347        172,347
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/14/2004                                         206,816        206,816
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  1.300% 09/03/2004                                         103,408        103,408
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2004                                         551,509        551,509
Merrill Lynch
  Premier Institutional
  Money Market Fund                                         249,151        249,151

    The accompanying notes are an integral part of the financial statements.

                                                         PRINCIPAL       MARKET
                                                          AMOUNT         VALUE
                                                       ------------   ------------
Merrimac Cash Fund,
  Premium Class                                           1,103,020   $  1,103,020
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                    $    358,481        358,481
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 07/08/2004                                         103,408        103,408
Royal Bank of Canada
  Eurodollar Time Deposit
  1.100% 07/02/2004                                         344,694        344,694
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/07/2004                                         344,694        344,694
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/15/2004                                         172,347        172,347
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.150% 08/10/2004                                         103,408        103,408
Wells Fargo
  Eurodollar Time Deposit
  1.190% 07/14/2004                                         172,345        172,345
Wells Fargo
  Eurodollar Time Deposit
  1.250% 07/23/2004                                         206,816        206,816
                                                                      ------------
                                                                        10,246,306
                                                                      ------------
REPURCHASE AGREEMENT -- 9.1%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                                       4,753,668      4,753,668
                                                                      ------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                     14,999,974
                                                                      ------------

TOTAL INVESTMENTS -- 120.2%
(COST $53,238,326)***                                                   62,718,593

OTHER ASSETS/
(LIABILITIES) -- (20.2%)                                               (10,551,935)
                                                                      ------------

NET ASSETS -- 100.0%                                                  $ 52,166,658
                                                                      ============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *    Non-income producing security.
 **   Represents investments of security lending collateral. (NOTE 2).
 ***  Aggregate cost for Federal tax purposes. (NOTE 7).
 +    Denotes all or a portion of security on loan.
 (a) Maturity value of $4,753,760. Collateralized by U.S. Government Agency obligation with a rate of 3.875%, maturity date of 05/25/2007, and an aggregate market value, including accrued interest, of $4,991,351.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MML EMERGING GROWTH FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                                        NUMBER OF        MARKET
                                                          SHARES         VALUE
                                                       ------------   ------------
EQUITIES -- 92.5%

ADVERTISING -- 1.4%
Valueclick, Inc.*                                            14,300   $    171,314
                                                                      ------------

AEROSPACE & DEFENSE -- 0.2%
Engineered Support
  Systems, Inc.                                                 500         29,255
                                                                      ------------

AIR TRANSPORTATION -- 1.3%
Airtran Holdings, Inc.*                                       4,150         58,681
Forward Air Corp.*                                            2,450         91,630
Pinnacle Airlines Corp.*                                        800          9,040
                                                                      ------------
                                                                           159,351
                                                                      ------------

APPAREL, TEXTILES & SHOES -- 5.0%
bebe stores, inc.*                                            4,525         90,500
Deckers Outdoor Corp.*                                        3,400        100,266
Guess ?, Inc.*                                                5,100         82,110
Jos. A. Bank Clothiers, Inc.*                                   600         18,834
Oxford Industries, Inc.                                       2,800        121,968
Pacific Sunwear of
  California, Inc.*                                           3,050         59,688
Urban Outfitters, Inc.*                                       2,450        149,229
                                                                      ------------
                                                                           622,595
                                                                      ------------

BANKING, SAVINGS & LOANS -- 3.3%
Euronet Worldwide, Inc.*                                      1,600         37,008
Nara Bancorp, Inc.                                            3,700         63,381
PrivateBancorp, Inc.                                          2,900         79,634
Silicon Valley Bancshares*                                    2,150         85,247
UCBH Holdings, Inc.                                           1,650         65,208
Wintrust Financial Corp.                                      1,450         73,239
                                                                      ------------
                                                                           403,717
                                                                      ------------

BEVERAGES -- 0.4%
Peet's Coffee & Tea, Inc.*                                    2,250         56,227
                                                                      ------------

BUILDING MATERIALS & CONSTRUCTION -- 0.3%
Merge Technologies, Inc.*                                     2,850         41,695
                                                                      ------------

COMMERCIAL SERVICES -- 7.0%
Aaron Rents, Inc.                                             1,850         61,309
Bright Horizons
  Family Solutions, Inc.*                                     1,050         56,290
eResearch Technology, Inc.*                                   5,137        143,836
Global Payments, Inc.                                         2,150         96,793
Heidrick & Struggles
  International, Inc.*                                        1,100         32,648
Magellan Health
  Services, Inc.*                                               700         23,415
Marlin Business
  Services Corp.*                                             2,600         39,078
MPS Group, Inc.*                                              9,950        120,594
Navigant Consulting, Inc.*                                    5,850        125,424
Netease.com, Inc.
  Sponsored ADR (China)*                                      1,500   $     61,980
Pharmaceutical Product
  Development, Inc.*                                          2,100         66,717
Universal Technical
  Institute, Inc.*                                              800         31,984
                                                                      ------------
                                                                           860,068
                                                                      ------------

COMMUNICATIONS -- 3.3%
Alvarion Limited*                                             4,150         55,112
Andrew Corp.*                                                 4,800         96,048
AudioCodes Limited*                                           5,400         64,692
Ditech
  Communications Corp.*                                       5,000        116,700
Mindspeed
  Technologies, Inc.*                                         8,450         41,912
PowerDsine Limited*                                             750          9,067
Research In Motion Limited*                                     300         20,532
                                                                      ------------
                                                                           404,063
                                                                      ------------

COMPUTER & DATA PROCESSING SERVICES -- 0.3%
Anteon International Corp.*                                   1,000         32,620
                                                                      ------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.1%
Blue Coat Systems, Inc.*                                      1,200         40,188
Mentor Graphics Corp.*                                        5,850         90,499
                                                                      ------------
                                                                           130,687
                                                                      ------------

COMPUTER PROGRAMMING SERVICES -- 1.0%
Macromedia, Inc.*                                             2,600         63,830
Shanda Interactive
  Entertainment Limited
  ADR (Cayman Islands)*                                       4,050         62,451
                                                                      ------------
                                                                           126,281
                                                                      ------------

COMPUTER RELATED SERVICES -- 3.0%
Checkfree Corp.*                                              3,050         91,500
CNET Networks, Inc.*                                         12,650        140,035
NetFlix, Inc.*                                                2,150         77,292
Sierra Wireless*                                              1,800         66,654
                                                                      ------------
                                                                           375,481
                                                                      ------------

COMPUTERS & INFORMATION -- 1.4%
M-Systems Flash Disk
  Pioneers Limited*                                           4,100         61,131
PalmOne, Inc.*                                                  900         31,293
Scientific Games Corp. Cl. A*                                 4,150         79,431
                                                                      ------------
                                                                           171,855
                                                                      ------------

DATA PROCESSING & PREPARATION -- 1.4%
CyberSources Corp.*                                           3,400         28,424
Factset Research Systems, Inc.                                1,850         87,449
Intersections, Inc.*                                          2,200         52,778
                                                                      ------------
                                                                           168,651
                                                                      ------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 11.3%
Aeroflex, Inc.*                                               2,650   $     37,974
Artisan Components, Inc.*                                     1,600         41,280
August Technology Corp.*                                      6,200         77,748
Ceradyne, Inc.*                                               1,875         67,069
Credence Systems Corp.*                                       6,150         84,870
ESS Technology, Inc.*                                         4,200         44,982
FormFactor, Inc.*                                             6,050        135,822
Integrated Silicon
  Solution, Inc.*                                             3,550         43,345
Ixia*                                                         7,450         73,308
Littelfuse, Inc.*                                               900         38,169
O2Micro
  International Limited*                                      6,600        112,398
Photon Dynamics, Inc.*                                        2,650         92,935
Power Integrations, Inc.*                                     4,000         99,600
Rudolph Technologies, Inc.*                                     300          5,457
Semtech Corp.*                                                2,400         56,496
Sigmatel, Inc.*                                               5,200        151,112
SiRF Technology
  Holdings, Inc.*                                             1,700         22,219
Tessera Technologies, Inc.*                                   5,600        100,912
Trident Microsystems, Inc.*                                   3,800         42,598
Virage Logic Corp.*                                           7,500         68,250
                                                                      ------------
                                                                         1,396,544
                                                                      ------------

ENERGY -- 0.9%
CAL Dive International, Inc.*                                   900         27,288
Patina Oil & Gas Corp.                                          900         26,883
Quicksilver Resources, Inc.*                                    400         26,828
Unit Corp.*                                                     900         28,305
                                                                      ------------
                                                                           109,304
                                                                      ------------

ENTERTAINMENT & LEISURE -- 1.0%
Multimedia Games, Inc.*                                       1,450         38,889
Penn National Gaming, Inc.*                                   2,750         91,300
                                                                      ------------
                                                                           130,189
                                                                      ------------

FINANCIAL SERVICES -- 3.1%
Accredited Home
  Lenders Holding Co.*                                        1,900         53,485
Affiliated Managers
  Group, Inc.*                                                1,250         62,962
Ameritrade Holding Corp.*                                     1,450         16,458
Boston Private
  Financial Holdings, Inc.                                    6,150        142,434
First Cash Financial
  Services, Inc.*                                             4,175         88,844
New Century Financial Corp.                                     400         18,728
                                                                      ------------
                                                                           382,911
                                                                      ------------

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF        MARKET
                                                          SHARES         VALUE
                                                       ------------   ------------
HEALTHCARE -- 3.2%
American Healthways, Inc.*                                    4,650   $    123,783
Matria Healthcare, Inc.*                                      2,900         72,703
Sunrise Senior Living, Inc.*                                  1,700         66,538
Symbion, Inc.*                                                3,600         62,856
United Surgical Partners
  International, Inc.*                                        1,800         71,046
                                                                      ------------
                                                                           396,926
                                                                      ------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.3%
Select Comfort Corp.*                                         1,300         36,920
                                                                      ------------

INFORMATION RETRIEVAL SERVICES -- 4.1%
Ask Jeeves, Inc.*                                             2,600        101,478
Autobytel, Inc.*                                              9,150         83,082
CoStar Group, Inc.*                                           1,850         84,971
Infospace, Inc.*                                              4,400        167,376
Sina Corp.*                                                   2,000         65,980
                                                                      ------------
                                                                           502,887
                                                                      ------------

INSURANCE -- 2.3%
AMERIGROUP Corp.*                                             1,950         95,940
Centene Corp.*                                                1,700         65,535
HealthExtras, Inc.*                                           2,450         40,597
Infinity Property &
  Casualty Corp.                                              1,000         33,000
LabOne, Inc.*                                                   400         12,712
ProAssurance Corp.*                                           1,150         39,227
                                                                      ------------
                                                                           287,011
                                                                      ------------

INTERNET SOFTWARE -- 1.2%
Chordiant Software, Inc.*                                     9,250         42,180
WebEx
  Communications, Inc.*                                       4,750        103,360
                                                                      ------------
                                                                           145,540
                                                                      ------------

LODGING -- 0.6%
Station Casinos, Inc.                                         1,550         75,020
                                                                      ------------

MACHINERY & COMPONENTS -- 1.5%
Axcelis Technologies, Inc.*                                   5,400         67,176
Grant Prideco, Inc.*                                          6,100        112,606
                                                                      ------------
                                                                           179,782
                                                                      ------------
MEDICAL SUPPLIES -- 6.5%
Abaxis, Inc.*                                                 1,800         34,164
Advanced Medical
  Optics, Inc.*                                               1,400         59,598
Advanced Neuromodulation
  Systems, Inc.*                                                400         13,120
Align Technology, Inc.*                                       4,200         79,800
ArthoCare Corp.*                                                600         17,424
BEI Technologies, Inc.                                        2,350         66,529
Closure Medical Corp.*                                        3,000         75,330
Cytyc Corp.*                                                  4,050        102,749
Inamed Corp.*                                                   800   $     50,280
Intuitive Surgical, Inc.*                                     6,300        119,700
Inveresk Research
  Group, Inc.*                                                2,850         87,894
Orthovita, Inc.*                                              1,950         10,023
Possis Medical, Inc.*                                         1,000         34,150
Wright Medical Group, Inc.*                                   1,400         49,840
                                                                      ------------
                                                                           800,601
                                                                      ------------

METALS & MINING -- 1.1%
Maverick Tube Corp.*                                          2,250         59,085
Schnitzer Steel
  Industries, Inc. Cl. A                                        750         25,470
Steel Dynamics, Inc.*                                         1,800         51,534
                                                                      ------------
                                                                           136,089
                                                                      ------------

PHARMACEUTICALS -- 11.3%
Able Laboratories, Inc.*                                      5,050        103,828
Alexion
  Pharmaceuticals, Inc.*                                      5,950        110,670
Angiotech
  Pharmaceuticals, Inc.*                                      4,700         94,705
Atherogenics, Inc.*                                           2,750         52,333
Charles River Laboratories
  International, Inc.*                                        1,150         56,201
Cypress Bioscience, Inc.*                                     3,800         52,174
Digene Corp.*                                                 1,600         58,448
Discovery Laboratories, Inc.*                                10,050         96,380
Dyax Corp.*                                                   3,200         37,600
EPIX Medical, Inc.*                                           2,100         44,310
Flamel Technologies
  Sponsored ADR (France)*                                     1,000         24,630
Impax Laboratories, Inc.*                                     1,900         36,822
Inspire
  Pharmaceuticals, Inc.*                                      5,500         91,960
The Medicines Co.*                                            2,250         68,648
Myogen, Inc.*                                                 3,200         24,832
Nabi Biopharmaceuticals*                                      7,050        100,251
Nuvelo, Inc.*                                                 6,200         59,644
QLT, Inc.*                                                    4,200         84,084
Regeneration
  Technologies, Inc.*                                         6,800         72,964
Rigel Pharmaceuticals, Inc.*                                  4,100         58,261
Salix
  Pharmaceuticals Limited*                                    1,900         62,605
Taro Pharmaceutical
  Industries Limited*                                           100          4,350
                                                                      ------------
                                                                         1,395,700
                                                                      ------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.6%
Sonic Solutions, Inc.*                                        3,250         69,063
                                                                      ------------

PREPACKAGED SOFTWARE -- 6.3%
Altiris, Inc.*                                                5,600        154,616
Dendrite International, Inc.*                                 6,850        127,273
Informatica Corp.*                                            4,650         35,480
Magma Design
  Automation, Inc.*                                           7,650   $    147,110
Micromuse, Inc.*                                              9,500         63,555
MicroStrategy, Inc. Cl. A*                                    2,300         98,210
Open Solutions, Inc.*                                         2,950         73,691
Quest Software, Inc.*                                         3,550         45,795
salesforce.com, Inc.*                                           500          8,035
TradeStation Group, Inc.*                                       600          4,314
Verint Systems, Inc.*                                           600         20,532
                                                                      ------------
                                                                           778,611
                                                                      ------------

RESTAURANTS -- 1.3%
P.F. Chang's China
  Bistro, Inc.*                                               1,300         53,495
RARE Hospitality
  International, Inc.*                                        4,250        105,825
                                                                      ------------
                                                                           159,320
                                                                      ------------

RETAIL -- 2.1%
Cabela's, Inc. Cl. A*                                           150          4,043
Design Within Reach, Inc.*                                      350          5,751
Kenneth Cole Productions,
  Inc. Cl. A                                                  3,050        104,524
The Sports Authority, Inc.*                                   1,300         46,670
Tractor Supply Co.*                                           2,250         94,095
                                                                      ------------
                                                                           255,083
                                                                      ------------
RETAIL - INTERNET -- 1.2%
Priceline.com, Inc.*                                          5,383        144,964
                                                                      ------------

TELEPHONE UTILITIES -- 0.1%
Novatel Wireless, Inc.*                                         600         15,900
                                                                      ------------

TOYS, GAMES -- 0.6%
K2, Inc.*                                                     5,100         80,070
                                                                      ------------

TRANSPORTATION -- 1.5%
Hub Group, Inc. Cl. A*                                        1,300         44,330
Old Dominion Freight
  Line, Inc.*                                                   800         23,584
UTI Worldwide, Inc.                                           2,150        113,284
                                                                      ------------
                                                                           181,198
                                                                      ------------

TOTAL EQUITIES
(COST $10,967,026)                                                      11,413,493
                                                                      ------------

WARRANTS -- 0.1%

INFORMATION RETRIEVAL SERVICES
InterActive Corp.*                                              332         11,458
                                                                      ------------

TOTAL WARRANTS
(COST $2,576)                                                               11,458
                                                                      ------------

TOTAL LONG TERM INVESTMENTS
(COST $10,969,602)                                                      11,424,951
                                                                      ------------

    The accompanying notes are an integral part of the financial statements.

                                                         PRINCIPAL       MARKET
                                                          AMOUNT         VALUE
                                                       ------------   ------------
SHORT-TERM INVESTMENTS -- 6.6%

REPURCHASE AGREEMENT
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  06/30/2004, 0.70%,
  due 07/01/2004(a)                                    $    808,189   $    808,189
                                                                      ------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                        808,189
                                                                      ------------

TOTAL INVESTMENTS -- 99.2%
(COST $11,777,791)**                                                    12,233,140
                                                                      ------------

OTHER ASSETS/
(LIABILITIES) -- 0.8%                                                      103,173
                                                                      ------------

NET ASSETS -- 100.0%                                                  $ 12,336,313
                                                                      ============

NOTES TO PORTFOLIO OF INVESTMENTS
ADR  - American Depository Receipt.
*    Non-income producing security.
**   Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $808,204. Collaterized by U.S. Government Agency obligation with a rate of 3.133%, maturity date of 06/01/2018, and an aggregate market value, including accrued interest, of $848,617.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

                    [This page is intentionally left blank.]

MML SERIES INVESTMENT FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITED)

                                                                   MML               MML              MML               MML
                                                           INFLATION-PROTECTED    LARGE CAP          EQUITY        ENHANCED INDEX
                                                                  BOND              VALUE             INDEX         CORE EQUITY
                                                                  FUND              FUND              FUND              FUND
                                                           ------------------- --------------    --------------    --------------
ASSETS:
        Investments, at value (NOTE 2)(a)                    $   58,615,379    $   61,066,279    $  404,458,031    $   17,846,513
        Short-term investments, at amortized cost (NOTE 2)        1,706,536        11,895,475        25,428,404            86,876
                                                             --------------    --------------    --------------    --------------
           Total Investments(b)                                  60,321,915        72,961,754       429,886,435        17,933,389
                                                             --------------    --------------    --------------    --------------
        Cash                                                              -            41,474                 -                 -
        Foreign currency, at value(c)                                     -               170                 -                 -
        Receivables from:
           Investments sold                                               -                 -                 -                 -
           Investment adviser (NOTE 3)                                    -                 -                 -             2,532
           Interest and dividends                                   535,290           101,573           528,423            24,615
           Variation margin on open futures contracts
            (NOTE 2)                                                      -                 -             9,200                 -
           Foreign taxes withheld                                         -               215                 -                 -
                                                             --------------    --------------    --------------    --------------
              Total assets                                       60,857,205        73,105,186       430,424,058        17,960,536
                                                             --------------    --------------    --------------    --------------

LIABILITIES:
        Payables for:
           Investments purchased                                          -           182,245            77,174                 -
           Securities on loan (NOTE 2)                                    -         5,874,726        23,848,949                 -
           Directors' fees and expenses (NOTE 3)                        619             3,351            17,326               519
           Affiliates (NOTE 3):
            Investment management fees                               31,305            47,132            36,966             8,719
            Administration fees                                           -                 -            50,638                 -
        Accrued expenses and other liabilities                       19,470            21,089            22,459            13,258
                                                             --------------    --------------    --------------    --------------
              Total liabilities                                      51,394         6,128,543        24,053,512            22,496
                                                             --------------    --------------    --------------    --------------
        NET ASSETS                                           $   60,805,811    $   66,976,643    $  406,370,546    $   17,938,040
                                                             ==============    ==============    ==============    ==============

NET ASSETS CONSIST OF:
        Paid-in capital                                      $   59,997,126    $   62,287,618    $  411,265,771    $   17,851,743
        Undistributed net investment income (accumulated
          net investment loss)                                      640,234           216,633         2,839,932            85,350
        Accumulated net realized gain (loss) on
          investments, futures contracts and foreign
          currency translations                                     296,902        (5,545,521)      (10,812,348)       (1,357,244)
        Net unrealized appreciation (depreciation) on
          investments, futures contracts, foreign currency
          and other assets and liabilities                         (128,451)       10,017,913         3,077,191         1,358,191
                                                             --------------    --------------    --------------    --------------
        NET ASSETS                                           $   60,805,811    $   66,976,643    $  406,370,546    $   17,938,040
                                                             ==============    ==============    ==============    ==============
        Shares outstanding:                                       5,667,751         6,853,364                 -         1,929,613
                                                             ==============    ==============    ==============    ==============
        Net asset value, offering price and redemption
          price per share:                                   $        10.73    $         9.77    $            -    $         9.30
                                                             ==============    ==============    ==============    ==============

        Class I shares:
           Net assets                                                                            $   85,751,941
                                                                                                 ==============
           Shares outstanding                                                                         6,056,764
                                                                                                 ==============
           Net asset value, offering price and redemption
             price per share                                                                     $        14.16
                                                                                                 ==============
        Class II shares:
           Net assets                                                                            $  181,284,517
                                                                                                 ==============
           Shares outstanding                                                                        12,804,636
                                                                                                 ==============
           Net asset value, offering price and redemption
             price per share                                                                     $        14.16
                                                                                                 ==============
        Class III shares:
           Net assets                                                                            $  139,334,088
                                                                                                 ==============
           Shares outstanding                                                                         9,854,658
                                                                                                 ==============
           Net asset value, offering price and redemption
             price per share                                                                     $        14.14
                                                                                                 ==============

(a)  Cost of investments:                                    $   58,743,830    $   51,048,377    $  401,399,817    $   16,488,322
(b)  Securities on loan with market value of:                $            -    $    5,668,209    $   22,983,038    $            -
(c)  Cost of foreign currency:                               $            -    $          170    $            -    $            -

    The accompanying notes are an integral part of the financial statements.

                                                                   MML                                MML               MML
                                                                 GROWTH             MML            SMALL CAP       SMALL COMPANY
                                                                 EQUITY           OTC 100            EQUITY        OPPORTUNITIES
                                                                  FUND              FUND              FUND              FUND
                                                             --------------    --------------    --------------   --------------
ASSETS:
        Investments, at value (NOTE 2)(a)                    $   22,427,669    $   11,695,347    $   84,901,210   $   45,921,476
        Short-term investments, at amortized cost (NOTE 2)        2,050,153            98,567        12,112,449        4,239,502
                                                             --------------    --------------    --------------   --------------
           Total Investments(b)                                  24,477,822        11,793,914        97,013,659       50,160,978
                                                             --------------    --------------    --------------   --------------
        Cash                                                          1,837                 -                 -        2,477,804
        Foreign currency, at value(c)                                     -                 -                 -                -
        Receivables from:
           Investments sold                                         373,330            18,374            18,421          376,127
           Investment adviser (NOTE 3)                                2,376             2,627                 -                -
           Interest and dividends                                    24,533               537            50,478           15,078
           Variation margin on open futures contracts
            (NOTE 2)                                                      -             1,350                 -                -
           Foreign taxes withheld                                       350                 -                 -                -
                                                             --------------    --------------    --------------   --------------
              Total assets                                       24,880,248        11,816,802        97,082,558       53,029,987
                                                             --------------    --------------    --------------   --------------

LIABILITIES:
        Payables for:
           Investments purchased                                    472,881                 -            82,133        2,240,042
           Securities on loan (NOTE 2)                            1,498,215                 -         5,377,946                -
           Directors' fees and expenses (NOTE 3)                      3,373             1,814             5,187            1,096
           Affiliates (NOTE 3):
            Investment management fees                               16,232             4,677            51,729           46,191
            Administration fees                                           -                 -                 -                -
        Accrued expenses and other liabilities                       21,825            20,796            23,487           14,037
                                                             --------------    --------------    --------------   --------------
              Total liabilities                                   2,012,526            27,287         5,540,482        2,301,366
                                                             --------------    --------------    --------------   --------------
        NET ASSETS                                           $   22,867,722    $   11,789,515    $   91,542,076   $   50,728,621
                                                             ==============    ==============    ==============   ==============

NET ASSETS CONSIST OF:
        Paid-in capital                                      $   46,733,516    $   20,405,810    $   72,649,387   $   39,405,966
        Undistributed net investment income (accumulated
          net investment loss)                                        8,319           (24,129)           55,057         (139,432)
        Accumulated net realized gain (loss) on
          investments, futures contracts and foreign
          currency translations                                 (24,397,819)      (10,463,746)        1,064,950        3,719,547
        Net unrealized appreciation (depreciation) on
          investments, futures contracts, foreign currency
          and other assets and liabilities                          523,706         1,871,580        17,772,682        7,742,540
                                                             --------------    --------------    --------------   --------------
        NET ASSETS                                           $   22,867,722    $   11,789,515    $   91,542,076   $   50,728,621
                                                             ==============    ==============    ==============   ==============
        Shares outstanding:                                       3,314,667         3,031,579         7,836,372        3,467,316
                                                             ==============    ==============    ==============   ==============
        Net asset value, offering price and redemption
          price per share:                                   $         6.90    $         3.89    $        11.68   $        14.63
                                                             ==============    ==============    ==============   ==============

        Class I shares:
           Net assets

           Shares outstanding

           Net asset value, offering price and redemption price per share

        Class II shares:
           Net assets

           Shares outstanding

           Net asset value, offering price and redemption price per share

        Class III shares:
           Net assets

           Shares outstanding

           Net asset value, offering price and redemption price per share


(a)  Cost of investments:                                    $   21,903,983    $    9,827,848    $   67,128,528   $   38,178,936
(b)  Securities on loan with market value of:                $    1,454,292    $            -    $    5,220,977   $            -
(c)  Cost of foreign currency:                               $            -    $            -    $            -   $            -

                                                                   MML               MML
                                                                SMALL CAP         EMERGING
                                                              GROWTH EQUITY        GROWTH
                                                                   FUND             FUND
                                                             --------------    --------------
ASSETS:
        Investments, at value (NOTE 2)(a)                    $   47,718,619    $   11,424,951
        Short-term investments, at amortized cost (NOTE 2)       14,999,974           808,189
                                                             --------------    --------------
           Total Investments(b)                                  62,718,593        12,233,140
                                                             --------------    --------------
        Cash                                                              -                 -
        Foreign currency, at value(c)                                     -                 -
        Receivables from:
           Investments sold                                         188,642           230,918
           Investment adviser (NOTE 3)                                4,033             5,963
           Interest and dividends                                    19,391               344
           Variation margin on open futures contracts
            (NOTE 2)                                                      -                 -
           Foreign taxes withheld                                         -                 -
                                                             --------------    --------------
              Total assets                                       62,930,659        12,470,365
                                                             --------------    --------------

LIABILITIES:
        Payables for:
           Investments purchased                                    442,056            97,892
           Securities on loan (NOTE 2)                           10,246,306                 -
           Directors' fees and expenses (NOTE 3)                      3,926             1,881
           Affiliates (NOTE 3):
            Investment management fees                               48,557            11,296
            Administration fees                                           -                 -
        Accrued expenses and other liabilities                       23,156            22,983
                                                             --------------    --------------
              Total liabilities                                  10,764,001           134,052
                                                             --------------    --------------
        NET ASSETS                                           $   52,166,658    $   12,336,313
                                                             ==============    ==============

NET ASSETS CONSIST OF:
        Paid-in capital                                      $   60,386,898    $   20,145,204
        Undistributed net investment income (accumulated
          net investment loss)                                     (170,159)          (64,050)
        Accumulated net realized gain (loss) on
          investments, futures contracts and foreign
          currency translations                                 (17,530,348)       (8,200,190)
        Net unrealized appreciation (depreciation) on
          investments, futures contracts, foreign currency
          and other assets and liabilities                        9,480,267           455,349
                                                             --------------    --------------
        NET ASSETS                                           $   52,166,658    $   12,336,313
                                                             ==============    ==============
        Shares outstanding:                                       4,326,666         2,289,634
                                                             ==============    ==============
        Net asset value, offering price and redemption
          price per share:                                   $        12.06    $         5.39
                                                             ==============    ==============

        Class I shares:
           Net assets

           Shares outstanding

           Net asset value, offering price and redemption price per share

        Class II shares:
           Net assets

           Shares outstanding

           Net asset value, offering price and redemption price per share

        Class III shares:
           Net assets

           Shares outstanding

           Net asset value, offering price and redemption price per share


(a)  Cost of investments:                                    $   38,238,352    $   10,969,602
(b)  Securities on loan with market value of:                $    9,817,736    $            -
(c)  Cost of foreign currency:                               $            -    $            -

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                                   MML              MML                MML               MML
                                                           INFLATION-PROTECTED   LARGE CAP           EQUITY        ENHANCED INDEX
                                                                  BOND             VALUE              INDEX          CORE EQUITY
                                                                  FUND             FUND               FUND              FUND
                                                           ------------------- --------------    --------------    --------------
INVESTMENT INCOME (NOTE 2):
        Dividends(a)                                         $            -    $      458,169    $    3,331,431    $      140,986
        Interest(b)                                               1,041,252            10,301            20,381               214
                                                             --------------    --------------    --------------    --------------
              Total investment income                             1,041,252           468,470         3,351,812           141,200
                                                             --------------    --------------    --------------    --------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                         144,753           246,263           204,423            46,145
        Custody fees                                                  3,692             6,510            18,780             5,332
        Trustee reporting                                             2,746             2,660             2,660             2,526
        Audit and legal fees                                         10,972            11,181            15,518            10,661
        Proxy fees                                                      131               245               229                32
        Shareholder reporting fees                                      672               980             7,698               272
        Directors' fees (NOTE 3)                                      1,545             2,229            15,425               617
                                                             --------------    --------------    --------------    --------------
                                                                    164,511           270,068           264,733            65,585
        Administration fees (NOTE 3):
              Class I                                                     -                 -           120,463                 -
              Class II                                                    -                 -           180,946                 -
              Class III                                                   -                 -            34,517                 -
                                                             --------------    --------------    --------------    --------------
              Total expenses                                        164,511           270,068           600,659            65,585
        Expenses waived (NOTE 3)                                          -                 -                 -           (10,210)
        Class II Administration fees waived (NOTE 3)                      -                 -           (66,786)                -
        Class III Administration fees waived (NOTE 3)                     -                 -           (34,517)                -
        Fees paid indirectly (NOTE 3)                                     -               (23)                -                 -
                                                             --------------    --------------    --------------    --------------
              Net expenses                                          164,511           270,045           499,356            55,375
                                                             --------------    --------------    --------------    --------------
              NET INVESTMENT INCOME (LOSS)                          876,741           198,425         2,852,456            85,825
                                                             --------------    --------------    --------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
           Investment transactions                                  155,862          (198,379)         (914,855)          802,520
           Closed futures contracts                                       -                 -           104,978                 -
           Foreign currency transactions                                  -              (567)                -                 -
                                                             --------------    --------------    --------------    --------------
              Net realized gain (loss)                              155,862          (198,946)         (809,877)          802,520
                                                             --------------    --------------    --------------    --------------
        Net change in unrealized appreciation
         (depreciation) on:
           Investments                                           (1,014,838)        2,685,867        11,317,078          (314,506)
           Open futures contracts                                         -                 -           (70,414)                -
           Translation of assets and liabilities in foreign
              currencies                                                  -                11                 -                 -
                                                             --------------    --------------    --------------    --------------
              Net unrealized gain (loss)                         (1,014,838)        2,685,878        11,246,664          (314,506)
                                                             --------------    --------------    --------------    --------------
              NET REALIZED AND UNREALIZED GAIN (LOSS)              (858,976)        2,486,932        10,436,787           488,014
                                                             --------------    --------------    --------------    --------------
        NET INCREASE IN NET ASSETS RESULTING FROM
         OPERATIONS                                          $       17,765    $    2,685,357    $   13,289,243    $      573,839
                                                             ==============    ==============    ==============    ==============

(a)  Net of withholding tax of:                              $            -    $        9,331    $            -    $            -
(b)  Including securities lending income of:                 $            -    $        3,820    $        9,477    $            -

    The accompanying notes are an integral part of the financial statements.

                                                                   MML                                 MML              MML
                                                                 GROWTH              MML            SMALL CAP      SMALL COMPANY
                                                                 EQUITY            OTC 100           EQUITY        OPPORTUNITIES
                                                                  FUND              FUND              FUND             FUND
                                                             --------------    --------------    --------------   --------------
INVESTMENT INCOME (NOTE 2):
        Dividends(a)                                         $       94,869    $       10,906    $      366,095   $      125,637
        Interest(b)                                                  14,899               511            10,836            4,955
                                                             --------------    --------------    --------------   --------------
              Total investment income                               109,768            11,417           376,931          130,592
                                                             --------------    --------------    --------------   --------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                          88,307            27,080           284,943          244,256
        Custody fees                                                 15,864             9,658            12,665            8,676
        Trustee reporting                                             2,660             2,660             2,660            2,526
        Audit and legal fees                                         10,727            10,851            11,693           11,011
        Proxy fees                                                      245               229                32               32
        Shareholder reporting fees                                      366               214             1,480              746
        Directors' fees (NOTE 3)                                        829               463             3,329            1,698
                                                             --------------    --------------    --------------   --------------
                                                                    118,998            51,155           316,802          268,945
        Administration fees (NOTE 3):
              Class I                                                     -                 -                 -                -
              Class II                                                    -                 -                 -                -
              Class III                                                   -                 -                 -                -
                                                             --------------    --------------    --------------   --------------
              Total expenses                                        118,998            51,155           316,802          268,945
        Expenses waived (NOTE 3)                                    (18,549)          (17,456)                -                -
        Class II Administration fees waived (NOTE 3)                      -                 -                 -                -
        Class III Administration fees waived (NOTE 3)                     -                 -                 -                -
        Fees paid indirectly (NOTE 3)                                (2,633)                -                 -                -
                                                             --------------    --------------    --------------   --------------
              Net expenses                                           97,816            33,699           316,802          268,945
                                                             --------------    --------------    --------------   --------------
              NET INVESTMENT INCOME (LOSS)                           11,952           (22,282)           60,129         (138,353)
                                                             --------------    --------------    --------------   --------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
           Investment transactions                                1,131,029           546,220         1,868,171        2,923,055
           Closed futures contracts                                       -               326                 -                -
           Foreign currency transactions                               (345)                -                 -                -
                                                             --------------    --------------    --------------   --------------
              Net realized gain (loss)                            1,130,684           546,546         1,868,171        2,923,055
                                                             --------------    --------------    --------------   --------------
        Net change in unrealized appreciation
         (depreciation) on:
           Investments                                             (618,352)         (281,897)        2,244,429          (27,383)
           Open futures contracts                                         -            (2,365)                -                -
           Translation of assets and liabilities in foreign
              currencies                                                 (4)                -                 -                -
                                                             --------------    --------------    --------------   --------------
              Net unrealized gain (loss)                           (618,356)         (284,262)        2,244,429          (27,383)
                                                             --------------    --------------    --------------   --------------
              NET REALIZED AND UNREALIZED GAIN (LOSS)               512,328           262,284         4,112,600        2,895,672
                                                             --------------    --------------    --------------   --------------
        NET INCREASE IN NET ASSETS RESULTING FROM
         OPERATIONS                                          $      524,280    $      240,002    $    4,172,729   $    2,757,319
                                                             ==============    ==============    ==============   ==============

(a)  Net of withholding tax of:                              $          622    $           99    $            -   $            -
(b)  Including securities lending income of:                 $          970    $            -    $        1,136   $            -

                                                                   MML               MML
                                                                SMALL CAP         EMERGING
                                                              GROWTH EQUITY        GROWTH
                                                                  FUND              FUND
                                                             --------------    --------------
INVESTMENT INCOME (NOTE 2):
        Dividends(a)                                         $       97,110    $        4,281
        Interest(b)                                                  20,846             1,010
                                                             --------------    --------------
              Total investment income                               117,956             5,291
                                                             --------------    --------------

EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                         265,563            61,062
        Custody fees                                                 16,234            26,565
        Trustee reporting                                             2,660             2,660
        Audit and legal fees                                         11,170            10,610
        Proxy fees                                                      266               307
        Shareholder reporting fees                                      816               180
        Directors' fees (NOTE 3)                                      1,857               408
                                                             --------------    --------------
                                                                    298,566           101,792
        Administration fees (NOTE 3):
              Class I                                                     -                 -
              Class II                                                    -                 -
              Class III                                                   -                 -
                                                             --------------    --------------
              Total expenses                                        298,566           101,792
        Expenses waived (NOTE 3)                                     (5,828)          (34,334)
        Class II Administration fees waived (NOTE 3)                      -                 -
        Class III Administration fees waived (NOTE 3)                     -                 -
        Fees paid indirectly (NOTE 3)                                (8,546)                -
                                                             --------------    --------------
              Net expenses                                          284,192            67,458
                                                             --------------    --------------
              NET INVESTMENT INCOME (LOSS)                         (166,236)          (62,167)
                                                             --------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
           Investment transactions                                2,022,812           972,373
           Closed futures contracts                                       -                 -
           Foreign currency transactions                                  -                 -
                                                             --------------    --------------
              Net realized gain (loss)                            2,022,812           972,373
                                                             --------------    --------------
        Net change in unrealized appreciation
         (depreciation) on:
           Investments                                             (198,351)         (502,908)
           Open futures contracts                                         -                 -
           Translation of assets and liabilities in foreign
              currencies                                                  -                 -
                                                             --------------    --------------
              Net unrealized gain (loss)                           (198,351)         (502,908)
                                                             --------------    --------------
              NET REALIZED AND UNREALIZED GAIN (LOSS)             1,824,461           469,465
                                                             --------------    --------------
        NET INCREASE IN NET ASSETS RESULTING FROM
         OPERATIONS                                          $    1,658,225    $      407,298
                                                             ==============    ==============

(a)  Net of withholding tax of:                              $            -    $            3
(b)  Including securities lending income of:                 $        8,644    $            -

STATEMENTS OF CHANGES IN NET ASSETS

                                                               MML INFLATION-PROTECTED BOND FUND      MML LARGE CAP VALUE FUND
                                                               --------------------------------- ---------------------------------
                                                                SIX MONTHS                         SIX MONTHS
                                                                   ENDED             YEAR             ENDED            YEAR
                                                               JUNE 30, 2004         ENDED        JUNE 30, 2004        ENDED
                                                                (UNAUDITED)    DECEMBER 31, 2003   (UNAUDITED)   DECEMBER 31, 2003
                                                               --------------  ----------------- --------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                  $      876,741   $      474,742   $      198,425   $      338,897
        Net realized gain (loss) on investment transactions,
          futures contracts and foreign currency transactions         155,862          163,191         (198,946)        (796,004)
        Net change in unrealized appreciation (depreciation)
          on investments, futures contracts and translation
          of assets and liabilities in foreign currencies          (1,014,838)         647,327        2,685,878       12,346,148
                                                               --------------   --------------   --------------   --------------
           NET INCREASE IN NET ASSETS RESULTING FROM
             OPERATIONS                                                17,765        1,285,260        2,685,357       11,889,041
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                   (237,357)        (474,521)               -         (359,133)
              Class I                                                       -                -                -                -
              Class II                                                      -                -                -                -
              Class III                                                     -                -                -                -
                                                               --------------   --------------   --------------   --------------
           TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                   -                -                -                -
                                                               --------------   --------------   --------------   --------------
        FROM NET REALIZED GAINS                                             -          (21,371)               -                -
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class I                                                             -                -                -                -
        Class II                                                            -                -                -                -
        Class III                                                           -                -                -                -
NET FUND SHARE TRANSACTIONS (NOTE 5)                               25,589,620       23,856,740        7,016,565       11,826,285
                                                               --------------   --------------   --------------   --------------
        TOTAL INCREASE IN NET ASSETS                               25,370,028       24,646,108        9,701,922       23,356,193
NET ASSETS:
        Beginning of period                                        35,435,783       10,789,675       57,274,721       33,918,528
                                                               --------------   --------------   --------------   --------------
        End of period                                          $   60,805,811   $   35,435,783   $   66,976,643   $   57,274,721
                                                               ==============   ==============   ==============   ==============
        Undistributed net investment income (distributions
          in excess of net investment income) included in
          net assets at end of the period                      $      640,234   $          850   $      216,633   $       18,208
                                                               ==============   ==============   ==============   ==============

    The accompanying notes are an integral part of the financial statements.

                                                                     MML EQUITY INDEX FUND      MML ENHANCED INDEX CORE EQUITY FUND
                                                               -------------------------------- -----------------------------------
                                                                SIX MONTHS                        SIX MONTHS
                                                                   ENDED            YEAR             ENDED            YEAR
                                                               JUNE 30, 2004        ENDED        JUNE 30, 2004        ENDED
                                                                (UNAUDITED)   DECEMBER 31, 2003   (UNAUDITED)   DECEMBER 31, 2003
                                                               -------------- -----------------  -------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                  $    2,852,456   $    5,321,954   $       85,825   $      138,465
        Net realized gain (loss) on investment transactions,
          futures contracts and foreign currency transactions        (809,877)      (2,518,982)         802,520         (264,783)
        Net change in unrealized appreciation (depreciation)
          on investments, futures contracts and translation
          of assets and liabilities in foreign currencies          11,246,664       84,005,759         (314,506)       3,213,416
                                                               --------------   --------------   --------------   --------------
           NET INCREASE IN NET ASSETS RESULTING FROM
             OPERATIONS                                            13,289,243       86,808,731          573,839        3,087,098
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                          -                -                -         (138,749)
              Class I                                                       -         (913,733)               -                -
              Class II                                                      -       (2,486,104)               -                -
              Class III                                                     -       (1,931,671)               -                -
                                                               --------------   --------------   --------------   --------------
           TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                   -       (5,331,508)               -                -
                                                               --------------   --------------   --------------   --------------
        FROM NET REALIZED GAINS                                             -                -                -                -
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class I                                                     4,573,840        4,695,413                -                -
        Class II                                                  (13,695,592)      26,828,374                -                -
        Class III                                                  (2,908,624)      (7,355,331)               -                -
NET FUND SHARE TRANSACTIONS (NOTE 5)                              (12,030,376)      24,168,456        1,281,684        3,467,743
                                                               --------------   --------------   --------------   --------------
        TOTAL INCREASE IN NET ASSETS                                1,258,867      105,645,679        1,855,523        6,416,092
NET ASSETS:
        Beginning of period                                       405,111,679      299,466,000       16,082,517        9,666,425
                                                               --------------   --------------   --------------   --------------
        End of period                                          $  406,370,546   $  405,111,679   $   17,938,040   $   16,082,517
                                                               ==============   ==============   ==============   ==============
        Undistributed net investment income (distributions
          in excess of net investment income) included in
          net assets at end of the period                      $    2,839,932   $      (12,524)  $       85,350   $         (475)
                                                               ==============   ==============   ==============   ==============

                                                                     MML GROWTH EQUITY FUND
                                                                -------------------------------
                                                                 SIX MONTHS
                                                                    ENDED            YEAR
                                                                JUNE 30, 2004        ENDED
                                                                 (UNAUDITED)   DECEMBER 31, 2003
                                                               --------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                   $       11,952   $        2,972
        Net realized gain (loss) on investment transactions,
          futures contracts and foreign currency transactions        1,130,684        2,295,983
        Net change in unrealized appreciation (depreciation)
          on investments, futures contracts and translation
          of assets and liabilities in foreign currencies             (618,356)       1,464,571
                                                                --------------   --------------
           NET INCREASE IN NET ASSETS RESULTING FROM
             OPERATIONS                                                524,280        3,763,526
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                           -           (4,061)
              Class I                                                        -                -
              Class II                                                       -                -
              Class III                                                      -                -
                                                                --------------   --------------
           TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                    -                -
                                                                --------------   --------------
        FROM NET REALIZED GAINS                                              -                -
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class I                                                              -                -
        Class II                                                             -                -
        Class III                                                            -                -
NET FUND SHARE TRANSACTIONS (NOTE 5)                                   883,225        1,132,622
                                                                --------------   --------------
        TOTAL INCREASE IN NET ASSETS                                 1,407,505        4,892,087
NET ASSETS:
        Beginning of period                                         21,460,217       16,568,130
                                                                --------------   --------------
        End of period                                           $   22,867,722   $   21,460,217
                                                                ==============   ==============
        Undistributed net investment income (distributions
          in excess of net investment income) included in
          net assets at end of the period                       $        8,319   $       (3,633)
                                                                ==============   ==============

                                                                       MML OTC 100 FUND              MML SMALL CAP EQUITY FUND
                                                               --------------------------------- --------------------------------
                                                                SIX MONTHS                        SIX MONTHS
                                                                   ENDED             YEAR            ENDED            YEAR
                                                               JUNE 30, 2004         ENDED       JUNE 30, 2004        ENDED
                                                                (UNAUDITED)    DECEMBER 31, 2003  (UNAUDITED)   DECEMBER 31, 2003
                                                               --------------  ----------------- -------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income (loss)                           $      (22,282)  $      (23,146)  $       60,129   $      141,322
        Net realized gain (loss) on investment transactions,
          futures contracts and translation of assets and
          liabilities in foreign currencies                           546,546         (392,827)       1,868,171        2,035,667
        Net change in unrealized appreciation (depreciation)
          on investments and futures contracts                       (284,262)       3,332,472        2,244,429       17,469,139
                                                               --------------   --------------   --------------   --------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          240,002        2,916,499        4,172,729       19,646,128
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                          -                -                -         (142,999)
        From net realized gains                                             -                -                -                -
NET FUND SHARE TRANSACTIONS (NOTE 5)                                 (724,739)       5,261,985        1,465,276        4,892,753
                                                               --------------   --------------   --------------   --------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                      (484,737)       8,178,484        5,638,005       24,395,882
NET ASSETS:
        Beginning of period                                        12,274,252        4,095,768       85,904,071       61,508,189
                                                               --------------   --------------   --------------   --------------
        End of period                                          $   11,789,515   $   12,274,252   $   91,542,076   $   85,904,071
                                                               ==============   ==============   ==============   ==============
        Undistributed net investment income (accumulated net
          investment loss) included in net assets at end of
          the period                                           $      (24,129)  $       (1,847)  $       55,057   $       (5,072)
                                                               ==============   ==============   ==============   ==============

    The accompanying notes are an integral part of the financial statements.

                                                             MML SMALL COMPANY OPPORTUNITIES FUND  MML SMALL CAP GROWTH EQUITY FUND
                                                             ------------------------------------ ---------------------------------
                                                               SIX MONTHS                          SIX MONTHS
                                                                  ENDED              YEAR             ENDED             YEAR
                                                              JUNE 30, 2004          ENDED        JUNE 30, 2004         ENDED
                                                               (UNAUDITED)     DECEMBER 31, 2003   (UNAUDITED)    DECEMBER 31, 2003
                                                              --------------   -----------------  --------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income (loss)                          $     (138,353)    $     (114,489)  $     (166,236)  $     (272,859)
        Net realized gain (loss) on investment transactions,
          futures contracts and translation of assets and
          liabilities in foreign currencies                        2,923,055          3,385,671        2,022,812        1,394,593
        Net change in unrealized appreciation (depreciation)
          on investments and futures contracts                       (27,383)         8,075,407         (198,351)      12,478,220
                                                              --------------     --------------   --------------   --------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       2,757,319         11,346,589        1,658,225       13,599,954
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                         -                  -                -                -
        From net realized gains                                            -         (1,853,674)               -                -
NET FUND SHARE TRANSACTIONS (NOTE 5)                               4,799,416         10,475,678        2,821,532        7,302,485
                                                              --------------     --------------   --------------   --------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                    7,556,735         19,968,593        4,479,757       20,902,439
NET ASSETS:
        Beginning of period                                       43,171,886         23,203,293       47,686,901       26,784,462
                                                              --------------     --------------   --------------   --------------
        End of period                                         $   50,728,621     $   43,171,886   $   52,166,658   $   47,686,901
                                                              ==============     ==============   ==============   ==============
        Undistributed net investment income (accumulated net
          investment loss) included in net assets at end of
          the period                                          $     (139,432)    $       (1,079)  $     (170,159)  $       (3,923)
                                                              ==============     ==============   ==============   ==============

                                                                MML EMERGING GROWTH FUND
                                                             ---------------------------------
                                                              SIX MONTHS
                                                                  ENDED            YEAR
                                                              JUNE 30, 2004        ENDED
                                                               (UNAUDITED)   DECEMBER 31, 2003
                                                             --------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income (loss)                         $      (62,167)  $      (70,583)
        Net realized gain (loss) on investment transactions,
          futures contracts and translation of assets and
          liabilities in foreign currencies                         972,373        1,222,283
        Net change in unrealized appreciation (depreciation)
          on investments and futures contracts                     (502,908)       1,137,693
                                                             --------------   --------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        407,298        2,289,393
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                        -                -
        From net realized gains                                           -                -
NET FUND SHARE TRANSACTIONS (NOTE 5)                              1,864,972        3,441,673
                                                             --------------   --------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                   2,272,270        5,731,066
NET ASSETS:
        Beginning of period                                      10,064,043        4,332,977
                                                             --------------   --------------
        End of period                                        $   12,336,313   $   10,064,043
                                                             ==============   ==============
        Undistributed net investment income (accumulated net
          investment loss) included in net assets at end of
          the period                                         $      (64,050)  $       (1,883)
                                                             ==============   ==============

MML INFLATION-PROTECTED BOND FUND - FINANICAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            SIX MONTHS ENDED
                                                                 6/30/04        YEAR ENDED    PERIOD ENDED
                                                               (UNAUDITED)       12/31/03       12/31/02+
                                                            ----------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $      10.72     $      10.23   $      10.00
                                                              ------------     ------------   ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                               0.16             0.23           0.09
  Net realized and unrealized gain (loss) on investments             (0.10)            0.50           0.23
                                                              ------------     ------------   ------------
       Total income from investment operations                        0.06             0.73           0.32
                                                              ------------     ------------   ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                         (0.05)           (0.23)         (0.09)
  From net realized gains                                                -            (0.01)             -
                                                              ------------     ------------   ------------
       Total distributions                                           (0.05)           (0.24)         (0.09)
                                                              ------------     ------------   ------------
NET ASSET VALUE, END OF PERIOD                                $      10.73     $      10.72   $      10.23
                                                              ============     ============   ============
TOTAL RETURN(a)                                                       0.66%**          7.01%          3.17%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                           $     60,806     $     35,436   $     10,790
  Ratio of expenses to average daily net assets:
     Before expense waiver                                            0.68%*           0.78%          1.57%*
     After expense waiver#                                             N/A             0.71%          0.71%*
  Net investment income to average daily net assets                   3.63%*           2.53%          2.54%*
  Portfolio turnover rate                                               12%**            25%             0%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  + FOR THE PERIOD FROM AUGUST 30, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD AUGUST 30, 2002 THROUGH DECEMBER 31, 2002 AND FOR THE YEAR ENDED DECEMBER 31, 2003.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

MML LARGE CAP VALUE FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          SIX MONTHS ENDED
                                                               6/30/04     YEAR ENDED     YEAR ENDED     YEAR ENDED   PERIOD ENDED
                                                             (UNAUDITED)    12/31/03       12/31/02       12/31/01     12/31/00+
                                                          ---------------- ----------     ----------     ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     9.35       $     7.26     $     8.73     $     9.86   $    10.00
                                                          ----------       ----------     ----------     ----------   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.03             0.06           0.05           0.03         0.05***
  Net realized and unrealized gain (loss) on investments        0.39             2.09          (1.47)         (1.13)       (0.15)
                                                          ----------       ----------     ----------     ----------   ----------
       Total income (loss) from investment operations           0.42             2.15          (1.42)         (1.10)       (0.10)
                                                          ----------       ----------     ----------     ----------   ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                       -            (0.06)         (0.05)         (0.03)       (0.04)
  Tax return of capital                                            -                -          (0.00)^            -            -
                                                          ----------       ----------     ----------     ----------   ----------
       Total distributions                                         -            (0.06)         (0.05)         (0.03)       (0.04)
                                                          ----------       ----------     ----------     ----------   ----------
NET ASSET VALUE, END OF PERIOD                            $     9.77       $     9.35     $     7.26     $     8.73   $     9.86
                                                          ==========       ==========     ==========     ==========   ==========
TOTAL RETURN(a)                                                 4.49%**         29.60%        (16.23)%       (11.16)%      (1.05)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                       $   66,977       $   57,275     $   33,919     $   36,171   $   18,052
  Ratio of expenses to average daily net assets:
     Before expense waiver                                      0.88%*           0.92%          0.92%          0.87%        1.07%*
     After expense waiver#                                      0.88%*(b)        0.90%(b)       0.90%(b)       0.87%        0.91%*
  Net investment income to average daily net assets             0.64%*           0.79%          0.61%          0.48%        0.78%*
  Portfolio turnover rate                                          1%**             7%            32%            19%          14%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  ^    TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
  + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000 AND FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2003.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  (b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY INDEX FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                    CLASS I
                                                                                    -------
                                           SIX MONTHS ENDED
                                                6/30/04     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              (UNAUDITED)    12/31/03       12/31/02       12/31/01       12/31/00       12/31/99
                                           ---------------- ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD          $    13.71    $    10.83     $    14.14     $    16.27     $    18.13     $    15.26
                                              ----------    ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                             0.08***       0.16***        0.14***        0.14***        0.16***        0.09
  Net realized and unrealized gain
    (loss) on investments                           0.37          2.88          (3.31)         (2.14)         (1.88)          3.01
                                              ----------    ----------     ----------     ----------     ----------     ----------
       Total income (loss) from investment
         operations                                 0.45          3.04          (3.17)         (2.00)         (1.72)          3.10
                                              ----------    ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                           -         (0.16)         (0.14)         (0.07)         (0.14)         (0.09)
  From net realized gains                              -             -              -          (0.06)             -          (0.14)
                                              ----------    ----------     ----------     ----------     ----------     ----------
       Total distributions                             -         (0.16)         (0.14)         (0.13)         (0.14)         (0.23)
                                              ----------    ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                $    14.16    $    13.71     $    10.83     $    14.14     $    16.27     $    18.13
                                              ==========    ==========     ==========     ==========     ==========     ==========
TOTAL RETURN(a)                                     3.28%**      28.08%        (22.46)%       (12.32)%        (9.53)%        20.32%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)           $   85,752    $   78,597     $   58,454     $   81,535     $   82,798     $   95,049
  Ratio of expenses to average daily net
   assets:
     Before expense waiver                          0.43%*        0.44%          0.44%          0.45%          0.45%          0.50%
     After expense waiver#                           N/A           N/A            N/A            N/A           0.45%           N/A
  Net investment income to average
   daily net assets                                 1.21%*        1.37%          1.16%          0.92%          0.89%          0.92%
  Portfolio turnover rate                              2%**          5%             6%             5%             3%             3%

                                                                                       CLASS II
                                                                                       --------
                                                       SIX MONTHS ENDED
                                                            6/30/04      YEAR ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                                          (UNAUDITED)     12/31/03      12/31/02      12/31/01       12/31/00+
                                                       ----------------  ----------    ----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    13.70       $    10.82    $    14.13    $    16.26    $    17.96
                                                        ----------       ----------    ----------    ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                       0.10***          0.19***       0.17***       0.16***       0.13***
  Net realized and unrealized gain (loss)
     on investments                                           0.36             2.87         (3.32)        (2.14)        (1.68)
                                                        ----------       ----------    ----------    ----------    ----------
       Total income (loss) from investment operations         0.46             3.06         (3.15)        (1.98)        (1.55)
                                                        ----------       ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                     -            (0.18)        (0.16)        (0.09)        (0.15)
  From net realized gains                                        -                -             -         (0.06)            -
                                                        ----------       ----------    ----------    ----------    ----------
       Total distributions                                       -            (0.18)        (0.16)        (0.15)        (0.15)
                                                        ----------       ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                          $    14.16       $    13.70    $    10.82    $    14.13    $    16.26
                                                        ==========       ==========    ==========    ==========    ==========
TOTAL RETURN(a)                                               3.36%**         28.31%       (22.29)%      (12.18)%       (8.63)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                     $  181,285       $  188,869    $  125,942    $   74,636    $   56,998
  Ratio of expenses to average daily net assets:
     Before expense waiver                                    0.32%*           0.33%         0.33%         0.34%         0.34%*
     After expense waiver##                                   0.25%*           0.25%         0.26%         0.29%         0.29%*
  Net investment income to average daily net assets           1.39%*           1.56%         1.37%         1.08%         1.10%*
  Portfolio turnover rate                                        2%**             5%            6%            5%            3%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 2000.
  ## COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEARS ENDED DECEMBER 31, 2001, 2002 AND 2003 AND THE SIX MONTHS ENDED JUNE 30, 2004.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY INDEX FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 CLASS III
                                                                                 ---------
                                            SIX MONTHS ENDED
                                                 6/30/04           YEAR ENDED      YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                               (UNAUDITED)          12/31/03        12/31/02        12/31/01         12/31/00+
                                            ----------------       ----------      ----------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD        $          13.67       $    10.80      $    14.10      $    16.27      $      17.96
                                            ----------------       ----------      ----------      ----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.10***          0.20***         0.18***         0.19***           0.15***
  Net realized and unrealized gain
    (loss) on investments                               0.37             2.86           (3.31)          (2.19)            (1.67)
                                            ----------------       ----------      ----------      ----------      ------------
      Total income (loss) from
        investment operations                           0.47             3.06           (3.13)          (2.00)            (1.52)
                                            ----------------       ----------      ----------      ----------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                               -            (0.19)          (0.17)          (0.11)            (0.17)
  From net realized gains                                  -                -               -           (0.06)                -
                                            ----------------       ----------      ----------      ----------      ------------
      Total distributions                                  -            (0.19)          (0.17)          (0.17)            (0.17)
                                            ----------------       ----------      ----------      ----------      ------------
NET ASSET VALUE, END OF PERIOD              $          14.14       $    13.67      $    10.80      $    14.10      $      16.27
                                            ================       ==========      ==========      ==========      ============
TOTAL RETURN(a)                                         3.44%**         28.38%         (22.18)%        (12.30)%           (8.50)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)         $        139,334       $  137,646      $  115,070      $  154,588      $     34,111
  Ratio of expenses to average daily
    net assets:
    Before expense waiver                               0.18%*           0.19%           0.19%           0.20%             0.20%*
    After expense waiver##                              0.13%*           0.14%           0.14%           0.15%             0.15%*
  Net investment income to average
    daily net assets                                    1.51%*           1.67%           1.46%           1.32%             1.25%*
  Portfolio turnover rate                                  2%**             5%              6%              5%                3%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  ## COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEARS ENDED DECEMBER 31, 2001, 2002 AND 2003 AND THE SIX MONTHS ENDED JUNE 30, 2004.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

MML ENHANCED INDEX CORE EQUITY FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                            SIX MONTHS ENDED
                                                 6/30/04         YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                               (UNAUDITED)        12/31/03      12/31/02       12/31/01+
                                            ----------------     ----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD        $           8.99     $     7.13    $     9.21    $      10.00
                                            ----------------     ----------    ----------    ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.04           0.08          0.07            0.06***
  Net realized and unrealized gain
    (loss) on investments                               0.27           1.86         (2.08)          (0.80)
                                            ----------------     ----------    ----------    ------------
      Total income (loss) from
        investment operations                           0.31           1.94         (2.01)          (0.74)
                                            ----------------     ----------    ----------    ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                               -          (0.08)        (0.07)          (0.05)
                                            ----------------     ----------    ----------    ------------
NET ASSET VALUE, END OF PERIOD              $           9.30     $     8.99    $     7.13    $       9.21
                                            ================     ==========    ==========    ============
TOTAL RETURN(a)                                         3.45%**       27.19%       (21.80)%         (7.08)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)         $         17,938     $   16,083    $    9,666    $     10,560
  Ratio of expenses to average daily
    net assets:
    Before expense waiver                               0.78%*         0.80%         0.95%           0.76%*
    After expense waiver#                               0.66%*         0.66%         0.66%           0.66%*
  Net investment income to average
    daily net assets                                    1.02%*         1.14%         0.96%           0.93%*
  Portfolio turnover rate                                 57%**          78%           82%             59%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001, THE YEARS ENDED DECEMBER 31, 2002 AND 2003, AND THE SIX MONTHS ENDED JUNE 30, 2004.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

MML GROWTH EQUITY FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS ENDED
                                                6/30/04            YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              (UNAUDITED)           12/31/03         12/31/02         12/31/01
                                            ----------------       ----------       ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD        $           6.74       $     5.48       $     7.59       $    10.15
                                            ----------------       ----------       ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                          0.00+            0.00^           (0.01)           (0.00)+
  Net realized and unrealized gain
    (loss) on investments                               0.16             1.26            (2.10)           (2.56)
                                            ----------------       ----------       ----------       ----------
      Total income (loss) from investment
        operations                                      0.16             1.26            (2.11)           (2.56)
                                            ----------------       ----------       ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                               -            (0.00)^^             -            (0.00)^^
  Tax return of capital                                    -                -                -                -
  From net realized gains                                  -                -                -                -
                                            ----------------       ----------       ----------       ----------
      Total distributions                                  -            (0.00)               -            (0.00)
                                            ----------------       ----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD              $           6.90       $     6.74       $     5.48       $     7.59
                                            ================       ==========       ==========       ==========
TOTAL RETURN(a)                                         2.37%**         23.02%          (27.80)%         (25.20)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)         $         22,868       $   21,460       $   16,568       $   44,745
  Ratio of expenses to average daily
    net assets:
    Before expense waiver                               1.08%*           1.28%            1.08%            0.99%
    After expense waiver#                               0.89%*(b)        0.86%(b)         0.89%(b)         0.91%
  Net investment income (loss) to average
    daily net assets                                    0.11%*           0.02%           (0.10)%          (0.06)%
  Portfolio turnover rate                                131%**           271%             219%             292%

                                            YEAR ENDED    PERIOD ENDED
                                             12/31/00      12/31/99+
                                            ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD        $    13.01    $      10.00
                                            ----------    ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.01)          (0.00)^
  Net realized and unrealized gain
    (loss) on investments                        (0.77)           3.01
                                            ----------    ------------
      Total income (loss) from investment
        operations                               (0.78)           3.01
                                            ----------    ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                     (0.00)^^            -
  Tax return of capital                          (0.00)^^            -
  From net realized gains                        (2.08)              -
                                            ----------    ------------
      Total distributions                        (2.08)              -
                                            ----------    ------------
NET ASSET VALUE, END OF PERIOD              $    10.15    $      13.01
                                            ==========    ============
TOTAL RETURN(a)                                  (6.54)%         30.10%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)         $   53,081    $     39,487
  Ratio of expenses to average daily
    net assets:
    Before expense waiver                         1.08%           0.77%**
    After expense waiver#                         0.91%           0.61%**
  Net investment income (loss) to average
    daily net assets                             (0.10)%         (0.04)%**
  Portfolio turnover rate                          271%            106%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ^    NET INVESTMENT INCOME (LOSS) IS LESS THAN $0.01 PER SHARE.
  ^^ DISTRIBUTIONS FROM NET INVESTMENT INCOME AND TAX RETURN OF CAPITAL ARE LESS THAN $0.01 PER SHARE.
  + FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 3, 1999 THROUGH DECEMBER 31, 1999, THE YEARS ENDING DECEMBER 31, 2000, 2001, 2002 AND 2003 AND THE SIX MONTHS ENDED JUNE 30, 2004.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  (b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE RELATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MML OTC 100 FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS ENDED
                                                6/30/04            YEAR ENDED      YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                              (UNAUDITED)           12/31/03        12/31/02        12/31/01        12/31/00+
                                            ----------------       ----------      ----------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD        $           3.76       $     2.53      $     4.06      $     6.07      $      10.00
                                            ----------------       ----------      ----------      ----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                  (0.01)           (0.01)          (0.02)          (0.02)***         (0.02)***
  Net realized and unrealized gain
    (loss) on investments                               0.14             1.24           (1.51)          (1.99)            (3.87)
                                            ----------------       ----------      ----------      ----------      ------------
      Total income (loss) from
        investment operations                           0.13             1.23           (1.53)          (2.01)            (3.89)
                                            ----------------       ----------      ----------      ----------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains                                  -                -               -           (0.00)^           (0.04)
                                            ----------------       ----------      ----------      ----------      ------------
NET ASSET VALUE, END OF PERIOD              $           3.89       $     3.76      $     2.53      $     4.06      $       6.07
                                            ================       ==========      ==========      ==========      ============
TOTAL RETURN(a)                                         3.46%**         48.62%         (37.68)%        (33.11)%          (38.90)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)         $         11,790       $   12,274      $    4,096      $   10,749      $      8,032
  Ratio of expenses to average daily
    net assets:
    Before expense waiver                               0.85%*           1.22%           1.08%           0.71%             0.88%*
    After expense waiver#                               0.56%*           0.56%           0.56%           0.56%             0.56%*
  Net investment loss to average
    daily net assets                                   (0.37)%*         (0.31)%         (0.45)%         (0.40)%           (0.36)%*
  Portfolio turnover rate                                 23%**            48%             64%             67%               51%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  ^    DISTRIBUTIONS FROM NET REALIZED GAINS IS LESS THAN $0.01 PER SHARE.
  + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEARS ENDED DECEMBER 31, 2001, 2002 AND 2003 AND FOR THE SIX MONTHS ENDED JUNE 30, 2004.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP EQUITY FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS ENDED
                                                6/30/04           YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              (UNAUDITED)          12/31/03       12/31/02       12/31/01
                                            ----------------      ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD        $          11.14      $     8.50     $     9.67     $     9.40
                                            ----------------      ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.01            0.02           0.02           0.05
  Net realized and unrealized gain
    (loss) on investments                               0.53            2.64          (1.17)          0.27
                                            ----------------      ----------     ----------     ----------
      Total income (loss) from investment
        operations                                      0.54            2.66          (1.15)          0.32
                                            ----------------      ----------     ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                               -           (0.02)         (0.02)         (0.05)
                                            ----------------      ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD              $          11.68      $    11.14     $     8.50     $     9.67
                                            ================      ==========     ==========     ==========
TOTAL RETURN(a)                                         4.84%**        31.29%        (11.84)%         3.36%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)         $         91,542      $   85,904     $   61,508     $   57,096
  Ratio of expenses to average daily
    net assets:
    Before expense waiver                               0.72%*          0.73%          0.77%          0.69%
    After expense waiver#                                N/A            0.73%(b)       0.76%(b)        N/A
  Net investment income to average
    daily net assets                                    0.14%*          0.20%          0.25%          0.59%
  Portfolio turnover rate                                 25%**           43%            44%            97%

                                            YEAR ENDED      YEAR ENDED
                                             12/31/00        12/31/99
                                            ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD        $     8.34      $     8.49
                                            ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                           0.08            0.07
  Net realized and unrealized gain
    (loss) on investments                         1.06           (0.15)
                                            ----------      ----------
      Total income (loss) from investment
        operations                                1.14           (0.08)
                                            ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                     (0.08)          (0.07)
                                            ----------      ----------
NET ASSET VALUE, END OF PERIOD              $     9.40      $     8.34
                                            ==========      ==========
TOTAL RETURN(a)                                  13.63%          (1.04)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)         $   42,661      $   20,137
  Ratio of expenses to average daily
    net assets:
    Before expense waiver                         0.80%           1.07%
    After expense waiver#                         0.76%           0.75%
  Net investment income to average
    daily net assets                              1.12%           1.13%
  Portfolio turnover rate                           65%             41%

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND, FOR THE YEARS ENDED DECEMBER 31, 1999, 2000 AND 2002.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  (b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MML SMALL COMPANY OPPORTUNITIES FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS ENDED
                                                6/30/04          YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                              (UNAUDITED)         12/31/03      12/31/02      12/31/01+
                                            ----------------     ----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD        $          13.79     $    10.13    $    10.84    $      10.00
                                            ----------------     ----------    ----------    ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                         (0.04)         (0.04)        (0.03)           0.00^
  Net realized and unrealized gain
    (loss) on investments                               0.88           4.32         (0.66)           0.97
                                            ----------------     ----------    ----------    ------------
      Total income (loss) from
        investment operations                           0.84           4.28         (0.69)           0.97
                                            ----------------     ----------    ----------    ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                               -              -             -           (0.00)^^
  From net realized gains                                  -          (0.62)        (0.02)          (0.13)
                                            ----------------     ----------    ----------    ------------
      Total distributions                                  -          (0.62)        (0.02)          (0.13)
                                            ----------------     ----------    ----------    ------------
NET ASSET VALUE, END OF PERIOD              $          14.63     $    13.79    $    10.13    $      10.84
                                            ================     ==========    ==========    ============
TOTAL RETURN(a)                                         6.09%**       42.25%        (6.34)%          9.69%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)         $         50,729     $   43,172    $   23,203    $     13,830
  Ratio of expenses to average daily
    net assets:
    Before expense waiver                               1.16%*         1.18%         1.29%           1.34%*
    After expense waiver#                                N/A*          1.16%         1.16%           1.16%*
  Net investment income (loss) to average
    daily net assets                                   (0.59)%*       (0.38)%       (0.41)%          0.04%*
  Portfolio turnover rate                                 39%**          57%           43%             50%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ^    NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
  ^^   DISTRIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
  + FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND THE YEARS ENDED DECEMBER 31, 2002 AND 2003.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP GROWTH EQUITY FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS ENDED
                                                6/30/04            YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              (UNAUDITED)           12/31/03         12/31/02         12/31/01
                                            ----------------       ----------       ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD        $          11.66       $     7.85       $    10.60       $    12.20
                                            ----------------       ----------       ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                  (0.04)           (0.07)           (0.09)           (0.06)
  Net realized and unrealized gain
    (loss) on investments                               0.44             3.88            (2.66)           (1.49)
                                            ----------------       ----------       ----------       ----------
      Total income (loss) from investment
        operations                                      0.40             3.81            (2.75)           (1.55)
                                            ----------------       ----------       ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains                                  -                -                -            (0.05)
                                            ----------------       ----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD              $          12.06       $    11.66       $     7.85       $    10.60
                                            ================       ==========       ==========       ==========
TOTAL RETURN(a)                                         3.43%**         48.54%          (25.94)%         (12.71)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)         $         52,167       $   47,687       $   26,784       $   48,983
  Ratio of expenses to average daily
    net assets:
    Before expense waiver                               1.21%*           1.25%            1.24%            1.15%
    After expense waiver#                               1.15%*(b)        1.16%(b)         1.16%(b)          N/A
  Net investment loss to average
    daily net assets                                   (0.67)%*         (0.79)%          (0.84)%          (0.46)%
  Portfolio turnover rate                                 34%**            59%              53%             104%

                                            YEAR ENDED     PERIOD ENDED
                                             12/31/00       12/31/99+
                                            ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD        $    16.15     $      10.00
                                            ----------     ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                            (0.01)***        (0.01)
  Net realized and unrealized gain
    (loss) on investments                        (2.09)            6.58
                                            ----------     ------------
      Total income (loss) from investment
        operations                               (2.10)            6.57
                                            ----------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains                        (1.85)           (0.42)
                                            ----------     ------------
NET ASSET VALUE, END OF PERIOD              $    12.20     $      16.15
                                            ==========     ============
TOTAL RETURN(a)                                 (13.87)%          65.68%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)         $   70,380     $     47,877
  Ratio of expenses to average daily
    net assets:
    Before expense waiver                         1.25%            0.96%**
    After expense waiver#                         1.18%            0.79%**
  Net investment loss to average
    daily net assets                             (0.04)%          (0.07)%**
  Portfolio turnover rate                           95%              75%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 3, 1999 THROUGH DECEMBER 31, 1999, THE YEARS ENDED DECEMBER 31, 2000, 2002 AND 2003 AND THE SIX MONTHS ENDED JUNE 30, 2004.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  (b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MML EMERGING GROWTH FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS ENDED
                                                6/30/04            YEAR ENDED      YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                              (UNAUDITED)           12/31/03        12/31/02        12/31/01        12/31/00+
                                            ----------------       ----------      ----------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD        $           5.16       $     3.54      $     6.15      $     7.34      $      10.00
                                            ----------------       ----------      ----------      ----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                  (0.03)           (0.04)          (0.05)***       (0.04)            (0.04)***
  Net realized and unrealized gain
    (loss) on investments                               0.26             1.66           (2.56)          (1.15)            (2.62)
                                            ----------------       ----------      ----------      ----------      ------------
      Total income (loss) from
        investment operations                           0.23             1.62           (2.61)          (1.19)            (2.66)
                                            ----------------       ----------      ----------      ----------      ------------
NET ASSET VALUE, END OF PERIOD              $           5.39       $     5.16      $     3.54      $     6.15      $       7.34
                                            ================       ==========      ==========      ==========      ============
TOTAL RETURN(a)                                         4.46%**         45.76%         (42.44)%        (16.33)%          (26.50)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)         $         12,336       $   10,064      $    4,333      $   12,184      $     11,095
  Ratio of expenses to average daily
    net assets:
    Before expense waiver                               1.75%*           2.28%           1.76%           1.37%             1.56%*
    After expense waiver#                               1.16%*           1.16%           1.16%           1.16%             1.16%*
  Net investment loss to average
    daily net assets                                   (1.07)%*         (1.09)%         (1.09)%         (0.81)%           (0.63)%*
  Portfolio turnover rate                                110%**           195%            190%            139%              119%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FROM THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEARS ENDED DECEMBER 31, 2001, 2002 AND 2003, AND THE SIX MONTHS ENDED JUNE 30, 2004.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. THE FUND                MML Series Investment Fund ("MML Trust") is registered under the
                           Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated
                           May 14, 1993, as amended. The following are ten series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML
                           Inflation-Protected Bond Fund ("Inflation-Protected Bond Fund"), MML
                           Large Cap Value Fund ("Large Cap Value Fund"), MML Equity Index Fund
                           ("Equity Index Fund"), MML Enhanced Index Core Equity Fund ("Enhanced
                           Index Core Equity Fund"), MML Growth Equity Fund ("Growth Equity Fund"),
                           MML OTC 100 Fund ("OTC 100 Fund"), MML Small Cap Equity Fund ("Small Cap
                           Equity Fund"), MML Small Company Opportunities Fund ("Small Company
                           Opportunities Fund"), MML Small Cap Growth Equity Fund ("Small Cap Growth
                           Equity Fund") and MML Emerging Growth Fund ("Emerging Growth Fund").

                           The MML Trust was established by Massachusetts Mutual Life Insurance
                           Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of
                           MassMutual. Shares of MML Trust are not offered to the general public.

                           The Equity Index Fund offers three classes of shares: Class I, Class II and Class III. Each share class invests in the same portfolio of assets.
                           The principal difference among the classes is the level of service and administration fees borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Fund's Prospectus.

2. SIGNIFICANT             The following is a summary of significant accounting policies followed
   ACCOUNTING              consistently by each Fund in the preparation of the financial statements
   POLICIES                in conformity with accounting principles generally accepted in the United
                           States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

              INVESTMENT   Equity securities are valued on the basis of valuations furnished by a
               VALUATION   pricing service, authorized by the Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market
                           System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

                           Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S.
                           dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

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
SECURITIES                 Each Fund may lend its securities to qualified brokers; however,
LENDING                    securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At June 30, 2004, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

                                                                    SECURITIES ON LOAN       COLLATERAL
                                                                    ------------------      -------------
                           Large Cap Value Fund                       $   5,668,209         $   5,874,726
                           Equity Index Fund                             22,983,038            23,848,949
                           Growth Equity Fund                             1,454,292             1,498,215
                           Small Cap Equity Fund                          5,220,977             5,377,946
                           Small Cap Growth Equity Fund                   9,817,736            10,246,306

              REPURCHASE   Each Fund may enter into repurchase agreements with certain banks and
              AGREEMENTS   broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement.
                           The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

          ACCOUNTING FOR   Investment transactions are accounted for on the trade date. Realized
             INVESTMENTS   gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

      FEDERAL INCOME TAX   It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the
                           "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders.
                           Therefore, no Federal income tax provision is required.

           DIVIDENDS AND   Dividends from net investment income are declared and paid quarterly for
        DISTRIBUTIONS TO   the Inflation-Protected Bond Fund. Dividends from net investment income
            SHAREHOLDERS   are declared and paid annually for the Large Cap Value Fund, Equity Index
                           Fund, Enhanced Index Core Equity Fund, Growth Equity Fund, OTC 100 Fund,
                           Small Cap Equity Fund, Small Company Opportunities Fund, Small Cap Growth
                           Equity Fund and Emerging Growth Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.
                           Distributions to shareholders are recorded on the ex-dividend date.
                           Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities.
                           As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

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
                           Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

        FOREIGN CURRENCY   The books and records of the Funds are maintained in U.S. dollars. The
             TRANSLATION   market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into
                           U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.
                           Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

                           Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

         FORWARD FOREIGN   Each Fund may enter into forward foreign currency contracts in order to
                CURRENCY   hedge the effect of currency movements of foreign denominated securities
               CONTRACTS   or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the
                           Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

                           Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

                           The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk.
                           The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

                           At June 30, 2004, the Funds had no open forward foreign currency contracts.

                 FORWARD   Each Fund may purchase or sell securities on a "when issued" or delayed
             COMMITMENTS   delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Forward commitments are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a

                           realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

                           At June 30, 2004, the Funds had no open forward commitments.

       FINANCIAL FUTURES   The Funds may purchase or sell financial futures contracts and options on
               CONTRACTS   such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities.
                           Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.
                           Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                           A summary of open futures contracts for the Equity Index Fund and the OTC
                           100 Fund at June 30, 2004, is as follows:

                                                                                    NOTIONAL
                               NUMBER OF                                            CONTRACT    NET UNREALIZED
                               CONTRACTS             TYPE        EXPIRATION DATE     VALUE       APPRECIATION
                           ------------------  ----------------  ---------------  ------------  --------------
                           EQUITY INDEX FUND
                           BUYS
                           8                    S&P 500 Index        09/16/04     $  2,280,800    $     18,977

                           OTC 100 FUND
                           BUYS
                           5                   NASDAQ 100 Index      09/17/04          152,100           4,081

           ALLOCATION OF   In maintaining the records for the Equity Index Fund, the income and
      OPERATING ACTIVITY   expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the
                           Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expense relates based on the relative net assets of each.

3. MANAGEMENT
   FEES AND OTHER
   TRANSACTIONS

              INVESTMENT   Under agreements between the Trust and MassMutual on behalf of each Fund,
          MANAGEMENT FEE   MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees monthly based on the following annual rates.

                           For the Inflation-Protected Bond Fund, MassMutual receives a fee from the
                           Fund at an annual rate of 0.60% of the first $100,000,000, 0.55% of the next $200,000,000, 0.50% of the next $200,000,000 and 0.45% on assets over $500,000,000, of the average daily net asset value of the Fund.

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

                           For the Large Cap Value Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% of the first $100,000,000, 0.75% on the next
                           $400,000,000 and 0.70% on assets over $500,000,000, of the average daily net asset value of the Fund.

                           For the Equity Index Fund, MassMutual receives a fee from the Fund at an annual rate of 0.10% of the average daily net asset value of the Fund.

                           For the Enhanced Index Core Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.55% of the average daily net asset value of the Fund.

                           For the Growth Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% of the first $300,000,000, 0.77% of the next
                           $300,000,000, 0.75% of the next $300,000,0000, 0.72% of the next
                           $600,000,000 and 0.65% of assets over $1,500,000,000, of the average daily net asset value of the Fund.

                           For the OTC 100 Fund, MassMutual receives a fee from the Fund at an annual rate of 0.45% of the first $200,000,000, 0.44% on the next
                           $200,000,000 and 0.42% on assets over $400,000,000, of the average daily net asset value of the Fund.

                           For the Small Cap Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 0.65% of the first $100,000,000, 0.60% of the next
                           $100,000,000, 0.55% of the next $300,000,000 and 0.50% of any excess over
                           $500,000,000 of the average daily net asset value of the Fund.

                           For the Small Company Opportunities Fund, MassMutual receives a fee from the Fund at an annual rate of 1.05% of the average daily net asset value of the Fund.

                           For the Small Cap Growth Equity Fund, MassMutual receives a fee from the
                           Fund at the annual rate of 1.075% of the first $200,000,000, 1.05% of the next $200,000,000, 1.025% of the next $600,000,000 and 1.00% of assets over $1,000,000,000, of the average daily net asset value of the Fund.

                           For the Emerging Growth Fund, MassMutual receives a fee from the Fund at the annual rate of 1.05% of the first $200,000,000, 1.00% on the next
                           $200,000,000 and 0.95% on assets over $400,000,000, of the average daily net asset value of the Fund.

                           MassMutual has entered into investment sub-advisory agreements with David
                           L. Babson & Company, Inc. ("DLB"), pursuant to which DLB serves as certain Funds' sub-adviser providing day-to-day management of the Funds'
                           investments. DLB is a wholly owned subsidiary of DLB Acquisition
                           Corporation, which is a controlled subsidiary of MassMutual. The sub-advisory agreements with DLB provide that DLB manage the investment and reinvestment of the assets of the Inflation-Protected Bond Fund,
                           Enhanced Index Core Equity Fund, Small Cap Equity Fund and Small Company
                           Opportunities Fund. DLB receives a fee from MassMutual equal to an annual rate of 0.08% of the average daily net assets under management of the
                           Inflation-Protected Bond Fund, 0.25% of the average daily net assets under management of the Enhanced Index Core Equity Fund and Small Cap
                           Equity Fund, and 0.75% of the average daily net assets under management of the Small Company Opportunities Fund.

                           MassMutual has also entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers; Davis Selected
                           Advisers, L.P. for the Large Cap Value Fund, Northern Trust Investments,
                           Inc. for the Equity Index Fund and the OTC 100 Fund, Grantham, Mayo, Van
                           Otterloo and Co. LLC for the Growth Equity Fund, Waddell & Reed
                           Investment Management Company for a portion of the Small Cap Growth
                           Equity Fund, RS Investment Management L.P. for the Emerging Growth Fund
                           and Wellington Management Company, LLP for a portion of the Small Cap
                           Growth Equity Fund. Prior to June 1, 2004, Massachusetts Financial
                           Services Company managed the investment and

                                       75
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
                           reinvestment of the Growth Equity Fund. MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

        ADMINISTRATION &   For the Equity Index Fund, under a separate administrative and
     SHAREHOLDER SERVICE   shareholder services agreement between the Fund and MassMutual,
                    FEES   MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates: 0.30% on the first
                           $100,000,000, 0.28% on the next $150,000,000 and 0.26% on assets in excess of $250,000,000 of Class I shares of the Fund, 0.19% of the average daily net assets of Class II shares of the Fund, and for Class
                           III shares, an amount not to exceed 0.05% of the average daily net assets of the Fund.

         EXPENSE WAIVERS   For all Funds, except the Equity Index Fund, MassMutual has agreed, at least through April 30, 2005, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses)
                           incurred during the Fund's fiscal year exceed 0.11% of the average daily net assets of the Fund for such year.

                           For Class II and Class III of the Equity Index Fund, MassMutual has
                           agreed, at least through April 30, 2005, to bear the expenses of the
                           Fund, to the extent that the aggregate expenses (excluding the Fund's management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.05% of the average daily net assets of the Fund for such year. MassMutual has also agreed to waive certain administrative and shareholder service fees payable by the Fund on account of Class II or
                           Class III shares.

      EXPENSE REDUCTIONS   The Large Cap Value Fund, Growth Equity Fund, Small Cap Equity Fund and
                           the Small Cap Growth Equity Fund have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Funds under such agreements are presented as a reduction of expenses in the statement of operations. For the six months ended June 30, 2004, expenses were reduced under these agreements as follows:

                                                                                    REDUCTIONS
                                                                                    ----------
                           Large Cap Value Fund                                      $    23
                           Growth Equity Fund                                          2,633
                           Small Cap Growth Equity Fund                                8,546

                   OTHER   Certain officers and trustees of the Funds are also officers of
                           MassMutual. The compensation of each trustee who is not an officer or employee of MassMutual is borne by the Funds.

                DEFERRED   Trustees of the Funds that are not employees of MassMutual or its
            COMPENSATION   subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan.
                           Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

                           For the six months ended June 30, 2004, no significant amounts have been deferred.

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
4. PURCHASES AND           Cost of purchases and proceeds from sales of investment securities
   SALES OF                (excluding short-term investments) for the six months ended June 30,
   INVESTMENTS             2004, were as follows:

                                                                       LONG-TERM U.S.      OTHER LONG-TERM
                                                                   GOVERNMENT SECURITIES     SECURITIES
                                                                   ---------------------   ---------------
               PURCHASES
                           Inflation-Protected Bond Fund                  $   21,574,150     $   8,721,758
                           Large Cap Value Fund                                        -         6,892,193
                           Equity Index Fund                                           -         7,103,518
                           Enhanced Index Core Equity Fund                             -        11,032,550
                           Growth Equity Fund                                          -        29,272,100
                           OTC 100 Fund                                                -         2,672,387
                           Small Cap Equity Fund                                       -        23,255,739
                           Small Company Opportunities Fund                            -        20,366,895
                           Small Cap Growth Equity Fund                                -        19,094,595
                           Emerging Growth Fund                                        -        13,263,790

                   SALES
                           Inflation-Protected Bond Fund                  $    5,771,903     $           -
                           Large Cap Value Fund                                        -           344,623
                           Equity Index Fund                                           -        13,810,811
                           Enhanced Index Core Equity Fund                             -         9,527,317
                           Growth Equity Fund                                          -        28,226,199
                           OTC 100 Fund                                                -         3,283,216
                           Small Cap Equity Fund                                       -        20,540,242
                           Small Company Opportunities Fund                            -        17,018,685
                           Small Cap Growth Equity Fund                                -        15,490,679
                           Emerging Growth Fund                                        -        11,909,789

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

5. CAPITAL SHARE           The Funds are authorized to issue an unlimited number of shares, with no
   TRANSACTIONS            par value in each class of shares. Changes in shares outstanding for each
                           Fund are as follows:

                                              SIX MONTHS ENDED JUNE 30, 2004     YEAR ENDED DECEMBER 31, 2003
                                                SHARES            AMOUNT           SHARES            AMOUNT
                                             ------------    ---------------    ------------    ---------------
INFLATION-PROTECTED BOND FUND
   Sold                                         2,680,531    $    29,020,322       2,692,560    $    28,521,490
   Issued as reinvestment of dividends             21,480            237,357          46,497            495,892
   Redeemed                                      (340,690)        (3,668,059)       (487,070)        (5,160,642)
                                             ------------    ---------------    ------------    ---------------
   Net increase (decrease)                      2,361,321    $    25,589,620       2,251,987    $    23,856,740
                                             ============    ===============    ============    ===============
LARGE CAP VALUE FUND
   Sold                                         1,225,372    $    11,803,540       2,108,779    $    16,987,215
   Issued as reinvestment of dividends                  -                  -          38,468            359,133
   Redeemed                                      (497,911)        (4,786,975)       (692,939)        (5,520,063)
                                             ------------    ---------------    ------------    ---------------
   Net increase (decrease)                        727,461    $     7,016,565       1,454,308    $    11,826,285
                                             ============    ===============    ============    ===============
EQUITY INDEX FUND CLASS I
   Sold                                           837,262    $    11,729,655       1,373,601    $    16,523,967
   Issued as reinvestment of dividends                  -                  -          66,793            913,733
   Redeemed                                      (512,214)        (7,155,815)     (1,104,652)       (12,742,287)
                                             ------------    ---------------    ------------    ---------------
   Net increase (decrease)                        325,048    $     4,573,840         335,742    $     4,695,413
                                             ============    ===============    ============    ===============
EQUITY INDEX FUND CLASS II
   Sold                                           816,758    $    11,423,649       3,785,872    $    45,312,735
   Issued as reinvestment of dividends                  -                  -         181,866          2,486,104
   Redeemed                                    (1,798,210)       (25,119,241)     (1,822,195)       (20,970,465)
                                             ------------    ---------------    ------------    ---------------
   Net increase (decrease)                       (981,452)   $   (13,695,592)      2,145,543    $    26,828,374
                                             ============    ===============    ============    ===============
EQUITY INDEX FUND CLASS III
   Sold                                             6,515    $        91,074         766,101    $     8,254,570
   Issued as reinvestment of dividends                  -                  -         141,618          1,931,671
   Redeemed                                      (218,274)        (2,999,698)     (1,499,750)       (17,541,572)
                                             ------------    ---------------    ------------    ---------------
   Net increase (decrease)                       (211,759)   $    (2,908,624)       (592,031)   $    (7,355,331)
                                             ============    ===============    ============    ===============
ENHANCED INDEX CORE EQUITY FUND
   Sold                                           187,116    $     1,713,906         537,899    $     4,237,161
   Issued as reinvestment of dividends                  -                  -          15,472            138,749
   Redeemed                                       (46,977)          (432,222)       (119,693)          (908,167)
                                             ------------    ---------------    ------------    ---------------
   Net increase (decrease)                        140,139    $     1,281,684         433,678    $     3,467,743
                                             ============    ===============    ============    ===============
GROWTH EQUITY FUND
   Sold                                           369,908    $     2,533,400         764,121    $     4,707,919
   Issued as reinvestment of dividends                  -                  -             605              4,061
   Redeemed                                      (240,285)        (1,650,175)       (601,626)        (3,579,358)
                                             ------------    ---------------    ------------    ---------------
   Net increase (decrease)                        129,623    $       883,225         163,100    $     1,132,622
                                             ============    ===============    ============    ===============
OTC 100 FUND
   Sold                                         1,029,356    $     3,888,397       3,381,484    $    10,712,617
   Issued as reinvestment of dividends                  -                  -               -                  -
   Redeemed                                    (1,258,459)        (4,613,136)     (1,738,007)        (5,450,632)
                                             ------------    ---------------    ------------    ---------------
   Net increase (decrease)                       (229,103)   $      (724,739)      1,643,477    $     5,261,985
                                             ============    ===============    ============    ===============
SMALL CAP EQUITY FUND
   Sold                                           630,228    $     7,135,801       1,543,870    $    14,782,305
   Issued as reinvestment of dividends                  -                  -          12,718            142,999
   Redeemed                                      (503,889)        (5,670,525)     (1,081,987)       (10,032,551)
                                             ------------    ---------------    ------------    ---------------
   Net increase (decrease)                        126,339    $     1,465,276         474,601    $     4,892,753
                                             ============    ===============    ============    ===============
SMALL COMPANY OPPORTUNITIES FUND
   Sold                                           506,914    $     7,196,023         968,295    $    11,536,096
   Issued as reinvestment of dividends                  -                  -         134,135          1,853,674
   Redeemed                                      (169,873)        (2,396,607)       (263,399)        (2,914,092)
                                             ------------    ---------------    ------------    ---------------
   Net increase (decrease)                        337,041    $     4,799,416         839,031    $    10,475,678
                                             ============    ===============    ============    ===============

                                              SIX MONTHS ENDED JUNE 30, 2004     YEAR ENDED DECEMBER 31, 2003
                                                SHARES            AMOUNT           SHARES            AMOUNT
                                             ------------    ---------------    ------------    ---------------
SMALL CAP GROWTH EQUITY FUND
   Sold                                           587,176    $     8,937,056       1,211,042    $    12,118,367
   Issued as reinvestment of dividends                  -                  -               -                  -
   Redeemed                                      (349,736)        (6,115,524)       (533,737)        (4,815,882)
                                             ------------    ---------------    ------------    ---------------
   Net increase (decrease)                        237,440    $     2,821,532         677,305    $     7,302,485
                                             ============    ===============    ============    ===============
EMERGING GROWTH FUND
   Sold                                           780,377    $     4,164,629       1,672,583    $     7,604,348
   Issued as reinvestment of dividends                  -                  -               -                  -
   Redeemed                                      (441,786)        (2,299,657)       (947,231)        (4,162,675)
                                             ------------    ---------------    ------------    ---------------
   Net increase (decrease)                        338,591    $     1,864,972         725,352    $     3,441,673
                                             ============    ===============    ============    ===============

6. FOREIGN                 The Funds may also invest in foreign securities, subject to certain
   SECURITIES              percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S.
                           companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments.
                           Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. FEDERAL INCOME          At June 30, 2004, the cost of securities and the unrealized appreciation
   TAX INFORMATION         (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

                                                                   FEDERAL       TAX BASIS       TAX BASIS     NET UNREALIZED
                                                                 INCOME TAX      UNREALIZED     UNREALIZED     APPRECIATION/
                                                                    COST        APPRECIATION   DEPRECIATION    (DEPRECIATION)
                                                                -------------   ------------   -------------   --------------
                           Inflation-Protected Bond Fund        $  60,450,366   $    531,818   $    (660,269)  $     (128,451)
                           Large Cap Value Fund                    62,943,852     11,150,446      (1,132,544)      10,017,902
                           Equity Index Fund                      426,828,221     52,400,039     (49,341,825)       3,058,214
                           Enhanced Index Core Equity Fund         16,575,198      1,622,012        (263,821)       1,358,191
                           Growth Equity Fund                      23,954,136        868,311        (344,625)         523,686
                           OTC 100 Fund                             9,926,415      2,126,934        (259,435)       1,867,499
                           Small Cap Equity Fund                   79,240,977     19,247,039      (1,474,357)      17,772,682
                           Small Company Opportunities Fund        42,418,438      8,704,257        (961,717)       7,742,540
                           Small Cap Growth Equity Fund            52,238,326     11,049,104      (1,568,837)       9,480,267
                           Emerging Growth Fund                    11,777,791      1,026,534        (571,185)         455,349

                           At December 31, 2003, the following Funds had available, for Federal income tax purposes, unused capital losses:

                                                                   EXPIRING       EXPIRING       EXPIRING        EXPIRING
                                                                     2008           2009           2010            2011
                                                                 ------------   ------------   ------------   --------------
                           Large Cap Value Fund                  $      8,346   $  1,160,333   $  2,527,171   $    1,015,832
                           Equity Index Fund                                -              -      6,501,477          144,729
                           Enhanced Index Core Equity Fund                  -        285,538      1,053,561          375,501
                           Growth Equity Fund                               -     17,334,932      7,953,799                -
                           OTC 100 Fund                                     -        943,131      4,762,508        2,362,711
                           Small Cap Equity Fund                            -              -        123,022                -
                           Small Cap Growth Equity Fund                     -     10,101,072      8,158,841          930,646
                           Emerging Growth Fund                       748,125      4,870,511      3,402,428                -

                           Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

                           Certain differences exist from the amounts reflected in the Statement of
                           Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes. The tax character of distributions paid during the year ended December 31, 2003 was as follows:

                                                                    ORDINARY       LONG TERM       RETURN OF
                                                                     INCOME      CAPITAL GAIN       CAPITAL
                                                                 -------------   ------------    ------------
                           Inflation-Protected Bond Fund         $     495,892   $           -   $           -
                           Large Cap Value Fund                        359,133               -               -
                           Equity Index Fund                         5,331,508               -               -
                           Enhanced Index Core Equity Fund             138,749               -               -
                           Growth Equity Fund                            4,061               -               -
                           Small Cap Equity Fund                       142,999               -               -
                           Small Companies Opportunities Fund          599,939       1,253,735               -

                           At December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                                 UNDISTRIBUTED
                                                                                  LONG TERM
                                                                 UNDISTRIBUTED   CAPITAL GAIN/     UNREALIZED
                                                                   ORDINARY      (CAPITAL LOSS    APPRECIATION
                                                                    INCOME         CARRYOVER)    (DEPRECIATION)
                                                                 -------------   -------------   -------------
                           Inflation-Protected Bond Fund         $         216   $     143,827   $     886,387
                           Large Cap Value Fund                              -      (5,346,575)      7,332,035
                           Equity Index Fund                                 -     (10,002,471)     (8,169,473)
                           Enhanced Index Core Equity Fund                   -      (2,159,764)      1,672,697
                           Growth Equity Fund                                -     (25,528,503)      1,142,062
                           OTC 100 Fund                                      -     (11,010,292)      2,155,842
                           Small Cap Equity Fund                             -        (803,221)     15,528,253
                           Small Companies Opportunities Fund          462,933         395,424       7,769,923
                           Small Cap Growth Equity Fund                      -     (19,553,160)      9,678,618
                           Emerging Growth Fund                              -      (9,172,563)        958,257

                           The following Funds elected to defer to January 1, 2004 post-October losses:

                                                                                     AMOUNT
                                                                                 -------------
                           Large Cap Value Fund                                  $     367,883
                           Enhanced Index Core Equity Fund                              50,912
                           OTC 100 Fund                                                322,405

                           The following Funds elected to defer January 1, 2004 post-October currency losses:

                                                                                     AMOUNT
                                                                                 -------------
                           Large Cap Value Fund                                  $       4,760
                           Growth Equity Fund                                              292

                           Pursuant to Section 852 of the Internal Revenue Code, the Small Company
                           Opportunities Fund designates capital gain dividends of $1,253,735 for the year ended December 31, 2003.

8. PROXY VOTING            A description of the policies and procedures that the Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's
                           website at http://www.sec.gov.

                           On or after August 31, 2004, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge, upon request, on the MassMutual website at http://www.massmutual.com, and on the
                           Securities and Exchange Commission's website at http://www.sec.gov.

9. SUBSEQUENT EVENT        David L. Babson & Company Inc. is now known as Babson Capital Management
                           LLC ("Babson Capital").

[MASSMUTUAL FINANCIAL GROUP(SM) LOGO]


Massachusetts Mutual Life Insurance Company and affiliates, Springfield, MA 01111-0001

www.massmutual.com


MassMutual Financial Group is a marketing designation
(or fleet name) for Massachusetts Mutual Life Insurance Company
(MassMutual) and its affiliates.                                      L4540A 804

ITEM 2. CODE OF ETHICS. (annual only)

     Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. (annual only)

     Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. (annual only)

     Not applicable to this filing.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

     Not applicable to this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable to this filing.

ITEMS 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILITAED PURCHASERS.

     Not applicable to this filing.

ITEMS 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable to this filing.

ITEM 10. CONTROLS AND PROCEDURES.

       (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

       (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

     (a)(1) Code of Ethics (Item 2) is not applicable to this filing.

     (a)(2) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

     (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

     (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)             MML Series Investment Fund
            --------------------------------------------------------------------

By (Signature and Title)  /s/ David W. O'Leary
                         -------------------------------------------------------
                         David W. O'Leary, President and
                         Principal Executive Officer

Date  8/17/04
     ---------------------------------


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David W. O'Leary
                        --------------------------------------------------------
                        David W. O'Leary, President and
                        Principal Executive Officer


Date  8/17/04
     ---------------------------------

By (Signature and Title) /s/ James S. Collins
                        --------------------------------------------------------
                        James S. Collins, Treasurer and
                        Principal Financial Officer


Date  8/23/04
     ---------------------------------